[PICTURE]

                                        Prestige Large Cap Value Fund

                                        Prestige Large Cap Growth Fund

                                        Prestige Balanced Fund

                                        Prestige Small Cap Fund

                                        Prestige International Fund

                                        Nationwide Value Opportunities Fund

                                        Nationwide High Yield Bond Fund

                                        Morley Enhanced Income Fund

                  NATIONWIDE Family of Funds Annual Report 2000

[LOGO] NATIONWIDE
       Family of Funds

[PICTURE]

Message to Shareholders
October 31, 2000
Paul J. Hondros
President, Chief Executive Officer
Villanova Capitalo

     In our fiscal 1999 report, we made a commitment to Nationwide Family of Funds shareholders to deliver expanded investment capabilities and a more robust product line. Moreover, we raised the bar for our existing portfolios in terms of both performance and adherence to objective and policy. Today, at the close of fiscal 2000, we have made significant progress in meeting that commitment.

- We have added several talented individuals to our investment management team.
- We have enhanced our research capabilities while implementing a rigorous review process to ensure that our funds adhere to their mandates.
- Our focus on performance was evident during the last three months, with our three largest equity funds outpacing their benchmarks despite significant market turbulence.
- And, we have expanded the range of investment solutions we provide to our shareholders.

     At the same time, we have extended our reach globally through our partnership with our new affiliate, London-based Gartmore Investment Management plc, a leading international investment management firm. We are work-ing with our colleagues at Gartmore to provide investors around the world with investment solutions designed to help them meet their financial goals (see below).
     We have achieved these results over a relatively short period by focusing our investments in three key areas: people, product and process.

OUR INVESTMENT IN PEOPLE
     In the U.S., our investment capabilities have been strengthened by several additions to our portfolio management team.

- CURTISS BARROWS, who oversees our U.S. and global high-yield bond programs, joined us from Deutsche Asset Management in January.
- JEFFREY PETHERICK and MARY CHAMPAGNE, formerly of Loomis, Sayles, head up a team of value investment specialists. This group joined us in January.
- CHRISTOPHER BAGGINI left Allied Investment Advisors, Inc., in March to head up our large-cap growth equity programs.
- AARON HARRIS, former lead manager of the Nicholas-Applegate Global Technology Fund, came aboard in April to lead the development of our investment capabilities in the technology sector.
- PANK AGRRAWAL moved from Putnam Investments to Villanova Capital in April to head our quantitative research group.

     In addition, we can draw on the considerable international resources available to us through our affiliation with Gartmore.
     To support our portfolio management team, we have increased our investment in our research area, adding several talented analysts. Our investment team relies heavily on research--rigorous, bottom-up research on companies, industries and countries, augmented by sophisticated quantitative analysis. This value-added research, we believe, allows us to offer competitive, risk-adjusted results for our shareholders.

THE GARTMORE ADVANTAGE
     With more than $80 billion in assets under management as of October 31, 2000, Gartmore Investment Management plc, offers comprehensive investment management services covering the world's major equity, bond, and currency markets. Gartmore ranks as the fifth largest institutional manager and the seventh largest retail manager in the United Kingdom.
     Gartmore was acquired by Nationwide Mutual in May 2000. Since then, Nationwide Family of Funds and Gartmore Global Partners (the SEC-registered, wholly owned subsidiary of Gartmore Investment Management plc) have partnered to provide our shareholders with new global product solutions, including several mutual funds introduced in October.

[PICTURE]

OUR INVESTMENT IN PRODUCT OFFERINGS AND PROCESS
     The additions to our investment team have enabled us to expand the lineup of investment solutions available through the Nationwide Family of Funds. Today, our shareholders can choose from more than 20 retail mutual funds, representing a broad range of objectives, styles, and strategies, including global technology and concentrated growth, international and emerging markets, and small-cap value.
     In addition to introducing new products, we implemented a process to rigorously review and continually evaluate our existing portfolios to ensure that they are managed in a manner consistent with their objectives, as stated in our prospectuses. And, as we grow our investment capabilities, we want to ensure that the appropriate level of resources is assigned to each of our portfolios. As a result, we made changes in the management of three of our funds.

-    In March, CHRIS BAGGINI became manager of the NATIONWIDE GROWTH FUND.
- One month later, AARON HARRIS took the helm of the GARTMORE MILLENNIUM GROWTH FUND (formerly the Nationwide Mid Cap Growth Fund).
- In September, WILLIAM MILLER, our Chief Investment Officer, joined CHARLES BATH as co-manager of the NATIONWIDE FUND, our largest fund. Bill is responsible for the technology and telecommunications portions of the Fund, while Chuck, who has successfully served Nationwide Fund shareholders for more than 15 years, will continue to manage all other sectors of the Fund.

     We will continue to evaluate our portfolios to ensure that our seasoned managers are allowed to focus on their strengths and provide shareholders with competitive results.

THE YEAR IN REVIEW
     Our efforts in the investment and research areas are beginning to show promise. Three of the equity funds in this report outperformed their benchmarks for their fiscal years. In fact, since its inception on December 29, 1999, the Nationwide Value Opportunities Fund significantly outpaced its benchmark, the unmanaged Russell 2000 Index (22.18%* versus -0.47%), for the period ended October 31.
     Our bond and income funds turned in mixed results, due in part to overweightings in corporate bonds, which suffered from earning pressure and signs of economic weakening, and underweightings in Treasuries, the year's top performer.

BUILDING FOR THE FUTURE
     Each of the investments we have made--in people, products, and process--is designed with a single goal in mind: to provide our fund shareholders with competitive returns on a risk-adjusted basis across a broad range of investment solutions.
     We look forward to continuing to help our shareholders meet their financial goals in the months and years ahead.

                                        /s/ Paul J. Hondros
                                        Paul J. Hondros*

--------------------------------------------------------------------------------
* Performance does not reflect sales charge and assumes reinvestment of dividends. For more complete information, including net performance and specific risks associated with the fund, please refer to pages 34-47 and 67-76.

CONTENTS

PRESTIGE ADVISOR SERIES

1    Message to Shareholders
2    Fund Highlights
5    Prestige Large Cap Value Fund
8    Prestige Large Cap Growth Fund
12   Prestige Balanced Fund
19   Prestige Small Cap Fund
24   Prestige International Fund
28   Statements of Assets and Liabilities
30   Statements of Operations
32   Statements of Changes in Net Assets
34   Financial Highlights
37   Notes to Financial Statements
48   Independent Auditors' Report
49   Annual Report for:
       Nationwide Value Opportunities Fund
       Nationwide High Yield Bond Fund
       Morley Enhanced Income Fund
78   Shareholder Meeting
81   Officers and Trustees

PRESTIGE ADVISOR SERIES(SM) FUND HIGHLIGHTS
--------------------------------------------------------------------------------

PRESTIGE LARGE CAP VALUE FUND

INVESTMENT STRATEGY

   The Fund seeks to maximize total return, consisting of both capital appreciation and current income. The Fund invests primarily in U.S. equity securities that the Portfolio managers believe are currently undervalued.

PORTFOLIO MANAGERS
A team from Brinson Partners, Inc., subadviser to the Fund, that includes Jeffrey J. Diermeier, CFA; Robert C. Moore, CFA; and John C. Leonard, CFA.

TOP TEN HOLDINGS
(Composition Subject to Change)

AS OF OCTOBER 31, 2000                   % OF NET ASSETS
================================================================================
Exxon Mobil Corp.                                  3.51%
Energy Sources
--------------------------------------------------------------------------------
Emerson Electric Co.                               3.41%
Capital Goods/Electrical
--------------------------------------------------------------------------------
Fedex Corp.                                        3.33%
Airlines
--------------------------------------------------------------------------------
Wells Fargo Co.                                    3.21%
Financial/Banks
--------------------------------------------------------------------------------
Southdown, Inc.                                    2.98%
Construction & Building Materials
--------------------------------------------------------------------------------
Verizon Communications                             2.84%
Telecommunications
--------------------------------------------------------------------------------
American Electric Power Co., Inc.                  2.82%
Utilities
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                      2.61%
Computer Software & Services
--------------------------------------------------------------------------------
PNC Bank Corp.                                     2.57%
Financial/Banks
--------------------------------------------------------------------------------
C P & L Energy, Inc.                               2.55%
Utilities
--------------------------------------------------------------------------------

PRESTIGE LARGE CAP GROWTH FUND

INVESTMENT STRATEGY

   The Fund seeks long-term capital appreciation through a diversified portfolio of equity securities of large-capitalization U.S. companies that are expected to have better prospects for earnings growth than the growth rate of general domestic economy. Dividend income is a secondary consideration in choosing securities.

PORTFOLIO MANAGERS
Robert C. Jones, CFA; Victor H. Pinter; and Melissa Brown, from Goldman Sachs Asset Management, subadviser to the Fund.


TOP TEN HOLDINGS*
(Composition Subject to Change)

AS OF OCTOBER 31, 2000                   % OF NET ASSETS
================================================================================
General Electric Co.                               6.44%
Capital Goods
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                5.36%
Computer Software & Services
--------------------------------------------------------------------------------
Intel Corp.                                        4.13%
Computer Equipment
--------------------------------------------------------------------------------
Pfizer, Inc.                                       3.72%
Drugs
--------------------------------------------------------------------------------
Microsoft Corp.                                    3.36%
Computer Software & Services
--------------------------------------------------------------------------------
EMC Corp.                                          2.73%
Computer Equipment
--------------------------------------------------------------------------------
Sun Microsystems, Inc.                             2.66%
Computer Equipment
--------------------------------------------------------------------------------
Merck & Co., Inc.                                  2.41%
Drugs
--------------------------------------------------------------------------------
Oracle Corp.                                       2.10%
Services
--------------------------------------------------------------------------------
America Online, Inc.                               1.70%
Services
--------------------------------------------------------------------------------

* Excludes short-term investments, cash, and cash equivalents.

2 NATIONWIDE

PRESTIGE ADVISOR SERIES(SM) FUND HIGHLIGHTS
--------------------------------------------------------------------------------

PRESTIGE BALANCED FUND

INVESTMENT STRATEGY

   The Fund seeks a high total return from a diversified portfolio of equity and fixed-income securities. Under normal circumstances, the Fund invests approximately 60% of its assets in equity securities and 40% of its assets in fixed-income securities.

PORTFOLIO MANAGERS
Patrik Jacobson and Kathryn Jonas of J.P. Morgan Investment Management, Inc., subadviser to the Fund.

TOP TEN HOLDINGS*
(Composition Subject to Change)
AS OF OCTOBER 31, 2000                 % OF NET ASSETS
--------------------------------------------------------------------------------
FNMA, 6.50%, 11/1/30                               6.27%
--------------------------------------------------------------------------------
FNMA, 7.00%, 11/1/30                               4.12%
--------------------------------------------------------------------------------
U.S. Treasury Bond, 5.25%, 2/15/29                 2.93%
--------------------------------------------------------------------------------
General Electric Co.                               2.44%
Capital Goods
--------------------------------------------------------------------------------
Microsoft Corp.                                    2.11%
Computer Software & Services
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                1.97%
Computer Software & Services
--------------------------------------------------------------------------------
FNMA, 7.125%, 6/15/10                              1.74%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                  1.68%
Oil/International
--------------------------------------------------------------------------------
FNMA, 7.00%, 11/18/14                              1.61%
--------------------------------------------------------------------------------
First Omni, 6.65%, 9/15/03                         1.43%
--------------------------------------------------------------------------------
INVESTMENT STRATEGY

   The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests primarily in equity securities issued by companies that have small market capitalizations.

PORTFOLIO MANAGERS
A team including Robert Slotpole and Donna Murphy of INVESCO, Inc., subadviser to the Fund.

PRESTIGE SMALL CAP FUND TOP TEN HOLDINGS*
(Composition Subject to Change)
AS OF OCTOBER 31, 2000                 % OF NET ASSETS
================================================================================
Stewart & Stevenson Services, Inc.                 1.25%
Machinery
--------------------------------------------------------------------------------
Pulte Corp.                                        1.10%
Construction & Building Materials
--------------------------------------------------------------------------------
Public Service Co. of New Mexico                   1.09%
Utilities
--------------------------------------------------------------------------------
Essex Property Trust,  Inc.                        0.99%
Real Estate
--------------------------------------------------------------------------------
Bindley Western Industries, Inc.                   0.88%
Drugs
--------------------------------------------------------------------------------
Downey Financial Corp.                             0.88%
Financial/Banks
--------------------------------------------------------------------------------
First Health Group Corp.                           0.81%
Healthcare
--------------------------------------------------------------------------------
Greater Bay Bancorp                                0.77%
Financial/Banks
--------------------------------------------------------------------------------
Imperial Bancorp                                   0.76%
Financial/Banks
--------------------------------------------------------------------------------
Cerner Corp.                                       0.75%
Computer Software & Services
--------------------------------------------------------------------------------
* Excludes repurchase agreement, cash, and cash equivalents.

                                                                    NATIONWIDE 3

PRESTIGE ADVISOR SERIES(SM) FUND HIGHLIGHTS
--------------------------------------------------------------------------------

PRESTIGE INTERNATIONAL FUND

INVESTMENT STRATEGY

   The Fund seeks long-term capital appreciation by investing primarily in equity securities of relatively large non-U.S. companies. The Fund will choose investments so that market capitalizations, industry weightings and other fundamental characteristics of the Fund's investments are similar to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI
EAFE).

PORTFOLIO MANAGERS
A team from Lazard Asset Management, subadviser to the Fund, under the guidance of Herbert Gullquist. The team includes Michael Powers; John Reinsberg; Michael Bennett, CPA; Margaret Moore; and Nina Saglimbeni.

TOP TEN HOLDINGS*
(Composition Subject to Change)
AS OF OCTOBER 31, 2000                   % OF NET ASSETS
================================================================================
Nissan Motors Co. Ltd.                             3.00%
Japan
--------------------------------------------------------------------------------
Total Fina SA                                      2.39%
France
--------------------------------------------------------------------------------
ING Groep NV                                       2.36%
Netherlands
--------------------------------------------------------------------------------
Smithkline Beecham PLC                             2.35%
Great Britain (UK)
--------------------------------------------------------------------------------
Akzo Nobel NV                                      2.20%
Netherlands
--------------------------------------------------------------------------------
Allianz AG                                         2.17%
Germany
--------------------------------------------------------------------------------
HypoVereinsbank AG                                 2.07%
Germany
--------------------------------------------------------------------------------
British Telecommunications PLC                     2.06%
Great Britain (UK)
--------------------------------------------------------------------------------
Vodafone Airtouch PLC                              1.94%
Great Britian (UK)
--------------------------------------------------------------------------------
United Overseas Bank Ltd.                          1.90%
Singapore
--------------------------------------------------------------------------------

* Excludes repurchase agreement, cash, and cash equivalents.

4 NATIONWIDE

PRESTIGE ADVISOR SERIES (SM)
--------------------------------------------------------------------------------

PRESTIGE LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     For the 12-month period ended October 31, 2000, the Prestige Large Cap Value Fund returned 8.09%(a) versus 5.52% for the Russell 1000 Value Index, the Fund's benchmark index.
     During the fiscal year, strong stock selection and sophisticated risk management techniques were the primary contributors to overall outperformance compared to the index. Specifically, the Fund was underweighted in "mega-cap" stocks, which added significant value. We have felt for some time that the largest companies (by capitalization) were among the most overvalued in the marketplace, and therefore, were strategically underweighted in the Fund's portfolio. While this strategy hurt during much of 1999, it paid off well in 2000 - adding 390 basis points to relative performance during the past 12 months. Furthermore, the Fund's overweighted position in stocks with low price/earnings (P/E) and low price/book (P/B) ratios contributed positively to overall performance. An overweighting in electric utilities benefited performance during the past year, as well. Partially offsetting these gains were industry strategies that underweighted energy stocks and non-bank financials.
     Stocks that added significant value to the Fund's portfolio during the past year include Fort James, Unitedhealth, Southdown, Emerson Electric, US West, and Advanced Micro Devices. Stocks that detracted from performance included Amsouth Bancorp., Newell Rubbermaid, Raytheon, CMS Energy, Lafarge, and Consolidated Stores.
     We think the Fund's portfolio is well-positioned to benefit from an inevitable change in market dynamics - a rotation away from the very narrow, momentum-driven market of most of the past 12 months toward a broader, fundamentals-driven market of most of the past 12 months toward a broader, fundamentals-driven market. The largest cap stocks, in general, and technology issues, in particular, are correcting from lofty valuations. We believe reality may be setting in and investors who once regarded technology stocks as the ultimate high-growers will realize that most of those stocks are cyclical growth firms with low long-term predictability.
     Our key portfolio underweights can be found in the media industry, which is now dominated by cable and Internet services stocks, as well as in the energy and telecommunications services areas. We think that many of the largest stocks in the tech/telecom sector are still "priced for perfection" and assume that high earnings growth rates will be sustainable for an unrealistically long time frame. The Fund's current industry overweights continue to include basic materials, Information Technology services, transportation, and electric utilities. In the recent past, these industries have largely been ignored, despite posting very impressive earnings growth.

BRINSON PARTNERS, INC.-SUBADVISER

(a) Performance of Class A shares without sales charge and assuming all distributors are reinvested.

PORTFOLIO MARKET VALUE $32,677,764
October 31, 2000

PORTFOLIO COMPOSITION
(Subject to Change)

[GRAPH]
Repurchase Agreement 2.0%
Common Stock 98.0%
AVERAGE ANNUAL (COMPOUND) TOTAL RETURN
(For Periods Ended October 31, 2000)
                                                   Institutional
           Class A           Class B               Service
Years      w/o SC* w/SC(1)   w/o SC* w/SC(2)       Class(3)
================================================================================
  1        8.09%   1.87%     7.42%   2.42%         8.20%
--------------------------------------------------------------------------------
  Life(4)  5.97%   2.87%     4.95%   3.02%         6.12%
--------------------------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
  * These returns do not reflect the effects of a sales charge (SC).
 (1)  A 5.75% front-end sales charge was deducted.
 (2)  A 5.00% contingent deferred sales charge (CDSC) was deducted.
      The CDSC declines to 0% after 6 years.
 (3)  Institutional Service Class Shares are not subject to any sales charges.
 (4)  Fund commenced operations on 11/02/98.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

FUND PERFORMANCE

[GRAPH]
          Class A   Class B   Inst Serv      Russell 1000 Value   CPI
 11/98    9425      10000     10000          10000                10000
 10/99    9789      9750      10405          11653                10256
 10/00    10581     10611     11259          12295                10625

Comparative performance of $10,000 invested in the Large Cap Value Fund, the Russell 1000 Value Index (Russell 1000 Value)(b) and the Consumer Price Index
(CPI)(c) from Fund inception (11/02/98) to 10/31/00. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges. The Class A Shares include a front-end sales charge.

(b) The Russell 1000 Value is comprised of the 1,000 largest U.S. companies, based upon total market capitalization, whose stocks have a greater than average value orientation.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                                    NATIONWIDE 5

STATEMENT OF INVESTMENTS PRESTIGE LARGE CAP VALUE FUND
================================================================================
     October 31, 2000

SHARES         SECURITY                      VALUE
Common Stock (97.7%)
--------------------------------------------------------------------------------
AIRLINES  (3.3%)
  23,300   FedEx Corp.*                     $  1,091,838
                                               ---------
--------------------------------------------------------------------------------
APPLIANCE & HOUSEHOLD DURABLE  (2.2%)
  22,300   Newell Rubbermaid, Inc.               427,881
  10,800   York International Corp.              293,625
                                               ---------
                                                 721,506
                                               ---------
--------------------------------------------------------------------------------
BROADCAST MEDIA / CABLE TELEVISION  (0.9%)
   4,700   Clear Channel Communications, Inc.*   282,294
                                               ---------
--------------------------------------------------------------------------------
CAPITAL GOODS  (2.1%)
   6,600   Illinois Tool Works, Inc.             366,712
  11,000   Pentair, Inc.                         327,938
                                               ---------
                                                 694,650
                                               ---------
--------------------------------------------------------------------------------
CAPITAL GOODS: ELECTRICAL  (3.4%)
  15,200   Emerson Electric Co.                1,116,250
                                               ---------
--------------------------------------------------------------------------------
CHEMICALS  (1.8%)
  19,700   Dow Chemical Co.                      603,313
                                               ---------
--------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT  (1.8%)
  12,000   CommScope, Inc.*                      303,750
  11,300   Motorola, Inc.                        281,794
                                               ---------
                                                 585,544
                                               ---------
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES  (4.0%)
  18,200   Electronic Data Systems Corp.         854,263
   9,200   First Data Corp.                      461,150
                                               ---------
                                               1,315,413
                                               ---------
--------------------------------------------------------------------------------
CONSTRUCTION & BUILDING MATERIALS  (3.0%)
  13,800   Southdown, Inc.                       978,075
                                               ---------
--------------------------------------------------------------------------------
CONSTRUCTION & HOUSING  (1.5%)
  27,000   Masco Corp.                           504,563
                                               ---------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL / LEISURE  (1.9%)
  48,700   Mattel, Inc.                          630,056
                                               ---------
--------------------------------------------------------------------------------
ENERGY SOURCES  (7.4%)
   5,600   Chevron Corp.                         459,900
  18,300   Conoco, Inc.                          497,531
  12,900   Exxon Mobil Corp.                   1,150,518
  24,900   IMC Global, Inc.                      322,144
                                               ---------
                                               2,430,093
                                               ---------
--------------------------------------------------------------------------------
FINANCIAL / BANKS  (9.0%)
  10,000   Bank of America Corp.                 480,625
  15,100   Fleet Boston Corp.                    573,800
  12,600   PNC Bank Corp.                        842,625
  22,700   Wells Fargo Co.                     1,051,293
                                               ---------
                                               2,948,343
                                               ---------

SHARES         SECURITY                      VALUE
Common Stock (continued)
--------------------------------------------------------------------------------
FINANCIAL/MISCELLANEOUS  (8.0%)
  13,500   Associates First Capital Corp.   $    501,188
  11,400   Freddie Mac                           684,000
  22,400   GreenPoint Financial Corp.            666,400
  15,300   Household International, Inc.         769,780
                                               ---------
                                               2,621,368
                                               ---------
--------------------------------------------------------------------------------
FOOD & BEVERAGE  (1.2%)
   9,300   General Mills, Inc.                   388,275
                                               ---------
--------------------------------------------------------------------------------
HEALTH & PERSONAL CARE  (1.2%)
   6,400   American Home Products Corp.          406,400
                                               ---------
--------------------------------------------------------------------------------
HEALTH CARE  (8.9%)
  11,000   Abbott Laboratories                   580,938
   7,600   Baxter International, Inc.            624,625
   4,000   Johnson & Johnson Co.                 368,500
  12,400   St. Jude Medical, Inc.*               681,999
   6,000   UnitedHealth Group, Inc.              656,250
                                               ---------
                                               2,912,312
                                               ---------
--------------------------------------------------------------------------------
INSURANCE  (2.6%)
   4,350   American International Group, Inc.    426,300
   3,400   CIGNA Corp.                           414,630
                                               ---------
                                                 840,930
                                               ---------
--------------------------------------------------------------------------------
INSURANCE / LIFE  (3.3%)
   9,500   American General Corp.                764,750
   6,800   Lincoln National Corp.                328,950
                                               ---------
                                               1,093,700
                                               ---------
--------------------------------------------------------------------------------
MOTOR VEHICLES  (2.9%)
   7,300   Johnson Controls, Inc.                435,263
  18,300   Lear Corp.*                           498,675
                                                --------
                                                 933,938
                                                --------
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS  (1.4%)
  13,600   Fort James Corp.                      447,950
                                                --------
--------------------------------------------------------------------------------
PRINTING & PUBLISHING  (1.7%)
  14,700   New York Times Co. (The) Class A      540,225
                                                --------
--------------------------------------------------------------------------------
RAILROADS  (3.1%)
  28,500   Burlington Northern Santa Fe Corp.    757,031
  18,400   Norfolk Southern Corp.                259,900
                                               ---------
                                               1,016,931
                                               ---------
--------------------------------------------------------------------------------
RETAIL  (1.2%)
  12,200   Federated Department Stores, Inc.*    397,263
                                               ---------
--------------------------------------------------------------------------------
RETAILING  (1.9%)
  29,500   Sara Lee Corp.                        636,094
                                               ---------
--------------------------------------------------------------------------------
RETAILING / SPECIALTY  (1.0%)
   9,700   Grainger (W.W.),  Inc.                309,794
                                               ---------

                                   continued

6 NATIONWIDE

STATEMENT OF INVESTMENTS PRESTIGE LARGE CAP VALUE FUND CONTINUED
================================================================================
     October 31, 2000

SHARES         SECURITY                      VALUE
Common Stock (continued)
--------------------------------------------------------------------------------
SEMICONDUCTORS  (2.3%)
  32,600   Advanced Micro Devices, Inc.*    $    737,575
                                              ----------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS  (8.0%)
  11,900   AT&T Corp.                            275,931
  12,800   Nextel Communications, Inc.*          492,000
  12,000   SBC Communications, Inc.              692,250
   9,700   Sprint Corp. (FON Group)              247,350
  16,100   Verizon Communications                930,781
                                              ----------
                                               2,638,312
                                              ----------
--------------------------------------------------------------------------------
UTILITIES  (6.7%)
  22,260   American Electric Power Co., Inc.     923,790
  16,500   CMS Energy Corp.                      445,500
  20,700   C P & L Energy, Inc.                  834,469
                                              ----------
                                               2,203,759
                                              ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK (COST $29,354,548)         32,026,764
                                              ----------
--------------------------------------------------------------------------------

PRINCIPAL         SECURITY                    VALUE
Repurchase Agreement  (2.0%)
--------------------------------------------------------------------------------
$651,000      Fifth Third Bank, 6.35% 10/31/00,
                matures 11/01/00, Collateralized by
                $665,230 FHARM Pool #785445, 7.03%,
                10/01/25, market value $664,020 651,000
                                               --------
TOTAL REPURCHASE AGREEMENTS (cost $651,000)     651,000
                                               --------

TOTAL INVESTMENTS (COST $30,005,548)        $ 32,677,764
                                              ==========
--------------------------------------------------------------------------------
The abbreviation in the above statement stands for the following:
     FHARM Federal Home Adjusted Rate Mortgage (Federal Housing Administration)

* DENOTES A NON-INCOME PRODUCING SECURITY.

COST FOR FEDERAL INCOME TAX PURPOSES: $30,368,631.

PORTFOLIO HOLDING PERCENTAGES BASED ON NET ASSETS OF $32,779,025.

At October 31, 2000, the Fund's open long futures contracts were as follows:

                                             MARKET VALUE     UNREALIZED
NUMBER OF                                    COVERED BY     DEPRECIATION AT
CONTRACTS  LONG CONTRACT**    EXPIRATION     CONTRACTS       10/31/2000
================================================================================
2          Standard           12/14/00       $720,100        ($27,389)
           & Poor's 500

** CASH PLEDGED AS COLLATERAL.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                                                    NATIONWIDE 7

PRESTIGE ADVISOR SERIES (SM)

PRESTIGE LARGE CAP GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

      For the 12-month period ended October 31, 2000, the Prestige Large Cap Growth Fund returned 7.26%(a) versus 9.33% for the Russell 1000 Growth Index, the benchmark index.
      When managing the Fund, we do not take size or sector bets. Rather, we expect performance to be attributed to holdings that reflect our four investment themes--Value, Growth/Momentum, Stability and Research. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks favored by fundamental research analysts and less volatile stocks with lower-than-average probability of reporting disappointing earnings. Our Multifactor Model forecasts returns for individual securities, which we use to create an optimized portfolio.
      The volatile nature of the market over the last 12 months was evident in the varied nature of the CORE(SM)(b) (Computer-Optimized, Research-Enhanced) theme performance, as there were unusually large swings in the returns to each of our four themes throughout the period. Overall, the best performing CORE investment theme was Momentum, which easily outpaced the returns of the other themes. Returns attributable to our Value theme produced slightly higher-than-average returns, while stocks with lower risk and those favored by fundamental research analysts produced returns contrary to what we would expect.
      On a sector basis, the Fund's selections in the technology sector did much better than those in the Index as a whole. Stock selection in the financial and consumer non-cyclicals sectors also helped returns, but to a lesser degree. The Fund's holdings in the consumer services, telecommunications, and energy sectors lagged their peers, and were the main contributors to the Fund's underperformance relative to the Index.
      The top contributors to the Fund's performance included EMC Corp. (2.7% of the Fund's total assets at 10/31/00), Sun Microsystems, Inc. (2.7%), and Cisco Systems Inc. (5.4%). Lucent Technologies (0.6%), Microsoft Corp. (3.4%), and Procter & Gamble (0%, sold in July) detracted the most from the Fund's overall performance.
      No significant changes to the Fund's investment strategy occurred during the reporting period. However, we continually evaluate the effectiveness of the CORE process. The CORE Equity Team anticipates implementing "New Return Forecasting" themes and an "Improved Risk" model into the CORE process over the next few months. We view the changes to the return forecast as enhancements and part of the natural evolution of the CORE process. We believe the CORE risk model should be able to react to changes in market risk more quickly, and better reflect the risk associated specifically with the CORE process.

GOLDMAN SACHS ASSET MANAGEMENT-SUBADVISER

(a) Performance of Class A shares without sales charge and assuming all distributions are reinvested.
(b)  CORESM is a service mark of Goldman, Sachs & Co.

PORTFOLIO MARKET VALUE $53,444,162
October 31, 2000

PORTFOLIO COMPOSITION
(Subject to Change)

[GRAPH]
Repurchase Agreement 8.0%
Common Stock 92.0%

AVERAGE ANNUAL (COMPOUND) TOTAL RETURN
(For Periods Ended October 31, 2000)

                                                INSTITUTIONAL
           CLASS A          CLASS B             SERVICE
YEARS      W/O SC* W/SC(1)  W/O SC*  W/SC(2)    CLASS(3)
--------------------------------------------------------------------------------
  1        7.26%   1.08%     6.48%   1.48%        7.40%
--------------------------------------------------------------------------------
  Life(4) 20.75%  17.22%    19.96%  18.27%      20.92%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
  * These returns do not reflect the effects of a sales charge (SC).
 (1)  A 5.75% front-end sales charge was deducted.
 (2) A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
 (3) Institutional Service Class Shares are not subject to any sales charges.
 (4)  Fund commenced operations on 11/02/98.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

FUND PERFORMANCE

[GRAPH]

          Class A   Class B   Inst Serv    Russell 1000 Growth   CPI
 11/98    9425      10000     10000        10000                 10000
 10/98    12799     13000     13600        13425                 10258
 10/00    13729     13975     14608        14678                 10625

Comparative performance of $10,000 invested in the Large Cap
Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(c) and the Consumer Price Index (CPI)(d) from Fund inception (11/02/98) to 10/31/00. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges. The Class A Shares include a front-end sales charge.
(c) The Russell 1000 Growth is comprised of the 1,000 largest U.S. companies, based upon total market capitalization, whose stocks have a greater than average growth orientation.
(d) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 NATIONWIDE

STATEMENT OF INVESTMENTS PRESTIGE LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
     October 31, 2000

SHARES         SECURITY                           VALUE
Common Stock  (91.4%)
--------------------------------------------------------------------------------
ADVERTISING SERVICES  (0.1%)

   1,200   Interpublic Group of Cos., Inc.*   $   51,525
                                               ---------
--------------------------------------------------------------------------------
AEROSPACE / DEFENSE  (0.5%)
   3,800   Boeing Co.*                           257,688
                                               ---------
--------------------------------------------------------------------------------
APPAREL  (0.5%)
   2,800   Nike, Inc.                            111,825
   1,900   Talbots, Inc.                         150,219
                                               ---------
                                                 262,044
                                               ---------
--------------------------------------------------------------------------------
BATTERIES  (0.0%)
       1   Energizer Holdings, Inc.*                  20
                                               ---------
--------------------------------------------------------------------------------
BEVERAGES/SOFT DRINK  (1.4%)
   3,600   Coca-Cola Co.*                        217,350
   7,300   Pepsi Bottling Group, Inc.            252,763
   5,700   PepsiCo, Inc.                         276,093
                                               ---------
                                                 746,206
                                               ---------
--------------------------------------------------------------------------------
BIOTECHNOLOGY  (0.5%)
   2,300   Chiron Corp.*                          99,619
   1,800   Medarex, Inc.*                        110,025
     600   PE Corp.- PE Biosystems Group          70,200
                                               ---------
                                                 279,844
                                               ---------
--------------------------------------------------------------------------------
BROADCAST MEDIA / CABLE TELEVISION  (1.3%)
   6,200   Infinity Broadcasting Corp.*          206,150
   6,800   Time Warner, Inc.                     516,188
                                               ---------
                                                 722,338
                                               ---------
--------------------------------------------------------------------------------
BUSINESS EQUIPMENT & SERVICES  (0.6%)
   2,200   3COM Corp.*                            39,050
     900   eBay, Inc.*                            46,350
   1,400   NCR Corp.*                             60,375
     200   Priceline.com, Inc.*                    1,150
   2,700   TeleTech Holdings, Inc.*               74,925
   2,000   Yahoo!, Inc.*                         117,250
                                                 -------
                                                 339,100
                                                 -------
--------------------------------------------------------------------------------
CAPITAL GOODS  (6.6%)
  63,200   General Electric Co.                3,464,149
   1,689   Tyco International Ltd.                95,745
                                                 -------
                                               3,559,894
                                               ---------
--------------------------------------------------------------------------------
CHEMICALS  (0.5%)
   7,100   Dow Chemical Co.                      217,438
   1,900   Praxair, Inc.*                         70,775
                                               ---------
                                                 288,213
                                               ---------
--------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT  (0.2%)
     900   Comverse Technology, Inc.*            100,575
                                               ---------
--------------------------------------------------------------------------------
COMPUTER EQUIPMENT  (14.4%)
   3,500   Apple Computer, Inc.*                  68,469
   1,083   Avaya, Inc.*                           14,557


SHARES         SECURITY                           VALUE
Common Stock  (continued)
--------------------------------------------------------------------------------
COMPUTER EQUIPMENT  (CONTINUED)
     100   CacheFlow, Inc.*                   $   10,800
   7,100   Dell Computer Corp.*                  209,450
     100   Efficient Networks, Inc.*               4,195
  16,500   EMC Corp.*                          1,469,531
     400   Extreme Networks, Inc.*                33,175
   8,400   Hewlett-Packard Co.                   390,075
  49,400   Intel Corp.                         2,222,999
   7,000   International Business Machines Corp.*689,500
   4,000   Network Appliance, Inc.*              476,000
     900   Redback Networks, Inc.*                95,794
  12,900   Sun Microsystems, Inc.*             1,430,288
   4,600   VERITAS Software Corp.*               648,672
                                               ---------
                                               7,763,505
                                               ---------
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES  (14.7%)
   1,600   Adobe Systems, Inc.                   121,700
     100   Agile Software Corp.*                   7,538
     200   Akamai Technologies Inc.*              10,200
     500   Art Technology Group, Inc.*            31,375
     400   At Home Corp.*                          4,125
   2,800   Automatic Data Processing, Inc.       182,875
   3,000   BEA Systems, Inc.*                    215,249
     900   Brocade Communications Systems*       204,638
     200   CheckFree Corp.*                        9,950
  53,500   Cisco Systems, Inc.*                2,882,312
   1,300   CMGI, Inc.*                            21,938
     100   CNET Networks, Inc.*                    3,150
   2,100   Comdisco, Inc.                         25,856
   1,500   Commerce One, Inc.*                    96,281
   2,200   Computer Sciences Corp.*              138,600
     200   Critical Path, Inc.*                    9,713
     700   DoubleClick, Inc.*                     11,375
   2,600   DST Systems, Inc.*                    160,225
     300   E.piphany, Inc.*                       27,038
     100   Entrust Technologies, Inc.*             3,069
   3,100   Exodus Communications, Inc.*          104,044
     800   i2 Technologies, Inc.*                136,000
   1,200   InfoSpace, Inc.*                       24,150
     600   Inktomi Corp.*                         38,063
     300   Internet Security, Inc.*               26,475
   1,100   Intuit, Inc.*                          67,581
   1,600   Juniper Networks, Inc.*               311,999
     800   Kana Communications, Inc.*             18,800
     100   Liberate Technologies*                  1,906
     300   Macromedia, Inc.*                      23,119
     800   Mercury Interactive Corp.*             88,800
  26,200   Microsoft Corp.*                    1,804,524
     600   Network Associates, Inc.*              11,550
     700   NVIDIA Corp.*                          43,498
     600   PSINet, Inc.*                           3,994
     800   Quest Software, Inc.*                  34,950
   1,600   Rational Software Corp.*               95,500
     400   RealNetworks, Inc.*                     8,244
     300   Red Hat, Inc.*                          3,750
     300   RSA Security, Inc.*                    17,400
   1,100   SanDisk Corp.*                         59,108
     700   Sapient Corp.*                         24,894
   2,700   Siebel Systems, Inc.*                 283,330
   2,400   Symantec Corp.*                        93,750

                                   CONTINUED

                                                                    NATIONWIDE 9

STATEMENT OF INVESTMENTS PRESTIGE LARGE CAP GROWTH FUND CONTINUED
--------------------------------------------------------------------------------
     October 31, 2000

SHARES            SECURITY                    VALUE
Common Stock  (continued)
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES  (CONTINUED)

   2,000   Tech Data Corp.*                  $    83,250
   1,000   TIBCO Software, Inc.*                  63,000
   1,515   VeriSign, Inc.*                       199,980
   1,400   Vignette Corp.*                        41,738
     600   Vitria Technology, Inc.*               16,125
     100   webMethods, Inc.*                       8,888
                                               ---------
                                               7,905,617
                                               ---------
--------------------------------------------------------------------------------
DRUGS  (11.0%)
   4,200   Allergan, Inc.                        353,063
   8,200   Amgen, Inc.*                          475,088
     900   Bristol-Myers Squibb Co.               54,844
   1,200   Celgene Corp.*                         77,250
   6,600   Eli Lilly & Co.                       589,875
   2,200   Forest Labs*                          291,500
   4,400   IVAX Corp.*                           191,400
   1,000   MedImmune, Inc.*                  65,375
  14,400   Merck & Co., Inc.                   1,295,099
   2,400   Millenium Pharmaceuticals, Inc.*      174,150
  46,375   Pfizer, Inc.*                       2,002,819
   3,100   Pharmacia & Upjohn, Inc.              170,500
   2,900   Schering-Plough Corp.*                149,894
                                               ---------
                                               5,890,857
                                               ---------
--------------------------------------------------------------------------------
ELECTRONICS  (7.5%)
   1,707   Agilent Technologies, Inc.*            79,055
   2,000   Altera Corp.*                          81,875
   3,600   Analog Devices, Inc.*                 234,000
   4,600   Applied Materials, Inc.*              244,375
   2,600   Applied Micro Circuits Corp.*         198,575
   1,500   Arrow Electronics, Inc.*               48,000
   1,800   Avnet, Inc.                            48,375
   5,000   AVX Corp.                             143,125
   1,200   Broadcom Corp.*                       266,850
   2,700   Credence Systems Corp.*                50,625
     500   Cree, Inc.*                            49,625
     900   Integrated Device Technology, Inc.*    50,681
   6,400   KEMET Corp.*                          178,400
   1,300   KLA-Tencor Corp.*                      43,956
   2,600   Maxim Integrated Products, Inc.*      172,413
   4,950   Molex, Inc.                           267,300
   5,700   Motorola, Inc.                        142,144
   4,269   Palm, Inc.*                           228,658
   1,400   PMC-Sierra, Inc.*                     237,300
     600   QLogic Corp.*                          58,050
     700   Sanmina Corp.*                         80,019
     600   Sycamore Networks, Inc.*               37,950
   1,700   Teradyne, Inc.*                        53,125
  11,100   Texas Instruments, Inc.               544,593
   1,000   TriQuint Semiconductor, Inc.*          38,313
   7,950   Vishay Intertechnology, Inc.*         238,500
     900   Waters Corp.*                          65,306
   2,400   Xilinx, Inc.*                         173,850
                                               ---------
                                               4,055,038
                                               ---------
--------------------------------------------------------------------------------
ENTERTAINMENT  (0.7%)
   9,800   Walt Disney Co. (The)                 350,963
                                               ---------

SHARES            SECURITY                    VALUE
Common Stock  (continued)
--------------------------------------------------------------------------------
FINANCIAL / MISCELLANEOUS  (1.6%)
   4,200   A.G. Edwards, Inc.                $   213,150
     200   Ameritrade Holding Corp.*               2,925
   5,600   Lehman Brothers Holdings, Inc.*       361,200
   8,200   Schwab (Charles) Corp.                288,025
                                               ---------
                                                 865,300
                                               ---------
--------------------------------------------------------------------------------
FOOD & RELATED  (1.3%)
  13,000   ConAgra, Inc.                         277,875
   3,400   Hormel Foods Corp.                     57,163
  11,600   IBP, Inc.*                            238,525
   5,100   Ralston Purina Group*                 123,675
                                               ---------
                                                 697,238
                                               ---------
--------------------------------------------------------------------------------
HEALTH CARE  (3.5%)
   8,200   Abbott Laboratories                   433,062
   4,700   Cardinal Health, Inc.*                445,324
   4,700   Johnson & Johnson Co.*                432,988
   1,575   King Pharmaceuticals, Inc*.            70,580
   4,800   Medtronic, Inc.                       260,700
     900   PacifiCare Health Systems, Inc.*        9,394
   1,600   Quest Diagnostics, Inc.*              154,000
     900   Sepracor, Inc.*                        61,313
                                               ---------
                                               1,867,361
                                               ---------
--------------------------------------------------------------------------------
INTERNET  (0.7%)
   1,300   Ariba, Inc.*                          164,287
   1,700   Broadvision, Inc.*                     50,574
     200   HomeStore.com, Inc.*                    6,800
     400   Internap Network Services*              6,400
     200   Phone.com, Inc.*                       18,513
     800   Portal Software, Inc.*                 28,150
     300   Software.com, Inc.*                    44,700
   1,290   Terra Networks SA, ADR                 31,202
     800   VerticalNet, Inc.*                     22,313
                                                 -------
                                                 372,939
                                                 -------
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT  (0.5%)
   3,000   Merrill Lynch & Co., Inc.             210,000
   1,000   Morgan Stanley Dean Witter & Co.       80,313
                                               ---------
                                                 290,313
                                               ---------
--------------------------------------------------------------------------------
MANUFACTURING  (0.1%)
     800   Power-One, Inc.*                       56,750
                                               ---------
--------------------------------------------------------------------------------
MEDICAL  (0.6%)
   3,600   Genentech, Inc.*                      297,000
     500   WebMD Corp.*                            5,688
                                               ---------
                                                 302,688
                                               ---------
--------------------------------------------------------------------------------
MOTOR VEHICLES  (0.2%)
   2,800   Hertz Corp.*                           92,050
                                               ---------
--------------------------------------------------------------------------------
OIL & GAS  (1.4%)
   4,000   Apache Corp.*                         221,250
     900   BJ Services Co.*                       47,194
   2,000   Dynegy, Inc.                           92,625

                                   CONTINUED

10 NATIONWIDE

STATEMENT OF INVESTMENTS PRESTIGE LARGE CAP GROWTH FUND CONTINUED
--------------------------------------------------------------------------------
     October 31, 2000

SHARES            SECURITY                    VALUE
Common Stock  (continued)
--------------------------------------------------------------------------------
OIL & GAS  (CONTINUED)
   1,500   EOG Resources, Inc.               $    59,063
   4,400   Kerr-Mcgee Corp.                      287,374
   1,200   Noble Drilling Corp.*                  49,875
                                                --------
                                                 757,381
                                               ---------
--------------------------------------------------------------------------------
RETAIL  (5.2%)
   1,300   Amazon.com, Inc.*                      47,613
   1,200   Best Buy Co., Inc.*                    60,225
     900   CDW Computer Centers, Inc.*            57,994
   3,600   Harcourt General, Inc.                201,780
  14,500   Home Depot, Inc.                      623,499
   2,800   Intimate Brands, Inc.                  66,850
     900   Kohl's Corp.*                          48,769
  13,200   Limited, Inc.                         333,300
   1,100   Lowe's Cos., Inc.                      50,256
   2,000   Nieman Marcus Group, Inc.*             74,250
  12,000   Sears, Roebuck & Co.*                 356,760
   2,400   Target Corp.                           66,300
   4,700   Tiffany & Co.                         200,631
  13,300   Wal-Mart Stores, Inc.                 603,488
     900   Zale Corp.*                            30,488
                                               ---------
                                               2,822,203
                                               ---------
--------------------------------------------------------------------------------
RETAIL / FOOD & DRUG  (0.3%)
   3,000   SYSCO Corp.*                          156,563
                                               ---------
--------------------------------------------------------------------------------
SEMICONDUCTORS  (0.9%)
   7,400   Advanced Micro Devices, Inc.*         167,425
     300   GlobeSpan, Inc.*                       23,081
   5,600   Micron Technology, Inc.*              194,601
   1,300   National Semiconductor Corp. *         33,800
   1,100   Novellus Systems, Inc.*                45,031
                                               ---------
                                                 463,938
                                               ---------
--------------------------------------------------------------------------------
SERVICES  (4.6%)
  18,100   America Online, Inc.*                 912,783
     900   E*TRADE Group, Inc.*                   13,106
   2,500   Electronic Data Systems Corp.         117,344
   1,000   Omnicom Group                          92,250
  34,200   Oracle Corp.*                       1,128,600
   5,400   Robert Half International, Inc.*      164,700
     600   TMP Worldwide, Inc.*                   41,766
                                               ---------
                                               2,470,549
                                               ---------
--------------------------------------------------------------------------------
SHIPPING / TRANSPORTATION  (0.2%)
   1,800   United Parcel Service                 109,350
                                               ---------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS  (9.5%)
   9,800   ADC Telecommunications, Inc.*         209,475
   1,400   Advanced Fibre Communications, Inc.*   45,588
   1,850   AT&T Corp.                             42,897
  11,400   AT&T Wireless Group*                  284,288
   6,800   BCE, Inc.                             184,025
   3,800   Bellsouth Corp.                       183,588
   3,100   CIENA Corp.*                          325,887
     200   Copper Mountain Networks, Inc.*         2,288
  10,500   Corning, Inc.                         803,249
     100   Digex, Inc. *                           3,925

SHARES            SECURITY                    VALUE
Common Stock  (continued)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS  (CONTINUED)
   1,000   Ditech Communications Corp.*      $    34,438
   8,600   General Motors Corp.*                 278,640
     200   Harmonic, Inc.*                         2,900
   9,540   JDS Uniphase Corp.*                   776,317
   1,600   Level 3 Communications, Inc.*          76,300
  13,000   Lucent Technologies, Inc.             303,062
   4,500   Metromedia Fiber Network*              85,500
   6,393   Nortel Networks Corp., ADR            290,881
   2,100   QUALCOMM, Inc.*                       136,730
     700   RF Micro Devices, Inc.*                13,956
   1,100   SBC Communications, Inc.               63,456
   3,600   Scientific-Atlanta, Inc.              246,375
   1,100   SDL, Inc.*                            285,175
     500   Telephone & Data Systems, Inc.         52,750
   3,200   US Cellular Corp.*                    204,800
   4,700   Worldcom, Inc.*                       111,625
   1,400   XO Communications, Inc.*               47,228
                                              ----------
                                               5,095,343
                                              ----------
--------------------------------------------------------------------------------
UTILITIES  (0.3%)
   1,600   Calpine Corp.*                        126,300
   1,500   Entergy Corp.                          57,469
                                              ----------
                                                 183,769
                                              ----------
Total Common Stock (cost $46,254,106)         49,177,162
                                              ----------


PRINCIPAL         SECURITY                    VALUE
REPURCHASE AGREEMENT (7.9%)
--------------------------------------------------------------------------------
$4,267,000 Fifth Third Bank 6.35%,10/31/00
           matures 11/01/00, Collateralized by
           $4,468,139 FHLMC 6.50%, 05/01/19
           market value $4,352,340             4,267,000
                                              ----------
TOTAL REPURCHASE AGREEMENT (COST $4,267,000)   4,267,000
                                              ----------

TOTAL INVESTMENTS (COST $50,521,106)         $53,444,162
                                              ==========
-----------------------------------------------------------------

The abbreviations in the above statement stand for the following:
     ADR   American Depository Receipts
   FHLMC   Federal Home Loan Mortgage Corp.
      SA   Sociedad Anonima (Spanish corporation)

* DENOTES A NON-INCOME PRODUCING SECURITY.

COST FOR FEDERAL INCOME TAX PURPOSES: $50,568,558.

PORTFOLIO HOLDING PERCENTAGES BASED ON NET ASSETS OF $53,781,079.

At October 31, 2000, the Fund's open long futures contracts were as follows:
                                                            Unrealized
                                             Market Value   Appreciation
Number of                                    Covered By     (Depreciation) at
Contracts  Long Contract**    Expiration     Contracts      10/31/00
-------------------------------------------------------------------------------
12         Standard           12/14/00       $4,320,600     $175,831
           & Poor's 500

** CASH PLEDGED AS COLLATERAL.
SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                                                   NATIONWIDE 11

PRESTIGE ADVISOR SERIES(SM)
--------------------------------------------------------------------------------
PRESTIGE BALANCED FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     For the 12-month period ended October 31, 2000, the Prestige Balanced Fund returned 4.86%(a) compared to the Fund's benchmarks of 6.09% for the S&P 500 Stock Index, 7.30% for the Lehman Brothers Aggregate Bond Index, and 6.85% for a combination of 60% S&P 500 Stock and 40% Lehman Brothers Aggregate Bond Indices.

     In the equity portion of the portfolio, advancement in the drugs, chemicals, and health services sectors contributed positively to overall Fund performance, while the technology, utilities, and retail sectors detracted from performance. Specifically, in the drugs sector, Forest Labs (+177%) and Alza Corp (+76%) contributed to performance.

     The securities with the greatest positive impact on the portfolio were: Sun Microsystems (contributed +0.73% to the Fund's overall return), Forest Labs (+0.38%), Philip Morris (+0.38%), and Cisco Systems (+0.36%). The securities with the most negative impact on the portfolio were: Oracle Systems (-1.02%), Corning (-0.49%), Worldcom (-0.33%), and Network Appliance (-0.31%). The top five equity holdings had a mixed impact on the total performance: General Electric (0.0%), Microsoft (-0.19%), Cisco (+0.36%), Exxon Mobil (+0.01%), and Sun Microsystems (+0.73%). Going forward, we will continue to hold stocks that we believe are undervalued relative to their longer-term earnings potential.

     In the fixed income portion of the Fund, we will continue to manage duration tactically, with an inclination to sell strength and buy weakness. Currently, yield spreads are wide historically and we believe they will remain attractive, particularly if the yield curve continues to move steeper and if the economy has a "soft landing." If we add to positions in the near future, our focus will be in the high quality, liquid sectors.

J.P. MORGAN INVESTMENT MANAGEMENT-SUBADVISER

(a) Performance of Class A shares without sales charge and assuming all distributions are reinvested.

Portfolio Market Value $11,419,715
October 31, 2000

PORTFOLIO COMPOSITION
(Subject to Change)

                                   [PIEGRAPH]

Common Stock                  53.8%
U.S. Government Obligations   16.9%
Repurchase Agreement            12%
Corporate Bonds                7.7%
Asset-Back Securities          7.2%
Mortgage-Backed Securities     2.4%


AVERAGE ANNUAL (COMPOUND) TOTAL RETURN
(For Periods Ended October 31, 2000)

                                                  INSTITUTIONAL
           CLASS A           CLASS B              SERVICE
YEARS      W/O SC* W/SC(1)   W/O SC* W/SC(2)      CLASS(3)
--------------------------------------------------------------------------------
  1        4.86%  -1.18%     4.16%  -0.84%        5.09%
--------------------------------------------------------------------------------
  Life(4)  9.11%   5.92%     8.29%   6.42%        9.30%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance date.
     *    These returns do not reflect the effects of a sales charge (SC).
     (1)  A 5.75% front-end sales charge was deducted.
     (2) A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
     (3) Institutional Service Class Shares are not subject to any sale charges.
     (4)  Fund commenced operations on 11/02/98.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more than original cost. Past performance is no guarantee of future results.

FUND PERFORMANCE

                                  [LINEGRAPH]
        Class A    Class B  Inst. Serv  LBAB     S&P 500     CPI
11/98     9425      10000     10000     10000     10000     10000
10/99     10695     10754     11362     10053     12567     10256
10/00     11215     11322     11941     10786     13333     10625


Comparative performance of $10,000 (gross) invested in the Balanced Fund, S&P 500 Stock Index (S&P 500)(b) and the Lehman Brothers Aggregate Bond Index
(LBAB)(c) from Fund inception (11/02/98) to 10/31/00. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges. The Class A Shares include a front-end sales charge.
(b) The S&P 500 is a market-weighted, unmanaged index of 500 stocks in a variety of industry sectors designed to measure performance of the broad domestic economy.
(c) The LBAB an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices.
(d) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

12 NATIONWIDE

STATEMENT OF INVESTMENTS PRESTIGE BALANCED FUND
--------------------------------------------------------------------------------
     October 31, 2000

PRINCIPAL         SECURITY                        VALUE
Asset Backed Securities  (8.1%)
--------------------------------------------------------------------------------
FINANCIAL/MISCELLANEOUS  (8.1%)
$ 20,000   Chase Credit Account Master Trust,
           6.00%, 08/15/05                   $    19,707
  85,000   CS First Boston Mortgage Securites
           Corp., 6.52%, 07/17/07                 83,388
  29,236   Greentree Financial Corp., 7.20%,
           04/15/19                               29,269
 120,000   LB Commerical Conduit Mortgage Trust,
           6.48%, 01/18/08                       115,120
 120,000   LB Commercial Conduit Mortgage Trust,
           7.33%, 09/15/09                       121,932
  60,130   Morgan Stanley Capital I, 6.25%,
           07/15/07                               59,196
  67,762   Morgan Stanley Capital I, 6.34%,
           11/15/07                               66,655
 100,000   Morgan Stanley Capital I, 6.17%,
           10/03/08                               94,054
  50,000   Providian Master Trust, 6.60%,
           04/16/07                               49,869
  85,000   Residential Asset Securities Corp.
           7.36%, 01/25/26                        85,229
 100,000   Sears Credit Account Master Trust,
           5.65%, 03/17/09                        96,854
                                                --------
TOTAL ASSET BACKED SECURITIES (cost $810,417)    821,273
                                                --------

SHARES            SECURITY                        VALUE
Common Stock  (60.8%)
--------------------------------------------------------------------------------
AEROSPACE  (0.2%)
     205   Boeing Co.                             13,902
     140   Goodrich (B.F.) Co.                     5,731
                                                --------
                                                  19,633
                                                --------
--------------------------------------------------------------------------------
AIRLINES  (0.2%)
     290   AMR Corp.*                              9,498
     100   Delta Air Lines, Inc.                   4,725
     100   Northwest Airlines Corp.*               2,850
     120   Southwest Airlines Co.                  3,420
                                                --------
                                                  20,493
                                                --------
--------------------------------------------------------------------------------
ALUMINUM  (0.3%)
   1,000   Alcoa, Inc.                            28,688
                                                --------
--------------------------------------------------------------------------------
BEVERAGES/ALCOHOLIC  (0.0%)
      65   Seagram Co. Ltd.                        3,713
                                                --------
--------------------------------------------------------------------------------
BEVERAGES / SOFT DRINK  (0.3%)
     400   Coca-Cola Co.                          24,150
     200   PepsiCo, Inc.                           9,688
                                                --------
                                                  33,838
                                                --------

SHARES            SECURITY                        VALUE
Common Stock  (continued)
--------------------------------------------------------------------------------
BROADCAST MEDIA / CABLE TELEVISION  (1.5%)
   1,032   AT&T Corp. - Liberty Media Group* $    18,576
     900   Comcast Corp.                          36,675
     900   Time Warner, Inc.                      68,319
     400   Viacom, Inc.*                          22,750
                                                --------
                                                 146,320
                                                --------
--------------------------------------------------------------------------------
BUSINESS EQUIPMENT & SERVICES  (0.1%)
     100   NCR Corp.*                              4,313
     100   Yahoo!, Inc.*                           5,862
                                                --------
                                                  10,175
                                                --------
--------------------------------------------------------------------------------
CAPITAL GOODS  (3.9%)
     700   Caterpillar, Inc.                      24,544
     100   Dover Corp.                             4,244
     190   Eaton Corp.                            12,932
     100   Emerson Electric Co.                    7,344
   4,500   General Electric Co.                  246,655
     300   Ingersoll-Rand Co.                     11,325
     112   ITT Industries, Inc.                    3,647
     200   Parker-Hannifin Corp.                   8,275
   1,322   Tyco International Ltd.                74,940
                                                --------
                                                 393,906
                                                --------
--------------------------------------------------------------------------------
CHEMICALS  (0.7%)
     680   Air Products & Chemicals, Inc.         25,372
     500   Dow Chemical Co.                       15,313
     300   Praxair, Inc.                          11,175
     444   Rohm & Haas Co.                        13,348
                                                --------
                                                  65,208
                                                --------
--------------------------------------------------------------------------------
COMPUTER EQUIPMENT  (5.9%)
     200   Apple Computer, Inc.*                   3,913
   1,200   Compaq Computer Corp.                  36,492
   1,500   Dell Computer Corp.*                   44,250
     900   EMC Corp.*                             80,156
     400   Hewlett-Packard Co.                    18,575
   3,100   Intel Corp.                           139,499
     902   International Business Machines Corp.  88,847
     100   Network Appliance, Inc.*               11,900
     100   Quantum Corp. - DLT & Storage Systems*  1,500
   1,200   Sun Microsystems, Inc.*               133,049
     300   VERITAS Software Corp.*                42,305
                                                --------
                                                 600,486
                                                --------
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES  (4.9%)
     200   Adobe Systems, Inc.                    15,213
     300   Automatic Data Processing, Inc.        19,594
      65   Avaya, Inc.*                              873
     200   BEA Systems, Inc.*                     14,350
   3,700   Cisco Systems, Inc.*                  199,337
     100   DoubleClick, Inc.*                      1,625
   3,100   Microsoft Corp.*                      213,512
     100   Network Associates, Inc.*               1,925

                                   CONTINUED

                                                                   NATIONWIDE 13

          STATEMENT OF INVESTMENTS PRESTIGE BALANCED FUND CONTINUED
-------------------------------------------------------------------------------
                               October 31,2000

SHARES            SECURITY                        VALUE
Common Stock  (continued)
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES  (CONTINUED)
     100   Parametric Technology Corp.       $     1,231
     138   Seagate Technology, Inc.*               9,643
     100   Siebel Systems, Inc.*                  10,494
     100   Symantec Corp.*                         3,906
     100   TIBCO Software, Inc.*                   6,300
                                                --------
                                                 498,003
                                                --------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL  (1.4%)
     300   Clorox Co. (The)                       13,388
     100   Estee Lauder Co., Inc.                  4,644
   1,400   Gillette Co.                           48,825
     200   Kimberly-Clark Corp.                   13,200
     829   Procter & Gamble Co.                   59,221
                                                --------
                                                 139,278
                                                --------
--------------------------------------------------------------------------------
CONTAINERS  (0.1%)
     300   Smurfit-Stone Container Corp.*          4,050
      66   Temple-Inland, Inc.                     2,954
                                                --------
                                                   7,004
                                                --------
--------------------------------------------------------------------------------
DRUGS  (5.5%)
     304   ALZA Corp.*                            24,605
     590   American Home Products Corp.           37,465
     300   Amgen, Inc.*                           17,381
     900   Bristol-Myers Squibb Co.               54,844
     560   Eli Lilly & Co.                        50,050
      80   Forest Labs, Inc.*                     10,600
      72   Genzyme Corp.*                          5,112
   1,200   Merck & Co., Inc.                     107,925
   3,250   Pfizer, Inc.                          140,358
   1,184   Pharmacia & Upjohn, Inc.               65,120
     900   Schering-Plough Corp.                  46,519
                                                --------
                                                 559,979
                                                --------
--------------------------------------------------------------------------------
ELECTRONICS  (2.2%)
     100   Agilent Technologies                    4,631
     200   Analog Devices, Inc.*                  13,000
     700   Applied Materials, Inc.*               37,187
     226   Cooper Industries, Inc.                 8,645
     200   Grainger (W.W.),  Inc.                  6,388
     100   Lattice Semiconductor Corp.*            2,919
     200   Linear Technology Corp.                12,913
     500   Micron Technology, Inc.*               17,375
     700   Motorola, Inc.                         17,456
     200   National Semiconductor Corp. *          5,200
     100   Rockwell International Corp.            3,931
     400   Tellabs, Inc.*                         19,975
   1,240   Texas Instruments, Inc.                60,837
     200   Xilinx, Inc.*                          14,488
                                                --------
                                                 224,945
                                                --------

SHARES            SECURITY                        VALUE
Common Stock  (continued)
--------------------------------------------------------------------------------
ENTERTAINMENT  (0.1%)
     200   Walt Disney Co.                   $     7,163
                                                --------
--------------------------------------------------------------------------------
FINANCIAL / BANKS  (1.8%)
     110   Ambac Financial Group, Inc.             8,779
     300   AmSouth Bancorp                         4,181
   1,100   Bank One Corp.                         40,149
     100   Banknorth Group, Inc.                   1,813
     200   Dime Bancorp, Inc.                      4,888
     100   First Tennessee National Corp.          2,300
     800   First Union Corp.                      24,250
     106   Hibernia Corp.                          1,265
     400   Keycorp                                 9,875
     200   National Commerce Bancorp               4,250
     300   PNC Financial Services Group           20,063
     200   Regions Financial Corp.                 4,713
     200   SouthTrust Corp.                        6,475
      94   Sovereign Bancorp, Inc.                   781
     200   Summit Bancorp                          7,500
      64   TCF Financial Corp.                     2,588
   1,400   U.S. Bancorp                           33,863
                                                --------
                                                 177,733
                                                --------
--------------------------------------------------------------------------------
FINANCIAL / MISCELLANEOUS  (4.8%)
     100   A.G. Edwards, Inc.                      5,075
     700   Associates First Capital Corp.         25,988
     100   Bear Stearns Cos., Inc.                 6,063
     300   Capital One Financial Corp.            18,938
     200   CIT Group, Inc.                         3,488
   2,600   Citigroup, Inc.                       136,824
     200   Countrywide Credit Industries, Inc.     7,488
     300   Franklin Resources, Inc.               12,852
      14   Golden West Financial Corp.               785
     500   Goldman Sachs Group, Inc.              49,905
     100   GreenPoint Financial Corp.              2,975
     100   Household International, Inc.           5,031
     600   John Hancock Financial Services, Inc.* 18,975
     200   Lehman Brothers Holdings, Inc.         12,900
     800   Merrill Lynch & Co., Inc.              55,999
     400   Morgan Stanley Dean Witter & Co.       32,125
     300   Providian Financial Corp.              31,200
     350   Schwab (Charles) Corp.                 12,294
     400   TD Waterhouse Group, Inc.*              6,625
     800   Washington Mutual, Inc.                35,200
                                                --------
                                                 480,730
                                                --------
--------------------------------------------------------------------------------
FOOD & RELATED  (1.9%)
     420   Heinz (H.J.) Co.                       17,614
     500   Kellogg Co.                            12,688
   2,988   Philip Morris Cos., Inc.              109,435
     200   Quaker Oats Co.                        16,313
     676   Unilever NV, ADR                       34,349
                                                --------
                                                 190,399
                                                --------

                                   CONTINUED

14 NATIONWIDE

STATEMENT OF INVESTMENTS PRESTIGE BALANCED FUND CONTINUED
--------------------------------------------------------------------------------
     October 31, 2000

SHARES            SECURITY                        VALUE
Common Stock  (continued)
--------------------------------------------------------------------------------
HEALTH CARE  (1.7%)
     200   Abbott Laboratories               $    10,563
     100   Bard (C.R.), Inc.                       4,188
     300   Becton Dickinson & Co.                 10,050
     600   Boston Scientific Corp.*                9,563
     200   Guidant Corp.*                         10,588
     800   HCA-The Healthcare Company             31,949
     500   Johnson & Johnson Co.                  46,062
     100   Medtronic, Inc.                         5,431
     200   St. Jude Medical, Inc.*                11,000
     700   Tenet Healthcare Corp.                 27,519
                                                --------
                                                 166,913
                                                --------
--------------------------------------------------------------------------------
HOTELS / MOTELS  (0.3%)
     200   Hilton Hotels Corp.                     1,900
     180   International Game Technology*          6,593
     200   Marriott International, Inc.            8,100
     290   Starwood Hotels & Resorts Worldwide,
           Inc.                                    8,591
                                                --------
                                                  25,184
                                                --------
--------------------------------------------------------------------------------
INSURANCE  (1.3%)
     900   Allstate Corp.                         36,225
     500   American International Group, Inc.     49,001
     300   AON Corp.                              12,431
      20   AXA Financial, Inc.                     1,081
     260   Hartford Financial Services Group      19,354
     162   MBIA, Inc.                             11,775
                                                --------
                                                 129,867
                                                --------
--------------------------------------------------------------------------------
INSURANCE / LIFE  (0.9%)
     116   Aetna, Inc.                             6,706
     200   AFLAC, Inc.                            14,613
     200   CIGNA Corp.                            24,390
     200   Lincoln National Corp.                  9,675
   1,100   MetLife, Inc.*                         30,387
     200   Torchmark Corp.                         6,663
                                                --------
                                                  92,434
                                                --------
--------------------------------------------------------------------------------
LEISURE PRODUCTS  (0.1%)
     200   Hasbro, Inc.                            2,150
     480   Mattel, Inc.                            6,210
                                                --------
                                                   8,360
                                                --------
--------------------------------------------------------------------------------
MACHINERY AND ENGINEERING  (0.1%)
     200   Illinois Tool Works, Inc.              11,113
                                                --------
--------------------------------------------------------------------------------
MANUFACTURING / DIVERSIFIED  (0.7%)
   1,000   Honeywell International, Inc.          53,812
     300   PPG Industries, Inc.                   13,388
                                                --------
                                                  67,200
                                                --------

SHARES            SECURITY                        VALUE
Common Stock  (continued)
--------------------------------------------------------------------------------
MORTGAGE / ASSET BACKED OBLIGATIONS  (1.1%)
     841   Fannie Mae                        $    64,757
     700   Freddie Mac                            42,000
                                                --------
                                                 106,757
                                                --------
--------------------------------------------------------------------------------
MOTOR VEHICLES  (1.1%)
     300   Dana Corp.                              6,656
     600   Delphi Automotive Systems Corp.         9,413
   1,797   Ford Motor Co.                         46,946
     600   General Motors Corp.                   37,275
     100   Johnson Controls, Inc.                  5,963
     100   PACCAR, Inc.                            4,206
     157   Visteon Corp.                           2,777
                                                --------
                                                 113,236
                                                --------
--------------------------------------------------------------------------------
NATURAL GAS  (0.2%)
      66   Columbia Energy Group                   4,748
     100   El Paso Energy Corp.                    6,269
     300   Williams Cos., Inc. (The)              12,543
                                                --------
                                                  23,560
                                                --------
--------------------------------------------------------------------------------
OIL & GAS  (0.9%)
     100   Apache Corp.                            5,531
     106   Conoco, Inc.                            2,882
     100   Devon Energy Corp.                      5,040
   1,288   Royal Dutch Petroleum Co.              76,475
                                                --------
                                                  89,928
                                                --------
--------------------------------------------------------------------------------
OIL / INTERNATIONAL  (2.5%)
     700   Chevron Corp.                          57,488
   1,900   Exxon Mobil Corp.                     169,456
     500   Texaco, Inc.                           29,531
                                                --------
                                                 256,475
                                                --------
--------------------------------------------------------------------------------
OIL EQUIPMENT & SERVICES  (0.5%)
     500   Baker Hughes, Inc.                     17,188
     100   Cooper Cameron Corp.*                   5,450
     200   Dynegy, Inc.                            9,263
     700   Global Marine, Inc.*                   18,549
     100   Halliburton Co.                         3,706
                                                --------
                                                  54,156
                                                --------
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS  (0.0%)
     100   Georgia Pacific Corp.                   2,688
                                                --------
--------------------------------------------------------------------------------
PHOTOGRAPHIC  (0.0%)
      94   Eastman Kodak Co.                       4,218
                                                --------

                                   CONTINUED

                                                                   NATIONWIDE 15

           STATEMENT OF INVESTMENTS PRESTIGE BALANCE FUND CONTINUED
--------------------------------------------------------------------------------
                               October 31,2000

SHARES            SECURITY                        VALUE
Common Stock  (continued)
--------------------------------------------------------------------------------
POLLUTION CONTROL  (0.0%)
     100   Waste Management, Inc.            $     2,000
                                                 -------
--------------------------------------------------------------------------------
PRINTING & PUBLISHING  (0.3%)
     370   Gannett Co., Inc.                      21,460
     100   Knight-Ridder, Inc.                     5,025
     100   New York Times Co.                      3,675
                                                --------
                                                  30,160
                                                --------
--------------------------------------------------------------------------------
RAILROADS  (0.3%)
     500   Burlington Northern Santa Fe Corp.     13,282
     400   Norfolk Southern Corp.                  5,650
     238   Union Pacific Corp.                    11,156
                                                --------
                                                  30,088
                                                --------
--------------------------------------------------------------------------------
RESTAURANTS  (0.0%)
     100   McDonald's Corp.                        3,100
                                                --------
--------------------------------------------------------------------------------
RETAIL  (2.8%)
     100   Abercrombie & Fitch Co.*                2,356
     400   Best Buy Co., Inc.*                    20,075
     208   Federated Department Stores, Inc.*      6,773
   1,000   Gap, Inc.                              25,813
   1,100   Home Depot, Inc.                       47,300
     200   Jones Apparel Group, Inc.*              5,563
     400   Limited, Inc. (The)                    10,100
     300   Lowe's Cos., Inc.                      13,706
     380   May Department Stores Co.               9,975
     300   Nike, Inc.                             11,981
      52   Penney (J.C), Co., Inc.                   608
   1,000   Target Corp.                           27,625
     500   TJX Cos., Inc.                         13,625
   1,924   Wal-Mart Stores, Inc.                  87,301
                                                --------
                                                 282,801
                                                --------
--------------------------------------------------------------------------------
RETAIL / FOOD & DRUG  (0.4%)
     100   Albertson's, Inc.                       2,369
     906   Kroger Co.                             20,442
     400   Safeway, Inc.*                         21,874
                                                --------
                                                  44,685
                                                --------
--------------------------------------------------------------------------------
SEMICONDUCTORS  (0.2%)
     100   Advanced Micro Devices, Inc.*           2,263
     400   Altera Corp.*                          16,374
     100   Cypress Semiconductor Corp.*            3,744
                                                --------
                                                  22,381

--------------------------------------------------------------------------------
SERVICES  (1.8%)
   1,200   America Online, Inc.*                  60,516
   1,200   Cendant Corp.*                         14,400
     300   E*TRADE Group, Inc.*                    4,369
     170   Electronic Data Systems Corp.           7,979
     300   Gemstar-TV Guide International, Inc.*  20,569
   2,300   Oracle Corp.*                          75,900
                                                --------
                                                 183,733
                                                --------

SHARES            SECURITY                        VALUE
Common Stock  (continued)
--------------------------------------------------------------------------------
STEEL  (0.0%)
     114   Allegheny Technologies, Inc.      $     2,309
                                                --------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS  (6.3%)
   1,127   AT&T Corp.                             26,132
     400   Bellsouth Corp.                        19,325
     200   Broadwing, Inc.*                        5,650
     500   Corning, Inc.                          38,250
     600   Global Crossing Ltd.*                  14,175
     700   JDS Uniphase Corp.*                    57,006
     300   Level 3 Communications, Inc.*          14,306
   1,200   Lucent Technologies, Inc.              27,975
     700   Nextel Communications, Inc.*           26,906
   2,100   Nortel Networks Corp., ADR             95,549
     300   QUALCOMM, Inc.*                        19,533
   1,372   Qwest Communications International,
           Inc.*                                  66,714
   1,600   SBC Communications, Inc.               92,300
     700   Sprint Corp. (PCS Group)*              26,688
   1,029   Verizon Communications                 59,489
     400   Williams Communications Group, Inc.*    7,325
   1,561   Worldcom, Inc.*                        37,074
                                                --------
                                                 634,397
                                                --------
--------------------------------------------------------------------------------
TELEVISION BROADCASTING  (0.0%)
     200   Fox Entertainment Group, Inc.*          4,300
                                                --------
--------------------------------------------------------------------------------
TRANSPORTATION SERVICES (0.1%)
     100   C.H. Robinson Worldwide, Inc.           5,469
    100    FedEx Corp.*                            4,686
                                                --------
                                                  10,155
                                                --------
--------------------------------------------------------------------------------
UTILITIES  (1.4%)
     100   Ameren Corp.                            3,975
     100   American Electric Power Co., Inc.       4,150
     200   Cinergy Corp.                           6,125
     108   CMS Energy Corp.                        2,916
     200   Consolidated Edison, Inc.               7,038
     400   CP&L Energy Inc.                       16,125
     200   DTE Energy Co.                          7,225
     200   Edison International                    4,775
     500   Entergy Corp.                          19,155
     200   Florida Power & Light, Inc.            13,200
     110   GPU, Inc.                               3,637
     110   NiSource, Inc.                          2,743
     400   PG&E Corp.                             10,775
     100   Pinnacle West Capital Corp.             4,344
     100   PP&L Resources, Inc.                    4,119
     200   Public Service Enterprise Group, Inc.   8,300
     300   TXU Corp.                              11,119
     106   Wisconsin Energy Corp.                  1,994
     300   Xcel Energy, Inc.                       7,669
                                                --------
                                                 139,384
                                                --------
TOTAL COMMON STOCK (COST $5,628,899)           6,149,276
                                                --------

                                   CONTINUED

16 NATIONWIDE

          STATEMENT OF INVESTMENTS PRESTIGE BALANCED FUND CONTINUED
-------------------------------------------------------------------------------
                               October 31, 2000

PRINCIPAL         SECURITY                        VALUE
Corporate Bonds  (8.7%)
--------------------------------------------------------------------------------
BANKS  (0.5%)
$ 55,000   Bank of America Corp., 6.63%,
           06/15/04                        $      54,153
                                                --------
--------------------------------------------------------------------------------
BROADCAST MEDIA/CABLE TELEVISION  (0.7%)
  70,000   Tci Communications, Inc., 7.88%,
           02/15/26                               65,091
                                                 -------
--------------------------------------------------------------------------------
ELECTRIC SERVICES  (0.5%)
  20,000   Calenergy Co., Inc., 7.63%,
           10/15/07                               20,019
  25,000   Constellation Energy, 7.88%,
           04/01/05                               25,287
                                                --------
                                                  45,306
                                                --------
--------------------------------------------------------------------------------
ELECTRIC UTILITIES  (0.5%)
  50,000   FPL Group Capital Inc., 7.38%,
           06/01/09                               49,417
                                                --------
--------------------------------------------------------------------------------
ENTERTAINMENT  (0.3%)
  30,000   Time Warner, Inc., 7.98%, 08/15/04     30,687
                                                --------
--------------------------------------------------------------------------------
FINANCIAL/BANKS  (0.7%)
  40,000   First Union Corp., 6.95%, 11/01/04     39,406
  35,000   Northern Trust Co., 6.65%, 11/09/04    34,561
                                                --------
                                                  73,967
                                                --------
--------------------------------------------------------------------------------
FINANCIAL/MISCELLANEOUS  (4.7%)
 110,000   Carco Auto Loan Master Trust, Ser.
           1999-1, Class A2, 5.78%, 03/15/04     108,514
 145,000   First Omni Credit Card Master Trust,
           Series 1996-A, Class A, 6.65%,
           09/15/03                              144,933
  75,000   Ford Motor Credit Co., 7.38%,
           10/28/09                               73,106
 145,000   Honda Auto Lease Trust, 6.45%,
           09/16/02                              144,624
                                                --------
                                                 471,177
                                                --------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS  (0.8%)
  30,000   Tele-Communications, Inc., 7.88%,
           08/01/13                               30,003
  25,000   Telefonica Europe Bv, 7.75%, 09/15/10  25,115
  30,000   U.S. West Communications, 7.20%,
           11/01/04                               29,892
                                                  85,010
                                                --------
Total Corporate Bonds (cost $880,614)            874,808
                                                --------

PRINCIPAL         SECURITY                        VALUE
Mortgage-Backed Securities  (2.7%)
--------------------------------------------------------------------------------
FINANCIAL/MISCELLANEOUS  (2.7%)
$ 60,000   First Union National Bank Commercial
           Mortgage, 7.84%, 03/15/10, Series
           2000-C1                           $    62,607
  56,922   GMAC Commercial Mortgage Securities,
           6.15%, 11/15/07, Series 1998-C2        55,244
  95,000   Merrill Lynch Mortgage Investor, Inc.,
           6.39%, 02/15/30, Series 1998-C2        91,486
  66,746   Mortgage Capitol Funding, Inc.,
           6.00%, 11/18/31, Series 1998-MC        64,337
                                                --------
Total Mortgage-Backed Securities (cost
           $263,854)                             273,674
                                                 -------

U.S. Government Sponsored and Agency Obligations  (19.0%)
--------------------------------------------------------------------------------
GOVERNMENT/MORTGAGE-BACKED OBLIGATIONS  (15.7%)
  23,000   FNMA, 7.00%, 07/15/05                  23,417
 171,000   FNMA, 7.13%, 06/15/10                 176,300
 166,000   FNMA, 7.00%, 11/18/14                 162,680
  50,000   FNMA, 7.13%, 01/15/30                  52,006
  50,000   FNMA, 7.25%, 05/15/30                  52,847
 660,000   FNMA, 6.50%, 11/01/30                 634,218
 425,000   FNMA, 7.00%, 11/01/30                 416,500
  25,000   FNMA, 7.50%, 12/01/30                  24,930
  51,092   GNMA, 6.50%, 12/15/28, Pool #781096    49,386
                                                --------
                                               1,592,284
                                                --------
--------------------------------------------------------------------------------
GOVERNMENT / TREASURY  (3.3%)
  15,000   U.S. Treasury Bond, 8.88%, 02/15/19    19,721
  15,000   U.S. Treasury Bond, 6.75%, 08/15/26    16,509
 325,000   U.S. Treasury Bond, 5.25%, 02/15/29   296,170
                                                 332,400
                                                 -------

Total U.S. Government Sponsored and Agency Obligations
           (cost $1,901,509)                   1,924,684
                                               ---------

                                   CONTINUED

                                                                   NATIONWIDE 17

STATEMENT OF INVESTMENTS PRESTIGE BALANCED FUND CONTINUED
--------------------------------------------------------------------------------
     October 31, 2000

PRINCIPAL         SECURITY                        VALUE
Repurchase Agreement  (13.6%)
--------------------------------------------------------------------------------
$1,376,000    Fifth Third Bank 6.35%,10/31/00,
              matures 11/01/00, Collateralized by
              $1,442,000 FHAR Pool #786905,
              6.64%, 10/01/29 Market value
              $1,403,520                     $ 1,376,000
                                               ---------
TOTAL REPURCHASE AGREEMENT (cost $1,376,000)   1,376,000
                                               ---------
TOTAL INVESTMENTS (COST $10,861,293)         $11,419,715
                                                ========
--------------------------------------------------------------------------------
The abbreviations in the above statement stand for the following:
     ADR   American Depository Receipts
    FHAR   Federal Home Adjustable Rate
    FNMA   Federal National Mortgage Association
    GNMA   Government National Mortgage Association
      NV   Naamloze Vennootschap (Dutch corporation)

* DENOTES A NON-INCOME PRODUCING SECURITY.

COST FOR FEDERAL INCOME TAX PURPOSES: $10,888,801.

PORTFOLIO HOLDING PERCENTAGES BASED ON NET ASSETS OF $10,110,778.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

18 NATIONWIDE

PRESTIGE ADVISOR SERIES(SM)
--------------------------------------------------------------------------------

PRESTIGE SMALL CAP FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     For the 12-month period ended October 31, 2000, the Prestige Small Cap Fund returned 18.25%(a) versus 17.41% for the Russell 2000 Small Stock Index, the benchmark index.

     The Fund is broadly diversified. Our bottom-up process focuses on adding value through stock selection, while carefully controlling exposure to other risk factors such as sector and industry allocations. The Fund's volatility and average market capitalization are close to that of the benchmark index.

     The Fund invests in small cap stocks that are highly ranked based on four investment factors-earnings momentum, relative value, management action and price trend. With the market's frequent shifts between growth and value, there has been considerable variability in the performance of these factors from month to month, but for the 12-month period the model has worked well.

     In late 1999 and early 2000, when performance was concentrated in a narrow group of technology-oriented growth stocks, exposure to companies with low price/earnings ratios and to companies repurchasing their own stock hurt the Fund's performance. More recently, those factors have been positive contributors to return along with stocks exhibiting improving earnings estimates and those with significant institutional interest.

     The biggest contributors to the Fund's return over the last 12 months were Aspect Development, which was acquired by i2 Technologies earlier this year, and Elantec Semiconductor, one of the small cap market's best performers during the period. Stillwater Mining, Professional Detailing, and Terayon Communications (which we sold in June) also added value.

     Holdings that had the biggest negative impact on the Fund's relative return were W.R. Grace and Lason, Inc. Despite strong fundamentals, Grace suffered from concerns about potential asbestos liability, while Lason reported disappointing earnings. Holdings in Macromedia, Applied Science & Technology, and Micros Systems (sold in July) also detracted from the Fund's overall performance.

     During the past 12 months, there were two notable changes in the Fund's composition, both related to our guidelines for risk control. First, market volatility made it necessary to increase the number of securities in the Fund from 204 to 276 to achieve our risk control targets. Second, the Russell 2000's rebalancing made it necessary to adjust our technology weighting. The rebalancing caused a decline in the benchmark's technology exposure, as many companies in the sector outgrew their small cap status. We adjusted our sector allocation accordingly.

INVESCO Inc.-Subadviser

(a) Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO MARKET VALUE $28,901,686
October 31, 2000

PORTFOLIO COMPOSITION
(Subject to Change)
                                   [PIEGRAPH]
Repurchase Agreement     1.2%
Common Stock            98.8%

AVERAGE ANNUAL (COMPOUND) TOTAL RETURN
(For Periods Ended October 31, 2000)

                                                INSTITUTIONAL
            CLASS A            CLASS B            SERVICE
YEARS       W/O SC* W/SC(1)    W/O SC* W/SC(2)    CLASS(3)
------------------------------------------------------------
  1         18.25%  11.48%    17.56%  12.56%       18.44%
------------------------------------------------------------
  Life(4)   15.22%  11.85%    14.64%  12.87%       15.40%
------------------------------------------------------------

 All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
  * These returns do not reflect the effects of a sales charge (SC).
 (1) A 5.75% front-end sales charge was deducted.
 (2) A 5.00% contingent deferred sales charge (CDSC) was deducted.
     The CDSC declines to 0% after 6 years.
 (3) Institutional Service Class Shares are not subject to any sales charges.
 (4) Fund commenced operations on 11/02/98.
 Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

FUND PERFORMANCE

                          [LINEGRAPH]


           Class A         Class B   Institutional Service Class   Russell 2000    CPI
11/98       9,425          10,000         10,000                    10,000         10,000
10/99      10,573          10,670         11,236                    11,487         10,256
10/00      12,503          12,732         13,307                    13,486         10,625

Comparative performance of $10,000 invested in the Small Cap Fund, Russell 2000 Small Stock Index (Russell 2000)(b) and the Consumer Price Index (CPI)(c) from Fund inception (11/02/98) to 10/31/00. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges. The Class A Shares include a front-end sales charge.
(b) The Russell 2000 is comprised of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.



                                 NATIONWIDE 19

STATEMENT OF INVESTMENTS Prestige Small Cap Fund
--------------------------------------------------------------------------------
                                October 31, 2000

SHARES            SECURITY                               VALUE
COMMON STOCK  (98.9%)
--------------------------------------------------------------------------------
AEROSPACE  (0.5%)

   1,700   Alliant Techsystems, Inc.*               $   152,894
                                                    -----------

--------------------------------------------------------------------------------
AIRLINES  (0.9%)

   9,200   America West Holdings Corp.*                  91,425
   3,600   SkyWest, Inc.                                181,800
                                                    -----------
                                                        273,225
                                                    -----------

--------------------------------------------------------------------------------
APPLIANCES  (0.5%)

   6,500   Salton, Inc.*                                148,688
                                                    -----------

--------------------------------------------------------------------------------
BIOTECHNOLOGY  (0.4%)

   1,400   Invitrogen Corp.*                            106,488
                                                    -----------

--------------------------------------------------------------------------------
BROADCASTING & TELEVISION  (0.2%)

   2,300   XM Satellite Radio Holdings, Inc.*            66,700
                                                    -----------

--------------------------------------------------------------------------------
BUSINESS EQUIPMENT & SERVICES  (1.3%)

   1,100   Administaff, Inc.*                            39,050
   3,400   On Assignment, Inc.*                          85,638
   1,400   Professional Detailing, Inc.*                124,074
   2,800   TeleTech Holdings, Inc.*                      77,700
   1,400   Zebra Technologies Corp.                      61,338
                                                    -----------
                                                        387,800
                                                    -----------

--------------------------------------------------------------------------------
CAPITAL GOODS  (2.4%)

   5,000   Briggs & Stratton Corp.                      178,437
   1,700   C&D Technologies, Inc.                       100,513
   2,600   Kent Electronics Corp.*                       48,425
   8,900   Milacron, Inc.                               141,844
   2,600   Precision Castparts Corp.                     98,150
   1,000   Technitrol, Inc.                             110,875
                                                    -----------
                                                        678,244
                                                    -----------

--------------------------------------------------------------------------------
CHEMICALS  (2.5%)

   2,900   Albemarle Corp.                               67,244
   3,200   Cambrex Corp.                                127,800
   1,800   Cytec Industries, Inc.*                       62,325
   9,800   Georgia Gulf Corp.                           131,075
  11,000   Millennium Chemicals, Inc.                   177,375
   8,700   Olin Corp.                                   154,425
                                                    -----------
                                                        720,244
                                                    -----------

--------------------------------------------------------------------------------
 COMMUNICATION EQUIPMENT  (0.3%)

   4,400   LodgeNet Entertainment Corp.*                 77,275
                                                    -----------

--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES  (10.5%)

   3,600   Actuate Corp.*                               101,475
   1,300   Advent Software, Inc.*                        77,756
   2,600   Aspen Technologies, Inc.*                    107,413
   1,800   Avocent Corp.*                               127,688
   1,600   Barra, Inc.*                                  97,800





SHARES                SECURITY                    VALUE

COMMON STOCK  (CONTINUED)
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES  (CONTINUED)

   1,100   Black Box Corp.*                         $    72,463
   3,600   Broadbase Software, Inc.*                     38,700
   3,500   Cerner Corp.*                                216,780
   1,500   Clarent Corp.*                                46,594
   1,200   Cognizant Technology Solutions Corp.*         49,200
   3,000   Filenet Corp.*                                79,500
   3,600   Infocus Corp.*                               159,074
   1,500   Informatica Corp.*                           141,750
   1,400   Interactive Intelligence, Inc.                51,100
   1,600   Interwoven, Inc.*                            161,199
   2,400   IntraNet Solutions, Inc.*                    111,600
   1,600   Keynote Systems, Inc.*                        38,400
   3,200   Kronos, Inc.*                                116,600
   2,100   Manhattan Associates, Inc.*                  134,433
   1,100   Manugistics Group, Inc.*                     125,331
   3,300   MapInfo Corp.*                               107,869
   5,000   Mentor Graphics Corp.*                       117,188
   3,300   Mercury Computer Systems, Inc.*              102,300
   1,700   NetIQ Corp.*                                 146,412
     400   Nuance Communications, Inc.*                  34,500
   3,500   Progress Software Corp.*                      55,344
   1,300   PurchasePro.com, Inc.*                        35,100
   3,200   Rainbow Technologies, Inc.*                   79,600
   1,000   Scan Source, Inc.*                            47,750
   1,400   SERENA Software, Inc.*                        71,225
   4,100   Verity, Inc.*                                 96,350
   1,800   WebTrends Corp.*                              57,853
                                                    -----------
                                                      3,006,347
                                                    -----------

--------------------------------------------------------------------------------
CONSTRUCTION & BUILDING MATERIALS  (4.5%)

   1,400   Carlisle Companies, Inc.                      58,275
   2,500   Granite Construction, Inc.                    57,031
   5,600   Insituform Technologies, Inc.*               199,850
   3,900   Kaufman & Broad Home Corp.                   116,025
   1,400   NVR, Inc.*                                   144,760
   9,500   Pulte Corp.                                  316,469
   2,100   Rayonier, Inc.                                73,894
   3,900   Ryland Group, Inc.                           125,775
  10,400   Standard Pacific Corp.                       195,000
                                                    -----------
                                                      1,287,079
                                                    -----------

--------------------------------------------------------------------------------
CONSULTING SERVICES  (0.4%)

   1,700   Caminus Corp.*                                53,550
   1,500   Diamond Technology Partners, Inc.*            66,938
                                                    -----------
                                                        120,488
                                                    -----------

--------------------------------------------------------------------------------
CONSUMER DURABLE  (0.2%)

   5,500   Fossil, Inc.*                                 71,844
                                                    -----------

--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL  (0.3%)

   5,800   Tupperware Corp.                              99,325
                                                    -----------


20 NATIONWIDE                      CONTINUED

STATEMENT OF INVESTMENTS PRESTIGE SMALL CAP FUND CONTINUED
--------------------------------------------------------------------------------
                  October 31, 2000

SHARES      SECURITY                              VALUE

COMMON STOCK  (CONTINUED)
--------------------------------------------------------------------------------
DISTRIBUTION  (0.7%)

   3,200   Advanced Marketing Services, Inc.        $    57,600
   4,900   United Stationers, Inc.*                     147,306
                                                      ---------
                                                        204,906
                                                      ---------

--------------------------------------------------------------------------------
DRUGS  (3.6%)

   5,000   Alpharma, Inc.                               194,063
   7,066   Bindley Western Industries, Inc.             253,933
   3,200   Biosite Diagnostics*                          70,400
   2,400   K-V Pharmaceutical Co.*                       93,450
   1,400   Neurocrine Biosciences, Inc.*                 54,250
   2,700   Noven Pharmaceuticals*                       120,319
     600   OSI Pharmaceuticals*                          43,200
   1,400   Priority Healthcare Corp.*                    75,250
   5,700   Syncor International Corp.*                  146,419
                                                      ---------
                                                      1,051,284
                                                      ---------


--------------------------------------------------------------------------------
ELECTRONICS  (6.4%)

   4,500   Anixter International, Inc.*                 109,125
   2,500   Belden, Inc.                                  64,844
   1,800   Elantec Semiconductor, Inc.*                 200,249
   3,500   Electro Scientific Industries, Inc.*         122,281
   2,600   Exar Corp.*                                  116,188
   2,600   Harman International Industries, Inc.        124,800
   2,800   Helix Technology Corp.                        78,050
     900   Keithley Instruments, Inc.                    48,150
   2,300   Littlefuse, Inc.*                             66,700
   2,100   Measurement Specialties, Inc.*                55,781
   1,950   Merix Corp, Inc.*                             91,071
   1,600   Microsemi Corp.*                              64,000
   1,500   MIPS Technologies, Inc.*                      60,188
   1,100   Park Electrochemical Corp.                    72,669
  10,500   Pioneer-Standard Electronics, Inc.           145,687
   4,000   Richardson Electronics                        54,750
   2,200   Rogers Corp.*                                 78,650
   3,600   Sensormatic Electronics Corp.*                64,800
   6,600   Ultratech Stepper, Inc.*                     155,099
   4,500   Universal Electronics, Inc.*                  82,688
                                                      ---------
                                                      1,855,770
                                                      ---------

--------------------------------------------------------------------------------
ENTERTAINMENT  (0.9%)

   4,300   Argosy Gaming Co.*                            69,875
   8,100   Station Casinos, Inc.*                       130,613
   6,400   Topps Co., Inc.*                              57,800
                                                      ---------
                                                        258,288
                                                      ---------

--------------------------------------------------------------------------------
FINANCIAL / BANKS  (7.1%)

   5,300   Downey Financial Corp.                       253,074
  11,400   East West Bancorp, Inc.                      215,888
   6,400   GBC Bancorp                                  204,000
   6,800   Greater Bay Bancorp                          221,425
   8,964   Imperial Bancorp*                            217,937
   5,200   Richmond County Financial Corp.              122,200
   5,500   Southwest Bancorp of Texas, Inc.*            200,750
   9,600   Sterling Bancshares, Inc.                    165,000
   1,600   UCBH Holdings, Inc.                           58,200
   8,900   Washington Federal, Inc.                     198,581
   5,000   West America Bank Corp.                      179,688
                                                      ---------
                                                      2,036,743
                                                      ---------

SHARES            SECURITY                       VALUE

COMMON STOCK  (CONTINUED)
--------------------------------------------------------------------------------
FINANCIAL / MISCELLANEOUS  (4.4%)

   2,000   Affiliated Managers Group, Inc.*         $   120,250
   6,700   Americredit Corp.*                           180,062
   2,100   CompuCredit Corp.*                            64,838
   2,400   Eaton Vance Corp.                            119,550
   3,300   FirstFed Financial Corp.*                     84,150
   1,700   Investment Technology Group*                  61,200
   3,300   Metris Cos., Inc.                            106,838
   2,000   Radian Group, Inc.                           141,750
   3,700   Silicon Valley Bancshares*                   171,125
   3,685   Southwest Securities Group, Inc.             104,101
   3,600   Triad Guaranty, Inc.*                        104,625
                                                      ---------
                                                      1,258,489
                                                      ---------

--------------------------------------------------------------------------------
FOOD & RELATED  (2.5%)

   3,000   Constellation Brands, Inc.*                  146,250
   2,600   Corn Products International, Inc.             65,325
   2,300   Dean Foods Co.                                73,600
   4,500   Dole Food Co.*                                54,281
   3,000   Dreyer's Grand Ice Cream, Inc.                73,875
   7,500   Michael Foods, Inc.                          202,032
   2,100   Suiza Foods Corp.*                            97,256
                                                      ---------
                                                        712,619
                                                      ---------

--------------------------------------------------------------------------------
HEALTH CARE  (4.9%)

   3,800   Amerisource Health Corp.*                    165,063
   4,200   Apria Healthcare Group, Inc.*                 84,000
     800   Cephalon, Inc.*                               42,900
   3,400   Cooper Co., Inc.                             121,550
   1,900   Cytyc Corp.*                                 112,813
   3,300   Datascope Corp.                              114,263
   6,000   First Health Group Corp.*                    233,999
   3,500   Foundation Health Systems, Inc.*              70,656
   2,600   Mentor Corp.                                  45,825
   1,800   PolyMedica, Corp.*                           103,500
     800   United Therapeutics Corp.*                    42,800
   2,200   Universal Health Services*                   184,524
   1,900   Zoll Medical Corp.*                           94,169
                                                      ---------
                                                      1,416,062
                                                      ---------

--------------------------------------------------------------------------------
HOTELS / MOTELS  (1.3%)

   9,700   Aztar Corp.*                                 146,713
   7,600   Felcor Lodging Trust, Inc.                   166,725
   2,000   Hotel Reservations Network, Inc.*             70,000
                                                      ---------
                                                        383,438
                                                      ---------

--------------------------------------------------------------------------------
INSURANCE  (0.8%)

   3,200   Everest Re Group Ltd.                        187,600
   1,300   Stancorp Financial Group                      52,975
                                                      ---------
                                                        240,575
                                                      ---------


--------------------------------------------------------------------------------
LEISURE PRODUCTS  (0.7%)

   3,700   Callaway Golf Co.                             59,200
   3,000   Direct Focus*                                133,500
                                                      ---------
                                                        192,700
                                                      ---------


                                   CONTINUED                     NATIONWIDE 21

STATEMENT OF INVESTMENTS PRESTIGE SMALL CAP FUND CONTINUED
--------------------------------------------------------------------------------
                  October 31, 2000

SHARES                    SECURITY                      VALUE

COMMON STOCK  (CONTINUED)
--------------------------------------------------------------------------------
MACHINERY  (3.7%)

   1,900   Cognex Corp.*                            $    63,650
   2,200   Cymer, Inc.*                                  55,000
   4,400   Graco, Inc.                                  158,125
   2,700   Imation Corp.*                                53,494
   5,200   Kulicke & Soffa Industries, Inc.*             76,375
   1,800   Manitowoc Co., Inc.                           48,938
  15,000   Stewart & Stevenson Services, Inc.           359,999
   1,800   Tecumseh Products Co.                         71,775
   4,800   Toro Co.*                                    168,000
                                                    -----------
                                                      1,055,356
                                                    -----------
--------------------------------------------------------------------------------
MANUFACTURING  (0.9%)
   3,600   Asyst Technologies, Inc.*                     54,000
   1,200   Cabot Microelectronics Corp.*                 53,025
   1,900   Cyberoptics Corp. *                           44,650
   2,200   Lear Corp.*                                   59,950
   2,000   Varian, Inc.*                                 61,625
                                                    -----------
                                                        273,250
                                                    -----------

--------------------------------------------------------------------------------
MEDICAL  (2.0%)

   2,000   Albany Molecular Research, Inc.*             116,250
   1,000   Aurora Biosciences Corp.*                     60,938
     800   Barr Laboratories, Inc.*                      50,500
   2,800   Edwards Lifesciences Corp.*                   37,625
   1,900   Genzyme Transgenics, Inc.*                    40,731
     600   Laboratory Corp. of America Holdings*         80,925
     400   Myriad Genetics, Inc.*                        48,000
   2,000   Neose Technologies, Inc.*                     72,375
   1,600   Varian Medical Systems, Inc.*                 78,200
                                                    -----------
                                                        585,544
                                                    -----------

--------------------------------------------------------------------------------
METALS  (0.8%)

   5,800   Century Aluminum Co.                          50,750
   2,900   Cleveland Cliffs, Inc.                        59,813
   2,900   Coorstek, Inc.*                               84,825
   4,500   Ryerson Tull, Inc.                            33,750
                                                    -----------
                                                        229,138
                                                    -----------

--------------------------------------------------------------------------------
OIL & GAS  (4.4%)

   5,100   Energen Corp.                                145,988
   3,600   Equitable Resources, Inc.                    208,799
   4,300   Patina Oil & Gas Corp.                        75,519
   2,600   Patterson Energy, Inc.*                       73,125
   2,100   People's Energy Corp.                         72,188
   3,600   St. Mary Land & Exploration Co.               84,375
   2,700   Stone Energy Corp.*                          138,240
   8,400   UGI Corp.                                    194,774
   2,800   UTI Energy Corp.*                             56,175
   4,000   Valero Energy Corp.                          132,250
   4,100   Vintage Petroleum, Inc.                       86,613
                                                    -----------
                                                      1,268,046
                                                    -----------

--------------------------------------------------------------------------------
OIL / INTERNATIONAL  (0.5%)

   4,900   HS Resources, Inc.*                          152,513
                                                    -----------


SHARES                    SECURITY                     VALUE

COMMON STOCK  (CONTINUED)
--------------------------------------------------------------------------------
OIL EQUIPMENT & SERVICES  (0.5%)

   2,200   Helmerich & Payne, Inc.                  $    69,163
   2,600   Marine Drilling Cos., Inc.*                   62,075
                                                    -----------
                                                        131,238
                                                    -----------

--------------------------------------------------------------------------------
PACKAGING  (0.3%)

   2,400   Ball Corp.                                    84,300
                                                    -----------

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS  (0.5%)

   2,700   Buckeye Technologies, Inc.*                   46,238
   5,500   Pope & Talbot, Inc.                           85,593
                                                    -----------
                                                        131,831
                                                    -----------

--------------------------------------------------------------------------------
PRINTING & PUBLISHING  (0.3%)

   2,600   McClatchy Co.                                 98,800
                                                    -----------

--------------------------------------------------------------------------------
REAL ESTATE  (5.4%)

   3,900   Bedford Property Investors, Inc.              76,781
   2,900   Camden Property Trust                         83,013
   8,700   Capital Automotive REIT                      112,148
   5,500   Essex Property Trust, Inc.                   285,999
   4,300   Gables Residential Trust                     109,650
   2,600   Highwood Properties, Inc.*                    56,225
  14,500   JDN Realty Corp.                             158,594
   3,900   Kilroy Realty Corp.                          101,644
   3,600   LNR Property Corp.                            77,850
   6,100   Shurgard Storage Centers, Inc.               138,394
   5,300   SL Green Realty Corp.                        142,106
   3,600   Smith Charles E Residential Realty           158,400
   3,200   Sovran Self Storage, Inc.                     60,400
                                                      ---------
                                                      1,561,204
                                                      ---------

--------------------------------------------------------------------------------
RESTAURANTS  (2.1%)

   1,900   Applebee's International, Inc.*               57,386
   5,700   CBRL Group, Inc.                             101,888
   3,200   CEC Entertainment, Inc.*                     102,000
   6,700   Jack in the Box, Inc.*                       164,150
   4,500   P.F. Chang's China Bistro, Inc.*             184,499
                                                      ---------
                                                        609,923
                                                      ---------

--------------------------------------------------------------------------------
RETAIL  (3.1%)

   3,100   Barnes & Noble, Inc.*                         58,513
   5,100   Cato Corp.                                    61,200
   4,600   Copart, Inc.*                                 69,288
   4,700   Footstar, Inc.*                              168,612
   4,100   Genesco, Inc.*                                72,775
   1,800   Linen `n Things, Inc.*                        55,350
   2,300   Payless Shoesource, Inc.*                    133,256
   1,000   Scholastic Corp.*                             80,000
   4,700   Whitehall Jewellers, Inc.*                    37,600
   4,900   Zale Corp.*                                  165,987
                                                      ---------
                                                        902,581
                                                      ---------
--------------------------------------------------------------------------------
SEMICONDUCTORS  (1.4%)

   1,100   Actel Corp.*                                  40,288
   3,300   Alliance Semiconductor Corp.*                 66,000
     900   DuPont Photomask, Inc.*                       50,513
   3,100   Electroglas, Inc.*                            43,594



22 NATIONWIDE                     CONTINUED

STATEMENT OF INVESTMENTS PRESTIGE SMALL CAP FUND CONTINUED
--------------------------------------------------------------------------------
                                October 31, 2000




SHARES                    SECURITY                    VALUE

COMMON STOCK  (CONTINUED)
--------------------------------------------------------------------------------
SEMICONDUCTORS  (CONTINUED)

   2,700   FEI Co.*                                 $    63,956
   2,000   Oak Technology, Inc.*                         56,125
       1   Three-Five Systems, Inc.*                         35
   3,200   Varian Semiconductor Equipment
              Associates., Inc.*                         73,599
                                                      ---------
                                                        394,110
                                                      ---------

--------------------------------------------------------------------------------
SERVICES  (5.4%)

   5,100   ADVO, Inc.*                                  187,743
   2,100   American Management Systems, Inc.*            45,413
   1,500   BlackRock, Inc.*                              63,938
   1,800   Chemed Corp.                                  59,175
   1,400   Corporate Executive Board*                    64,575
   1,100   CSG Systems International, Inc.*              51,081
   1,500   Documentum, Inc.*                            127,500
   1,200   Forrester Research, Inc.*                     49,275
   1,000   Heidrick & Struggles International, Inc.*     61,813
   4,600   Jefferies Group, Inc.                        125,350
   2,900   Modis Professional Services*                 213,512
   1,350   Netegrity, Inc.*                             105,300
   1,900   Plexus Corp.*                                119,819
   3,200   Pre-Paid Legal Services, Inc.*               140,399
   4,100   Sybase, Inc.*                                 85,844
   1,500   True North Communications, Inc.               56,531
                                                    -----------
                                                      1,557,268
                                                    -----------

--------------------------------------------------------------------------------
STEEL  (0.8%)

   2,600   Maverick Tube Corp.*                          40,463
   1,700   Shaw Group, Inc.*                            138,550
   6,500   Worthington Industries, Inc.                  62,156
                                                    -----------
                                                        241,169
                                                    -----------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS  (2.7%)

   3,800   Adaptive Broadband Corp.*                     61,038
   1,900   AirGate PCS, Inc.*                            73,863
     600   Anaren Microwave, Inc.*                       62,400
   2,700   Boston Communications Group*                  63,788
   1,600   DSP Group, Inc.*                              45,400
   1,000   Leap Wireless International, Inc.*            49,750
   3,500   Lightbridge, Inc.*                            37,406
   2,000   Natural MicroSystems Corp.*                   90,375
   2,400   Plantronics, Inc.*                           109,499
   1,600   Sirius Satellite Radio, Inc.*                 80,400
     500   Tollgrade Communications, Inc.*               47,875
   1,300   Tut Systems, Inc.*                            43,225
                                                    -----------
                                                        765,019
                                                    -----------

SHARES                    SECURITY                    VALUE

COMMON STOCK  (CONTINUED)
--------------------------------------------------------------------------------
TEXTILES  (0.4%)

   4,500   Springs Industries, Inc. Class A         $   106,031
                                                    -----------


--------------------------------------------------------------------------------
Tobacco  (0.6%)

   6,400   Universal Corp.                               179,200
                                                     -----------

--------------------------------------------------------------------------------
Transportation  (2.0%)

   7,000   Dollar Thrifty Automotive Group, Inc.       * 107,625
   3,200   Landstar System, Inc.*                        151,199
   2,700   Oshkosh Truck Corp.                           111,038
   1,400   Rent-A-Center, Inc.*                           40,863
   2,100   Roadway Express                                43,181
   1,700   USFreightways Corp.                            43,775
   4,800   Yellow Corp.*                                  86,400
                                                     -----------
                                                         584,081
                                                     -----------

--------------------------------------------------------------------------------
UTILITIES  (2.9%)

   7,300   AGL Resources                                 148,738
   6,400   Allete Com                                    138,000
   3,000   Cleco Corp.                                   142,688
   2,700   Hawaiian Electric Industries, Inc.             88,931
  11,400   Public Service Co. of New Mexico              314,212
                                                     -----------
                                                         832,569
                                                     -----------

TOTAL COMMON STOCK (cost $26,373,676)                 28,550,686
                                                     -----------





PRINCIPAL                 SECURITY                    VALUE
REPURCHASE AGREEMENT (1.2%)
--------------------------------------------------------------------------------


$351,000   Fifth Third Bank 6.35%,10/31/00
              matures 11/01/00,Collateralized
              by $358,020 FNMB, 7.50%,
              06/01/19, market value $354,857            351,000
                                                     -----------
TOTAL REPURCHASE AGREEMENT (cost $351,000)               351,000
                                                     -----------

TOTAL INVESTMENT (cost $26,724,676)                  $28,901,686
                                                     ===========

--------------------------------------------------------------------------------
The abbreviations in the above statement stand for the following:
    FNMB   Federal National Mortgage Bank
    REIT   Real Estate Investment Trust

*  DENOTES A NON-INCOME PRODUCING SECURITY

COST FOR FEDERAL INCOME TAX PURPOSES:  $26,827,426.

PORTFOLIO HOLDING PERCENTAGES BASED ON NET ASSETS OF $28,860,993.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.




                                                                   NATIONWIDE 23

PRESTIGE ADVISOR SERIES(SM)
--------------------------------------------------------------------------------

PRESTIGE INTERNATIONAL FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE



     For the 12-month period ended October 31, 2000, the Prestige International Fund returned -4.36%(a) versus -2.66% for the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE), the benchmark index.

     The future of international markets in the new millennium appeared bright, as global equity markets ended 1999 on an upswing. Investing in companies outside the U.S. paid off in 1999-- international equities outperformed the S&P 500 for the first time since 1994. However, the first six months of the year 2000 were volatile for equity markets around the world.

     The Prestige International Fund was affected by the monetary policy tightening decision from the European Central Bank. Additionally, concerns over global economic growth triggered a correction in the most highly valued technology, media, and telecom stocks. The portfolio outperformed the MSCI EAFE Index during the second quarter of 2000 as global equity markets experienced a dramatic rotation to value after an extended period of growth dominance.

     The Fund continued to perform well during the third quarter and in October 2000, as investors shifted their focus from short-term price momentum to long-term individual company fundamentals. Expensive TMT (technology, media and telecom) stocks, which dominated market returns in 1999 and early 2000, fell dramatically, while traditional value sectors such as finance and utilities generated robust gains.

     Our investment team continues to find value opportunities in the international arena. Several strategic purchases were made over the last few months, including Fujitsu, which at the time of purchase was trading at a discount to its fundamental value. Bayerische Hypo Vereinsbank, the leading retail banking network in Germany, was also added to the portfolio during the first quarter of 2000, and has been a strong performer. Market volatility dented the prospects of many Internet start-up hopefuls and software companies. Invensys, the UK maker of factory controls, acquired the Dutch software maker Baan, whose stock had fallen 90% over the past two years. Heading into the fourth quarter, Nissan Motors announced that profits for this year would quadruple, underlining the dramatic change since CEO Ghosn introduced a revival plan for the company last year.

     We intend to take advantage of the weakness in telecommunication, media, and technology stocks to obtain financially productive companies at attractive prices. An urge to reduce taxes in Europe in order to maintain national competitiveness is indicative of the substantial changes that have occurred as a result of the introduction of the Euro. We expect this will continue to benefit companies doing business in Europe.

     Overall, we believe the portfolio is well-positioned to gain from the ongoing rotation in markets towards fundamental factors and away from momentum-driven strategies.

LAZARD ASSET MANAGEMENT-SUBADVISER

(a) Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO MARKET VALUE $17,365,996
OCTOBER 31, 2000

PORTFOLIO COMPOSITION
(Subject to Change)

                                   [PIEGRAPH]

Repurchase Agreement   5.7%
Common Stock           94.3%

AVERAGE ANNUAL (COMPOUND) TOTAL RETURN
(For Periods Ended October 31, 2000)

                                                        Institutional
             Class A              Class B               Service
Years        w/o SC*   w/SC(1)     w/o SC*   w/SC(2)    Class(3)
--------------------------------------------------------------------------------
  1         -4.36%     -9.85%      -4.57%    -9.28%      -4.31%
--------------------------------------------------------------------------------
  Life(4)    5.95%      2.85%       6.89%     4.99%       6.08%
--------------------------------------------------------------------------------

 All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
  *  These returns do not reflect the effects of a sales charge (SC).
  1  A 5.75% front-end sales charge was deducted.
  2  A 5.00% contingent deferred sales charge (CDSC) was deducted.
     The CDSC declines to 0% after 6 years.
  3 Institutional Service Class Shares are not subject to any sales charges.
  4  Fund commenced operations on 11/02/98.
 Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.





FUND PERFORMANCE

                                   [LINEGRAPH]

             Class A        Class B       Institutional Service Class     MSCI/EAFE      CPI

11/98         9,425         10,000             10,000                      10,000      10,000
10/99        11,059         11,467             11,757                      12,337      10,258
10/00        10,577         11,021             11,250                      12,008      10,625





Comparative performance of $10,000 invested in the International
Fund, Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI/EAFE)(b) and the Consumer Price Index (CPI)(c) from Fund inception (11/02/98) to 10/31/00. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges. The Class A Shares include a front-end sales charge.

(b) The MSCI/EAFE is an unmanaged index generally representative of the performance of international stock markets.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


24 NATIONWIDE

STATEMENT OF INVESTMENTS       PRESTIGE INTERNATIONAL FUND
--------------------------------------------------------------------------------
                  October 31, 2000

SHARES            SECURITY                        VALUE

COMMON STOCK (94.2%)
--------------------------------------------------------------------------------
AUSTRALIA  (1.2%)

           METALS  (1.2%)
  21,400   BHP Ltd.                                 $   207,359
                                                    -----------

           STEEL  (0.0%)
   5,050   Onesteel Ltd.*                                 2,407
                                                    -----------

           TOTAL AUSTRALIA                              209,766
                                                    -----------

--------------------------------------------------------------------------------
DENMARK  (0.9%)

           TELECOMMUNICATIONS  (0.9%)
   3,400   Tele Danmark AS                              160,693
                                                    -----------

--------------------------------------------------------------------------------
FINLAND  (1.0%)

           PAPER & FOREST PRODUCTS  (1.0%)
   6,200   UPM-Kymmene OYJ                              175,268
                                                    -----------

--------------------------------------------------------------------------------
FRANCE  (11.5%)

           COMMUNICATIONS & MEDIA  (0.9%)
   2,740   Lagardere Group                              155,378
                                                    -----------

           CONSTRUCTION & BUILDING MATERIALS  (2.1%)
   1,200   Compagnie de Saint Gobain                    158,577
   1,370   Suez Lyonnaise des Eaux                      208,797
                                                    -----------
                                                        367,374
                                                    -----------

           DRUGS  (1.9%)
   4,498   Aventis SA                                   324,080
                                                    -----------

           FINANCIAL / BANKS  (1.1%)
   2,220   BNP Paribas                                  191,188
                                                    -----------

           INSURANCE  (1.1%)
   1,460   Axa                                          193,060
                                                    -----------

           OIL / INTERNATIONAL  (2.4%)
   2,907   Total Fina SA                                415,449
                                                    -----------

           SERVICES  (1.1%)
   2,787   Vivendi                                      200,094
                                                    -----------

           TELECOMMUNICATIONS  (0.9%)
   2,570   Alcatel Alsthom                              156,630
                                                    -----------

           TOTAL FRANCE                               2,003,253
                                                    -----------

--------------------------------------------------------------------------------
GERMANY  (7.3%)

           AIRLINES  (0.6%)
   5,800   Deutsche Lufthansa AG                        113,076
                                                    -----------

           FINANCIAL / BANKS  (2.1%)
   6,550   HypoVereinsbank AG                           359,497
                                                    -----------

           INSURANCE  (2.2%)
   1,117   Allianz AG                                   378,301
                                                    -----------

           MANUFACTURING & CONSUMER GOODS  (0.7%)
   8,100   Thyssen Krupp AG                             115,348
                                                    -----------

           TELECOMMUNICATIONS  (0.2%)
     700   Deutsche Telekom AG                           26,256
                                                    -----------

           UTILITIES / ELECTRIC  (1.5%)
   5,280   E. on AG NPV                                 267,997
                                                    -----------

           TOTAL GERMANY                              1,260,475
                                                    -----------

SHARES               SECURITY                          VALUE
COMMON STOCK (CONTINUED)
--------------------------------------------------------------------------------
ITALY  (2.7%)

           FINANCIAL / BANKS  (1.2%)
  12,700   San Paolo - IMI SpA                      $   205,614
                                                    -----------

           INSURANCE  (0.4%)
   5,185   Alleanza Assicurazioni SpA                    68,694
                                                    -----------

           OIL / INTERNATIONAL  (1.1%)
  34,600   ENI SpA                                      187,116
                                                    -----------

           TOTAL ITALY                                  461,424
                                                    -----------

--------------------------------------------------------------------------------
JAPAN  (21.8%)

           BUSINESS EQUIPMENT & SERVICES  (1.1%)
   5,000   Canon, Inc.                                  198,285
                                                     ----------

           CONSUMER NON-CYCLICAL  (1.4%)
   8,000   KAO Corp.*                                   239,591
                                                     ----------

           DRUGS  (0.9%)
   7,000   Sankyo Co.                                   154,186
                                                     ----------

           ELECTRONICS  (4.1%)
  15,000   Hitachi Ltd.*                                160,734
   3,800   Sony Corp.                                   303,482
   2,400   TDK Corp. ADR                                243,600
                                                     ----------
                                                        707,816
                                                     ----------

           FINANCE  (0.9%)
  18,000   Nikko Securities Co. Ltd.                    155,294
                                                     ----------

           FINANCIAL / BANKS  (4.4%)
      39   Mizuho Holdings Inc                          299,680
  39,000   Sakura Bank Ltd.*                            283,964
  26,000   Sumitomo Trust & Banking Co. Ltd.*           200,025
                                                     ----------
                                                        783,669
                                                     ----------

           FINANCIAL / MISCELLANEOUS  (1.2%)
   2,000   Orix Corp.                                   209,733
                                                     ----------

           MOTOR VEHICLES  (3.0%)
  76,000   Nissan Motors Co. Ltd.                       521,348
                                                     ----------

           RETAIL  (0.5%)
   1,000   Acom Co. Ltd.*                                80,871
                                                     ----------

           TELECOMMUNICATIONS  (3.4%)
   9,000   Fujitsu Ltd.*                                160,240
      26   Nippon Telegraph & Telephone Corp.           236,459
       8   NTT Docomo, Inc.*                            197,094
                                                     ----------
                                                        593,793
                                                     -----------

           UTILITIES / ELECTRIC  (0.9%)
   8,000   Sumitomo Electric Industries                 147,638
                                                    -----------
           TOTAL JAPAN                                3,792,224
                                                    -----------

--------------------------------------------------------------------------------
NETHERLANDS  (8.3%)

           BEVERAGES / ALCOHOLIC  (1.4%)
   4,400   Heineken NV                                  238,697
                                                    -----------

           CHEMICALS  (2.2%)
   8,400   Akzo Nobel NV                                382,000
                                                    -----------

           ELECTRONICS  (1.0%)
   4,440   Philips Electronics NV                       174,288
                                                    -----------




                                   CONTINUED                      NATIONWIDE 25

STATEMENT OF INVESTMENTS       PRESTIGE INTERNATIONAL FUND CONTINUED
--------------------------------------------------------------------------------
                  October 31, 2000


SHARES            SECURITY                        VALUE

COMMON STOCK (CONTINUED)
--------------------------------------------------------------------------------
NETHERLANDS (CONTINUED)

           FINANCIAL / BANKS  (2.4%)
   5,980   ING Groep NV                             $   410,177
                                                    -----------

           INTERNET SERVICES / SOFTWARE  (0.8%)
  13,300   Getronics NV                                 149,376
                                                    -----------

           PRINTING & PUBLISHING  (0.5%)
   4,200   Wolters Kluwer NV                             94,414
                                                    -----------
           TOTAL NETHERLANDS                          1,448,952
                                                    -----------

--------------------------------------------------------------------------------
PORTUGAL  (1.5%)

           ELECTRONICS  (0.2%)
  11,400   Electricidade de Portugal SA                  30,922
                                                    -----------

           TELECOMMUNICATIONS  (1.3%)
  26,700   Portugal Telecom SA                          237,637
                                                    -----------

           TOTAL PORTUGAL                               268,559
                                                    -----------

--------------------------------------------------------------------------------
SINGAPORE  (3.3%)

           FINANCIAL / BANKS  (3.3%)
  36,450   Overseas Chinese Banking Corp. Ltd.          232,555
  45,176   United Overseas Bank Ltd.                    334,550
                                                    -----------

           TOTAL SINGAPORE                              567,105
                                                    -----------

--------------------------------------------------------------------------------
SPAIN  (2.5%)

           TELECOMMUNICATIONS  (1.0%)
   9,136   Telefonica SA*                               174,010
                                                    -----------

           UTILITIES / ELECTRIC  (1.5%)
  15,900   Endesa SA*                                   258,769
                                                    -----------

           TOTAL SPAIN                                  432,779
                                                    -----------

--------------------------------------------------------------------------------
SWEDEN  (3.5%)

           CONSUMER DURABLES  (0.7%)
   9,600   Electroloux AB                               120,722
                                                    -----------

           FINANCIAL / BANKS  (1.1%)
  12,700   Svenska Handelsbanken AB                     198,998
                                                    -----------

           INVESTMENT COMPANY  (1.7%)
  22,200   Investor AB                                  292,464
                                                    -----------


           TOTAL SWEDEN                                 612,184
                                                    -----------

--------------------------------------------------------------------------------
SWITZERLAND  (3.7%)

           DRUGS  (1.3%)
      24   Roche Holding AG                             219,167
                                                    -----------

           FINANCIAL / BANKS  (1.5%)
     554   Zurich Financial Services AG                 268,051
                                                    -----------

           MANUFACTURING & CONSUMER GOODS  (0.9%)
   1,691   ABB Ltd.                                     150,236
                                                    -----------
           TOTAL SWITZERLAND                            637,454
                                                    -----------




SHARES                     SECURITY                    VALUE
Common Stock (continued)
--------------------------------------------------------------------------------
UNITED KINGDOM (25.0%)

           AEROSPACE  (1.2%)
  36,500   BAE Systems                              $   208,297
                                                    -----------

           AUTO & AUTO PARTS  (0.7%)
   9,600   GKN PLC                                        1,394
  11,200   GKN PLC                                      129,458
                                                    -----------
                                                        130,852
                                                    -----------

           BANKING/INSURANCE  (1.8%)
  21,700   HSBC Holdings PLC                            310,064
                                                    -----------

           BEVERAGES / ALCOHOLIC  (1.6%)
  28,600   Diageo PLC                                   270,569
                                                    -----------

           DRUGS  (3.8%)
   5,742   AstraZeneca Group PLC                        270,067
  31,600   Smithkline Beecham PLC                       408,847
                                                    -----------
                                                        678,914
                                                    -----------

           ELECTRONICS  (1.1%)
  21,500   National Grid Group PLC                      186,541
                                                    -----------


           FINANCIAL / BANKS  (0.9%):
  19,500   Halifax Group PLC                            153,614
                                                    -----------
           FOOD & RELATED  (1.3%):
  37,100   Cadbury Schweppes PLC                        229,634
                                                    -----------

           INSURANCE  (0.9%):
  11,700   Prudential Corp. PLC                         157,918
                                                    -----------

           MANUFACTURING & CONSUMER GOODS  (1.3%):
  94,400   Invensys PLC                                 225,151
                                                    -----------

           OIL / INTERNATIONAL  (1.8%):
  36,100   BP Amoco PLC                                 306,400
                                                    -----------

           PRINTING & PUBLISHING  (1.5%):
  27,900   Reed International PLC                       258,072
                                                    -----------

           RETAIL  (3.1%):
  30,400   Great Universal Stores PLC                   210,125
  86,400   Tesco PLC                                    329,964
                                                    -----------
                                                        540,089
                                                    -----------

           TELECOMMUNICATIONS  (4.0%):
  30,500   British Telecommunications PLC               358,298
  80,900   Vodafone Airtouch PLC                        337,447
                                                    -----------
                                                        695,745
                                                    -----------
           TOTAL UNITED KINGDOM                       4,351,860
                                                    -----------
           TOTAL COMMON STOCK (cost $17,302,929)     16,381,996
                                                    -----------










26 NATIONWIDE                      CONTINUED

STATEMENT OF INVESTMENTS       PRESTIGE INTERNATIONAL FUND CONTINUED
--------------------------------------------------------------------------------
                  October 31, 2000


PRINCIPAL             SECURITY                    VALUE

United States
Repurchase Agreement (5.7%)
--------------------------------------------------------------------------------

$984,000      Fifth Third Bank 6.35%, 10/31/00,
              matures11/01/00,Collateralized by
              $998,317 FNMB Pool #303741, 7.00%
              Market Value $1,003,680               $   984,000
                                                    -----------
Total Repurchase Agreement (cost $984,000)              984,000
                                                    -----------

Total Investments (cost $18,286,929)                $17,365,996
                                                    ===========

--------------------------------------------------------------------------------
The abbreviations in the above statement stand for the following:
      AB   Aktiebolag (Swedish stock exchange)
     ADR   American Depositary Receipt
      AG   Aktiengesellschaft (German, or Swiss Stock Cos.)
      AS   Limited (Denmark)
    FNMB   Federal National Mortgage Bank
     NPV   No Par Value
      NV   Naamloze Vennootschap (Dutch Corp.)
     OYJ   Limited (Finland)
     PLC   Public Limited Company (British, Finnish, or Irish)
      SA   Societe Anonyme (French, Spanish
           or Portuguese Corp.)
     SpA   Societa per Anioni (Italian Corp.)

* DENOTES A NON-INCOME PRODUCING SECURITY.

COST FOR FEDERAL INCOME TAX PURPOSES: $18,448,233.

SECURITIES DENOMINATED IN FOREIGN CURRENCIES ARE SHOWN AT THE U.S. DOLLAR COST AND VALUE.

PORTFOLIO HOLDING PERCENTAGES BASED ON NET ASSETS OF $17,388,948.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.




                                                                   NATIONWIDE 27

STATEMENTS OF ASSET AND LIABILITIES
--------------------------------------------------------------------------------
                  October 31, 2000

                                                                                      PRESTIGE           PRESTIGE          PRESTIGE
                                                                                     LARGE CAP          LARGE CAP          BALANCED
                                                                                    VALUE FUND        GROWTH FUND              FUND
                                                                                  ------------       ------------      ------------

ASSETS:
Investments in securities, at value (cost $29,354,548,
  $46,254,106, $9,485,293, respectively)                                          $ 32,026,764       $ 49,177,162      $ 10,043,715
Repurchase Agreements, at value (cost $651,000, $4,267,000,
  $1,376,000, respectively)                                                            651,000          4,267,000         1,376,000
Cash                                                                                       755                700               976
Receivable for investment securities sold                                              184,362               --             397,778
Receivable for futures variation margin                                                 14,500             84,000              --
Receivable from adviser                                                                 33,670             84,457            18,252
Interest and dividends receivable                                                       39,901              8,030            24,652
Restricted cash for initial margin on futures                                           75,000            270,000              --
Prepaid and other assets                                                                 4,396              1,277             3,409
                                                                                  ------------       ------------      ------------
     Total Assets                                                                   33,030,348         53,892,626        11,864,782
                                                                                  ------------       ------------      ------------
LIABILITIES:
Payable for investment securities purchased                                            183,662               --           1,713,165
Accrued expenses and other payables:
Investment advisory fees                                                                19,607             35,553             6,272
   Fund administration fees                                                              6,371              6,371             6,371
   Transfer agent fees                                                                     947              5,848               748
   Distribution fees                                                                     6,467             11,095             2,741
   Administrative servicing fees                                                         3,945              6,435               567
   Other                                                                                30,324             46,245            24,140
                                                                                  ------------       ------------      ------------
     Total Liabilities                                                                 251,323            111,547         1,754,004
                                                                                  ------------       ------------      ------------
NET ASSETS                                                                        $ 32,779,025       $ 53,781,079      $ 10,110,778
                                                                                  ============       ============      ============
NET ASSETS:
Capital                                                                             31,035,465         48,917,315         9,441,113
Accumulated net investment income                                                       24,787               --              21,451
Net unrealized appreciation (depreciation) from investments and futures              2,644,827          3,098,887           558,422
Accumulated (distributions in excess of) net realized gains (losses)
  from investments and futures                                                        (926,054)         1,764,877            89,792
                                                                                  ------------       ------------      ------------
NET ASSETS                                                                        $ 32,779,025       $ 53,781,079      $ 10,110,778
                                                                                  ============       ============      ============
NET ASSETS:
Class A Shares                                                                      30,726,055         40,643,245         3,566,223
Class B Shares                                                                         408,167          3,233,635         2,408,195
Institutional Service Class Shares                                                   1,644,803          9,904,199         4,136,360
                                                                                  ------------       ------------      ------------
Total                                                                             $ 32,779,025       $ 53,781,079      $ 10,110,778
                                                                                  ============       ============      ============
SHARES OUTSTANDING (unlimited number of shares authorized):

Class A Shares                                                                       2,804,061          2,828,885           318,305
Class B Shares                                                                          37,665            228,080           213,528
Institutional Service Class Shares                                                     149,797            687,364           368,923
                                                                                  ------------       ------------      ------------
Total                                                                                2,991,523          3,744,329           900,756
                                                                                  ============       ============      ============
NET ASSET VALUE PER SHARE:
Class A Shares                                                                    $      10.96       $      14.37      $      11.20
Class B Shares                                                                    $      10.84       $      14.18      $      11.28
Institutional Service Class Shares                                                $      10.98       $      14.41      $      11.21

Maximum offering price (100%/(100%-Maximum Sales Charge) of net asset value adjusted to nearest cent) per share:
Class A Shares*                                                                   $      11.63       $      15.25      $      11.88
Class B Shares**                                                                  $      10.84       $      14.18      $      11.28
Institutional Service Class Shares***                                             $      10.98       $      14.41      $      11.21
                                                                                  ------------       ------------      ------------
Maximum sales charge - Class A Shares                                                     5.75%              5.75%             5.75%
                                                                                  ============       ============      ============

   * CLASS A SHARES INCLUDE A FRONT-END SALES CHARGE.
  ** FOR CLASS B SHARES, THE REDEMPTION PRICE PER SHARE VARIES BY LENGTH OF TIME
     SHARES ARE HELD AND ARE NOT SUBJECT TO A FRONT-END SALES CHARGE.
 *** INSTITUTIONAL SERVICE CLASS (FORMERLY KNOWN AS CLASS Y) DOES NOT HAVE ANY SALES
     CHARGE.

28 NATIONWIDE                         CONTINUED

STATEMENTS OF ASSET AND LIABILITIES CONTINUED                            [PHOTO]
--------------------------------------------------------------------------------
                  October 31, 2000

                                                                                                     PRESTIGE             PRESTIGE
                                                                                                    SMALL CAP        INTERNATIONAL
                                                                                                         FUND                 FUND
                                                                                                  ------------        ------------
ASSETS:
Investments in securities, at value (cost $26,373,676, $17,302,929, respectively)                 $ 28,550,686        $ 16,381,996
Repurchase Agreements, at value (cost $351,000, $984,000, respectively)                                351,000             984,000
Foreign Currency, at value                                                                                --                40,348
Cash                                                                                                       843                --
Receivable for investment securities sold                                                                 --                21,351
Receivable from adviser                                                                                 24,773              42,844
Interest and dividends receivable                                                                        8,358              19,838
Withholding tax reclaim receivable                                                                        --                17,225
Prepaid and other assets                                                                                 3,129               2,661
                                                                                                  ------------        ------------
     Total Assets                                                                                   28,938,789          17,510,263
                                                                                                  ------------        ------------
LIABILITIES:
Cash overdrafts                                                                                           --                17,904
Payable for investment securities purchased                                                               --                40,607
Accrued expenses and other payables:
Investment advisory fees                                                                                22,356              11,906
   Fund administration fees                                                                              6,371               6,371
   Transfer agent fees                                                                                   1,477                 657
   Distribution fees                                                                                     5,481               3,378
   Administrative servicing fees                                                                         3,666               2,145
   Other                                                                                                38,445              38,347
                                                                                                  ------------        ------------
     Total Liabilities                                                                                  77,796             121,315
                                                                                                  ------------        ------------
NET ASSETS                                                                                        $ 28,860,993        $ 17,388,948
                                                                                                  ============        ============
NET ASSETS:
Capital                                                                                             24,335,860          17,566,983
Accumulated (distributions in excess of)  net investment income                                          6,076              (3,710)
Net unrealized appreciation (depreciation) from investments and translation
of assets and liabilities in foreign currencies                                                      2,177,010            (922,314)
Accumulated net realized gains  from investments and
foreign currency transactions                                                                        2,342,047             747,989
                                                                                                  ------------        ------------
NET ASSETS                                                                                        $ 28,860,993        $ 17,388,948
                                                                                                  ============        ============
NET ASSETS:
Class A Shares                                                                                      23,921,538          15,404,737
Class B Shares                                                                                         747,780             179,242
Institutional Service Class Shares                                                                   4,191,675           1,804,969
                                                                                                  ------------        ------------
Total                                                                                             $ 28,860,993        $ 17,388,948
                                                                                                  ============        ============
SHARES OUTSTANDING (unlimited number of shares authorized):

Class A Shares                                                                                       1,822,707           1,402,039
Class B Shares                                                                                          57,435              15,884
Institutional Service Class Shares                                                                     318,686             163,999
                                                                                                  ------------        ------------
Total                                                                                                2,198,828           1,581,922
                                                                                                  ============        ============
NET ASSET VALUE PER SHARE:

Class A Shares                                                                                    $      13.12        $      10.99
Class B Shares                                                                                    $      13.02        $      11.28
Institutional Service Class Shares                                                                $      13.15        $      11.01

MAXIMUM OFFERING PRICE (100%/(100%-Maximum Sales Charge) of net asset value adjusted to nearest cent) per share:
Class A Shares *                                                                                  $      13.92        $      11.66
Class B Shares **                                                                                 $      13.02        $      11.28
Institutional Service Class Shares ***                                                            $      13.15        $      11.01
                                                                                                  ------------        ------------
Maximum sales charge - Class A Shares                                                                     5.75%               5.75%
                                                                                                  ============        ============

   * CLASS A SHARES INCLUDE A FRONT-END SALES CHARGE.
  ** FOR CLASS B SHARES, THE REDEMPTION PRICE PER SHARE VARIES BY LENGTH OF TIME
     SHARES ARE HELD AND ARE NOT SUBJECT TO A FRONT-END SALES CHARGE.
 *** INSTITUTIONAL SERVICE CLASS (FORMERLY KNOWN AS CLASS Y) DOES NOT HAVE ANY SALES
     CHARGE.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                                                   NATIONWIDE 29

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                      FOR THE YEAR ENDED OCTOBER 31, 2000

                                                                                 PRESTIGE             PRESTIGE             PRESTIGE
                                                                                LARGE CAP            LARGE CAP             BALANCED
                                                                               VALUE FUND          GROWTH FUND                 FUND
                                                                              -----------          -----------          -----------
INVESTMENT INCOME:
Interest income                                                               $    66,214          $    74,977          $   250,902
Dividend income                                                                   708,792              352,040               71,849
Withholding tax                                                                      --                   (391)                --
                                                                              -----------          -----------          -----------
   Total Income                                                                   775,006              426,626              322,751
                                                                              -----------          -----------          -----------
EXPENSES:
Investment management fees                                                        221,990              391,962               69,054
Fund administration fees                                                           75,000               75,000               75,000
Custodian fees                                                                     14,881               19,766               13,517
Distribution fees                                                                  73,207              122,021               30,902
Administrative servicing fees                                                      44,577               71,322                5,179
Professional fees                                                                  18,390               16,801               16,854
Trustees' fees and expenses                                                           395                  859                   87
Transfer agent fees                                                                 7,866               51,260                6,166
Registration and filing fees                                                       23,619               53,065               20,900
Shareholders' reports                                                              39,899               60,245               14,747
Other                                                                               7,402               16,064               14,505
                                                                              -----------          -----------          -----------
   Total expenses before waived or reimbursed expenses                            527,226              878,365              266,911
Expenses waived or reimbursed                                                    (186,562)            (282,534)            (153,733)
                                                                              -----------          -----------          -----------
   Net expenses                                                                   340,664              595,831              113,178
                                                                              -----------          -----------          -----------

NET INVESTMENT INCOME (LOSS)                                                  $   434,342          $  (169,205)         $   209,573
                                                                              ===========          ===========          ===========
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investments
   and futures                                                                $  (715,035)         $ 2,152,104          $    93,780
Net change in unrealized appreciation on investments
   and futures                                                                  3,368,452              614,277              100,818
                                                                              -----------          -----------          -----------
Net realized/unrealized gains on investments
   and futures                                                                  2,653,417            2,766,381              194,598
                                                                              -----------          -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                $ 3,087,759          $ 2,597,176          $   404,171
                                                                              ===========          ===========          ===========



30 NATIONWDIE                       CONTINUED

STATEMENTS OF OPERATIONS CONTINUED                                       [PHOTO]
--------------------------------------------------------------------------------
                       For the year ended October 31, 2000

                                                                                                  PRESTIGE               PRESTIGE
                                                                                                 SMALL CAP          INTERNATIONAL
                                                                                                      FUND                  FUND
                                                                                               -----------           -----------
INVESTMENT INCOME:
Interest income                                                                                $    33,749           $    36,066
Dividend income                                                                                    275,624               300,703
Withholding tax                                                                                       --                 (37,196)
                                                                                               -----------           -----------
   Total Income                                                                                    309,373               299,573
                                                                                               -----------           -----------

EXPENSES:
Investment management fees                                                                         247,305               137,111
Fund administration fees                                                                            75,000                75,000
Custodian fees                                                                                      11,473                71,564
Distribution fees                                                                                   60,742                38,971
Administrative servicing fees                                                                       40,207                24,659
Professional fees                                                                                   18,380                18,533
Trustees' fees and expenses                                                                            404                   209
Transfer agent fees                                                                                 12,415                 4,243
Registration and filing fees                                                                        33,278                20,879
Shareholders' reports                                                                               37,097                25,530
Other                                                                                               13,580                10,998
                                                                                               -----------           -----------
   Total expenses before waived or reimbursed expenses                                             549,881               427,697
Expenses waived or reimbursed                                                                     (199,813)             (217,417)
                                                                                               -----------           -----------
   Net expenses                                                                                    350,068               210,280
                                                                                               -----------           -----------

NET INVESTMENT INCOME (LOSS)                                                                   $   (40,695)          $    89,293
                                                                                               ===========           ===========
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investments and foreign
   currency transactions                                                                       $ 2,404,176           $   751,799
Net change in unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities in foreign currencies                               1,776,087            (1,526,304)
                                                                                               -----------           -----------
Net realized/unrealized gains (losses) on investments and
   foreign currencies                                                                            4,180,263              (774,505)
                                                                                               -----------           -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $ 4,139,568           $  (685,212)
                                                                                               ===========           ===========

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.


                                                                   NATIONWIDE 31

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                October 31, 2000


                                                                        PRESTIGE LARGE CAP                  PRESTIGE LARGE CAP
                                                                            VALUE FUND                          GROWTH FUND
                                                                                     PERIOD FROM                         PERIOD FROM
                                                                                      NOVEMBER 2,                        NOVEMBER 2,
                                                                    YEAR ENDED           1998 TO       YEAR ENDED           1998 TO
                                                                    OCTOBER 31,       OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                                          2000           1999 (a)             2000         1999 (a)
                                                                    ------------     ------------     ------------     ------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)                                        $    434,342     $     57,732     $   (169,205)    $    (33,926)
Net realized gains (losses) on investments and futures                  (715,035)        (101,097)       2,152,104          388,494
Net change in unrealized appreciation (depreciation)
   on investments and futures                                          3,368,452         (723,625)         614,277        2,484,610
                                                                    ------------     ------------     ------------     ------------
Change in net assets resulting from operations                         3,087,759         (766,990)       2,597,176        2,839,178
                                                                    ------------     ------------     ------------     ------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                                   (387,356)         (47,051)            --               --
Net realized gains from investment transactions                             --               --           (473,445)            --
In excess of net realized gains from investment
  transactions                                                          (106,016)            --               --               --
                                                                    ------------     ------------     ------------     ------------
DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:

Net investment income                                                     (3,544)          (1,352)            --               --
Net realized gains from investment transactions                             --               --            (21,460)            --
In excess of net realized gains from investment
  transactions                                                              (760)            --               --               --
                                                                    ------------     ------------     ------------     ------------
DISTRIBUTIONS TO INSTITUTIONAL SERVICE CLASS
SHAREHOLDERS FROM: (b)
Net investment income                                                    (19,424)          (8,560)            --               --
Net realized gains from investment transactions                             --               --            (77,685)            --
In excess of net realized gains from investment
  transactions                                                            (3,146)            --               --               --
                                                                    ------------     ------------     ------------     ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS                     (520,246)         (56,963)        (572,590)            --
                                                                    ------------     ------------     ------------     ------------

CAPITAL TRANSACTIONS: (c)
Proceeds from shares issued                                           27,715,985       34,485,142       38,589,006       48,565,205
Dividends reinvested                                                     520,112           56,963          572,101             --
Cost of shares redeemed                                              (24,817,641)      (6,925,096)     (26,587,929)     (12,221,068)
                                                                    ------------     ------------     ------------     ------------
Change in net assets from capital transactions                         3,418,456       27,617,009       12,573,178       36,344,137
                                                                    ------------     ------------     ------------     ------------
Change in net assets                                                   5,985,969       26,793,056       14,597,764       39,183,315
NET ASSETS:
Beginning of period                                                   26,793,056             --         39,183,315             --
                                                                    ------------     ------------     ------------     ------------
End of period                                                       $ 32,779,025     $ 26,793,056     $ 53,781,079     $ 39,183,315
                                                                    ============     ============     ============     ============
SHARE TRANSACTION: (c)
Sold                                                                   2,838,392        3,241,641        2,553,073        3,828,192
Reinvested                                                                52,674            5,617           38,839             --
Redeemed                                                              (2,496,125)        (650,676)      (1,733,785)        (941,990)
                                                                    ------------     ------------     ------------     ------------
Change in shares                                                         394,941        2,596,582          858,127        2,886,202
                                                                    ============     ============     ============     ============



                                                                                                          PRESTIGE
                                                                                                       BALANCED FUND
                                                                                                                        PERIOD FROM
                                                                                              NOVEMBER 2,                NOVEMBER 2,
                                                                                              YEAR ENDED                    1998 TO
                                                                                              OCTOBER 31,               OCTOBER 31,
                                                                                                     2000                  1999 (a)
                                                                                             ------------              ------------

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)                                                                 $    209,573              $    118,974
Net realized gains (losses) on investments and futures                                             93,780                   139,859
Net change in unrealized appreciation (depreciation)
   on investments and futures                                                                     100,818                   457,604
                                                                                             ------------              ------------
Change in net assets resulting from operations                                                    404,171                   716,437
                                                                                             ------------              ------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                                                             (74,871)                  (40,667)
Net realized gains from investment transactions                                                   (48,435)                     --
In excess of net realized gains from investment
  transactions                                                                                       --                        --
                                                                                             ------------              ------------
DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:

Net investment income                                                                             (36,891)                   (8,769)
Net realized gains from investment transactions                                                   (38,058)                     --
In excess of net realized gains from investment
  transactions                                                                                       --                        --
                                                                                             ------------              ------------
DISTRIBUTIONS TO INSTITUTIONAL SERVICE CLASS
SHAREHOLDERS FROM: (b)
Net investment income                                                                             (92,491)                  (53,407)
Net realized gains from investment transactions                                                   (57,354)                     --
In excess of net realized gains from investment
  transactions                                                                                       --                        --
                                                                                             ------------              ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS                                              (348,100)                 (102,843)
                                                                                             ------------              ------------

CAPITAL TRANSACTIONS: (c)
Proceeds from shares issued                                                                     3,740,161                 7,357,732
Dividends reinvested                                                                              348,002                   102,843
Cost of shares redeemed                                                                        (1,752,182)                 (355,443)
                                                                                             ------------              ------------
Change in net assets from capital transactions                                                  2,335,981                 7,105,132
                                                                                             ------------              ------------
Change in net assets                                                                            2,392,052                 7,718,726
NET ASSETS:
Beginning of period                                                                             7,718,726                      --
                                                                                             ------------              ------------
End of period                                                                                $ 10,110,778              $  7,718,726
                                                                                             ============              ============
SHARE TRANSACTION: (c)
Sold                                                                                              334,359                   714,777
Reinvested                                                                                         31,209                     9,526
Redeemed                                                                                         (157,139)                  (31,976)
                                                                                             ------------              ------------
Change in shares                                                                                  208,429                   692,327
                                                                                             ============              ============

(a) FIRST OFFERED TO THE PUBLIC ON NOVEMBER 2, 1998.
(b) FORMERLY KNOWN AS CLASS Y SHARES.
(c) BOTH THE CAPITAL SHARE TRANSACTIONS AND SHARE TRANSACTION SECTIONS REPRESENT COMBINED DATA FOR ALL CLASSES.

32 NATIONWIDE                       CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
--------------------------------------------------------------------------------
                  October 31, 2000

                                                                                 Prestige                          Prestige
                                                                              Small Cap Fund                International Fund
                                                                                      Period from                       Period from
                                                                                        November 2,                     November 2,
                                                                         Year Ended         1998 to      Year Ended         1998 to
                                                                        October 31,     October 31,     October 31,     October 31,
                                                                               2000        1999 (a)            2000        1999 (a)
                                                                       ------------    ------------    ------------    ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                                           $    (40,695)   $     14,711    $     89,293    $     41,221
Net realized gains on investments and foreign currency transactions       2,404,176         179,087         751,799          96,323
Net change in unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities in foreign currencies        1,776,087         400,923      (1,526,304)        603,990
                                                                       ------------    ------------    ------------    ------------
Change in net assets resulting from operations                            4,139,568         594,721        (685,212)        741,534
                                                                       ------------    ------------    ------------    ------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                                           (15)         (9,191)        (72,587)         (7,780)
Net realized gains from investment transactions                            (174,519)           --          (129,356)           --
                                                                       ------------    ------------    ------------    ------------
DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income                                                          --              --              (583)           (653)
Net realized gains from investment transactions                              (2,311)           --              (597)           --
                                                                       ------------    ------------    ------------    ------------
DISTRIBUTIONS TO INSTITUTIONAL SERVICE CLASS
SHAREHOLDERS FROM: (b)
Net investment income                                                          (368)         (5,006)         (5,620)        (10,375)
Net realized gains from investment transactions                             (17,615)           --            (6,806)           --
                                                                       ------------    ------------    ------------    ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS                        (194,828)        (14,197)       (215,549)        (18,808)
                                                                       ------------    ------------    ------------    ------------

CAPITAL TRANSACTIONS: (c)
Proceeds from shares issued                                              21,110,516      26,363,039      38,706,744      20,167,857
Dividends reinvested                                                        194,800          14,212         215,525          18,805
Cost of shares redeemed                                                 (18,193,339)     (5,153,499)    (35,221,985)     (6,319,963)
                                                                       ------------    ------------    ------------    ------------
Change in net assets from capital transactions                            3,111,977      21,223,752       3,700,284      13,866,699
                                                                       ------------    ------------    ------------    ------------
Change in net assets                                                      7,056,717      21,804,276       2,799,523      14,589,425
NET ASSETS:
Beginning of period                                                      21,804,276            --        14,589,425            --
                                                                       ------------    ------------    ------------    ------------
End of period                                                          $ 28,860,993    $ 21,804,276    $ 17,388,948    $ 14,589,425
                                                                       ============    ============    ============    ============
SHARE TRANSACTION: (c)
Sold                                                                      1,613,946       2,410,464       3,293,085       1,801,109
Reinvested                                                                   16,605           1,349          18,028           1,754
Redeemed                                                                 (1,380,672)       (462,864)     (2,981,282)       (550,772)
                                                                       ------------    ------------    ------------    ------------
Change in shares                                                            249,879       1,948,949         329,831       1,252,091
                                                                       ============    ============    ============    ============

(a) FIRST OFFERED TO THE PUBLIC ON NOVEMBER 2, 1998.
(b) FORMERLY KNOWN AS CLASS Y SHARES.
(c) BOTH THE CAPITAL SHARE TRANSACTIONS AND SHARE TRANSACTION SECTIONS REPRESENT COMBINED DATA FOR ALL CLASSES.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.



                                                                   NATIONWIDE 33

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                  SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


PRESTIGE LARGE CAP VALUE FUND                      CLASS A SHARES                           CLASS B SHARES
                                           YEAR ENDED          PERIOD FROM         YEAR ENDED           PERIOD FROM
                                          OCTOBER 31,     NOVEMBER 2, 1998        OCTOBER 31,      NOVEMBER 2, 1998
                                                 2000  TO OCTOBER 31, 1999               2000   TO OCTOBER 31, 1999
                                            ---------            ---------           --------             ---------
NET ASSET VALUE--BEGINNING OF PERIOD        $   10.32            $   10.00           $  10.24             $   10.00
                                            ---------            ---------           --------             ---------
INVESTMENT ACTIVITIES:
Net investment income                            0.15                 0.07               0.07                 (0.02)
Net realized and unrealized gain                 0.67                 0.32               0.68                  0.27
                                            ---------            ---------           --------             ---------
    Total investment activities                  0.82                 0.39               0.75                  0.25

DISTRIBUTIONS:
Net investment income                           (0.14)               (0.07)             (0.11)                (0.01)
In excess of net realized gains                 (0.04)               --                 (0.04)                --
                                            ---------            ---------           --------             ---------
    Total distributions                         (0.18)               (0.07)             (0.15)                (0.01)
                                            ---------            ---------           --------             ---------
Net increase (decrease) in net asset value       0.64                 0.32               0.60                  0.24
                                            ---------            ---------           --------             ---------
NET ASSET VALUE--END OF PERIOD              $   10.96            $   10.32           $  10.84             $   10.24
                                            =========            =========           ========             =========
    Total Return (excluding sales charges)       8.09%                3.86%(d)           7.42%                 2.50%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)          $  30,726            $  25,883           $    408             $     155
Ratio of expenses to average net assets          1.15%                1.15%(a)           1.90%                 1.90%(a)
Ratio of net investment income to
    average net assets                           1.47%                0.85%(a)           0.70%                 0.13%(a)
Ratio of expenses to average net assets*         1.77%                1.87%(a)           3.56%                 5.34%(a)
Portfolio turnover rate (b)                     88.41%              120.94%(d)          88.41%               120.94%(d)



                                                 INSTITUTIONAL SERVICE
PRESTIGE LARGE CAP VALUE FUND                      CLASS SHARES (c)
                                              YEAR ENDED         PERIOD FROM
                                             OCTOBER 31,    NOVEMBER 2, 1998
                                                   2000  TO OCTOBER 31, 1999
                                              ---------            ---------
NET ASSET VALUE--BEGINNING OF PERIOD          $   10.35            $   10.00
                                              ---------            ---------
INVESTMENT ACTIVITIES:
Net investment income                              0.16@                0.08
Net realized and unrealized gain                   0.67@                0.33
                                              ---------            ---------
    Total investment activities                    0.83                 0.41

DISTRIBUTIONS:
Net investment income                             (0.16)               (0.06)
In excess of net realized gains                   (0.04)               --
                                              ---------            ---------
    Total distributions                           (0.20)               (0.06)
                                              ---------            ---------
Net increase (decrease) in net asset value         0.63                 0.35
                                              ---------            ---------
NET ASSET VALUE--END OF PERIOD                $   10.98            $   10.35
                                              =========            =========
    Total Return (excluding sales charges)         8.20%                4.05%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)            $   1,645            $     755
Ratio of expenses to average net assets            1.00%                1.00%(a)
Ratio of net investment income to
    average net assets                             1.56%                0.77%(a)
Ratio of expenses to average net assets*           1.64%                4.21%(a)
Portfolio turnover rate (b)                       88.41%              120.94%(d)


PRESTIGE LARGE CAP GROWTH FUND                     CLASS A SHARES                           CLASS B SHARES
                                           YEAR ENDED          PERIOD FROM         YEAR ENDED          PERIOD FROM
                                          OCTOBER 31,     NOVEMBER 2, 1998        OCTOBER 31,     NOVEMBER 2, 1998
                                                 2000  TO OCTOBER 31, 1999               2000  TO OCTOBER 31, 1999
                                            ---------            ---------           --------            ---------
NET ASSET VALUE--BEGINNING OF PERIOD        $   13.58            $   10.00           $  13.50            $   10.00
                                            ---------            ---------           --------            ---------
INVESTMENT ACTIVITIES:
Net investment income                           (0.04)               (0.04)             (0.06)               (0.12)
Net realized and unrealized gain                 1.03                 3.62               0.94                 3.62
                                            ---------            ---------           --------            ---------
    Total investment activities                  0.99                 3.58               0.88                 3.50

DISTRIBUTIONS:
Net realized gains                              (0.20)               --                 (0.20)               --
                                            ---------            ---------           --------            ---------
    Total distributions                         (0.20)               --                 (0.20)               --
                                            ---------            ---------           --------            ---------
Net increase (decrease) in net asset value       0.79                 3.58               0.68                 3.50
                                            ---------            ---------           --------            ---------
NET ASSET VALUE--END OF PERIOD              $   14.37            $   13.58           $  14.18            $   13.50
                                            =========            =========           ========            =========
    Total Return (excluding sales charges)       7.26%               35.80%(d)           6.48%               35.00%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)          $  40,643            $  33,410           $  3,234            $   1,179
Ratio of expenses to average net assets          1.20%                1.20%(a)           1.95%                1.95%(a)
Ratio of net investment income to
    average net assets                          (0.33%)              (0.27%)(a)         (1.06%)               (.97%)(a)
Ratio of expenses to average net assets*         1.74%                1.69%(a)           3.33%                5.26%(a)
Portfolio turnover rate (b)                     86.68%               65.27%(d)          86.68%               65.27%(d)

                                                  INSTITUTIONAL SERVICE
PRESTIGE LARGE CAP GROWTH FUND                      CLASS SHARES (c)
                                             YEAR ENDED            PERIOD FROM
                                            OCTOBER 31,       NOVEMBER 2, 1998
                                                   2000    TO OCTOBER 31, 1999
                                              ---------              ---------
NET ASSET VALUE--BEGINNING OF PERIOD          $   13.60              $   10.00
                                              ---------              ---------
INVESTMENT ACTIVITIES:
Net investment income                             (0.03)                 (0.01)
Net realized and unrealized gain                   1.04                   3.61
                                              ---------              ---------
    Total investment activities                    1.01                   3.60

DISTRIBUTIONS:
Net realized gains                                (0.20)                 --
                                              ---------              ---------
    Total distributions                           (0.20)                 --
                                              ---------              ---------
Net increase (decrease) in net asset value         0.81                   3.60
                                              ---------              ---------
NET ASSET VALUE--END OF PERIOD                $   14.41              $   13.60
                                              =========              =========
    Total Return (excluding sales charges)         7.40%                 36.00%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)            $   9,904              $   4,594
Ratio of expenses to average net assets            1.05%                  1.05%(a)
Ratio of net investment income to
    average net assets                            (0.17%)                (0.09%)(a)
Ratio of expenses to average net assets*           1.54%                  3.46%(a)
Portfolio turnover rate (b)                       86.68%                 65.27%(d)




  * RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED AND/OR REIMBURSED.
  @ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.
(A) ANNUALIZED.
(B) PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(C) FORMERLY KNOWN AS CLASS Y.
(D) NOT ANNUALIZED.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

34 NATIONWIDE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                  SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

PRESTIGE BALANCED FUND                             CLASS A SHARES                              CLASS B SHARES
                                            YEAR ENDED          PERIOD FROM            YEAR ENDED           PERIOD FROM
                                           OCTOBER 31,     NOVEMBER 2, 1998           OCTOBER 31,      NOVEMBER 2, 1998
                                                  2000  TO OCTOBER 31, 1999                  2000   TO OCTOBER 31, 1999
                                             ---------            ---------             ---------             ---------
NET ASSET VALUE--BEGINNING OF PERIOD         $   11.13           $   10.00             $   11.20              $   10.00
                                             ---------           ---------             ---------              ---------
INVESTMENT ACTIVITIES:
Net investment income                             0.27                0.22                  0.17                   0.13
Net realized and unrealized gain                  0.26                1.12                  0.29                   1.12
                                             ---------           ---------             ---------              ---------
    Total investment activities                   0.53                1.34                  0.46                   1.25

DISTRIBUTIONS:
Net investment income                            (0.26)              (0.21)                (0.18)                 (0.05)
Net realized gains                               (0.20)               --                   (0.20)                  --
                                             ---------           ---------             ---------              ---------
    Total distributions                          (0.46)              (0.21)                (0.38)                 (0.05)
                                             ---------           ---------             ---------              ---------
Net increase (decrease) in net asset value        0.07                1.13                  0.08                   1.20
                                             ---------           ---------             ---------              ---------
NET ASSET VALUE--END OF PERIOD               $   11.20           $   11.13             $   11.28              $   11.20
                                             =========           =========             =========              =========
    Total Return (excluding sales charges)        4.86%              13.47%(d)              4.16%                 12.54%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)           $   3,566           $   2,532             $   2,408              $   2,107
Ratio of expenses to average net assets           1.10%               1.10%(a)              1.85%                  1.85%(a)
Ratio of net investment income to
    average net assets                            2.40%               2.02%(a)              1.63%                  1.25%(a)
Ratio of expenses to average net assets*          2.82%               3.44%(a)              3.53%                  4.25%(a)
Portfolio turnover rate (b)                     284.35%             205.14%(d)            284.35%                205.14%(d)

                                                     INSTITUTIONAL SERVICE
PRESTIGE BALANCED FUND                                    CLASS C SHARES
                                                YEAR ENDED           PERIOD FROM
                                                OCTOBER 31,     NOVEMBER 2, 1998
                                                      2000   TO OCTOBER 31, 1999
                                                 ---------             ---------

NET ASSET VALUE--BEGINNING OF PERIOD             $   11.13             $   10.00
                                                 ---------             ---------
INVESTMENT ACTIVITIES:
Net investment income                                 0.29                  0.22
Net realized and unrealized gain                      0.27                  1.13
                                                 ---------             ---------
    Total investment activities                       0.56                  1.35

DISTRIBUTIONS:
Net investment income                                (0.28)                (0.22)
Net realized gains                                   (0.20)                 --
                                                 ---------             ---------
    Total distributions                              (0.48)                (0.22)
                                                 ---------             ---------
Net increase (decrease) in net asset value            0.08                  1.13
                                                 ---------             ---------
NET ASSET VALUE--END OF PERIOD                   $   11.21             $   11.13
                                                 =========             =========
    Total Return (excluding sales charges)            5.09%                13.62%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)               $   4,136             $   3,080
Ratio of expenses to average net assets               0.95%                 0.95%(a)
Ratio of net investment income to
    average net assets                                2.56%                 2.17%(a)
Ratio of expenses to average net assets*              2.56%                 3.30%(a)
Portfolio turnover rate (b)                         284.35%               205.14%(d)


PRESTIGE SMALL CAP FUND                             CLASS A SHARES                              CLASS B SHARES
                                             YEAR ENDED          PERIOD FROM            YEAR ENDED           PERIOD FROM
                                            OCTOBER 31,     NOVEMBER 2, 1998           OCTOBER 31,      NOVEMBER 2, 1998
                                                   2000  TO OCTOBER 31, 1999                  2000   TO OCTOBER 31, 1999
                                           ------------  -------------------             ---------   -------------------
NET ASSET VALUE--BEGINNING OF PERIOD      $       11.19           $    10.00              $ 11.17                $ 10.00
                                             ----------           ----------              -------                -------
Investment activities:
Net investment income                             (0.02)                0.03                (0.08)                 (0.05)
Net realized and unrealized gain                   2.05                 1.19                 2.03                   1.22
                                             ----------           ----------              -------                -------
    Total investment activities                    2.03                 1.22                 1.95                   1.17

Distributions:
Net investment income                              --                  (0.03)                --                     --
Net realized gains                                (0.10)                --                  (0.10)                  --
                                             ----------           ----------              -------                -------
    Total distributions                           (0.10)               (0.03)               (0.10)                  --
                                             ----------           ----------              -------                -------
Net increase (decrease) in net asset value         1.93                 1.19                 1.85                   1.17
                                             ----------           ----------              -------                -------
NET ASSET VALUE--END OF PERIOD               $    13.12           $    11.19              $ 13.02                $ 11.17
                                             ==========           ==========              =======                =======
    Total Return (excluding sales charges)        18.25%               12.18%(d)            17.56%                 11.70%(d)
Ratios/supplemental data:
Net assets, at end of period (000)           $   23,922           $   19,830              $   748                $   215
Ratio of expenses to average net assets            1.35%                1.35%(a)             2.10%                  2.10%(a)
Ratio of net investment income to
    average net assets                            (0.16%)               0.29%(a)            (0.90%)                (0.46%)(a)
Ratio of expenses to average net assets*           2.10%                2.24%(a)             3.82%                  6.57%(a)
Portfolio turnover rate (b)                      139.27%               81.24%(d)           139.27%                 81.24%(d)



                                                INSTITUTIONAL SERVICE
PRESTIGE BALANCED FUND                               CLASS C SHARES
                                             YEAR ENDED           PERIOD FROM
                                             OCTOBER 31,     NOVEMBER 2, 1998
                                                   2000   TO OCTOBER 31, 1999

NET ASSET VALUE--BEGINNING OF PERIOD          $   11.20          $   10.00
                                              ---------          ---------
Investment activities:
Net investment income                             (0.01)              0.04
Net realized and unrealized gain                   2.06               1.19
                                              ---------          ---------
    Total investment activities                    2.05               1.23

Distributions:
Net investment income                              --                (0.03)
Net realized gains                                (0.10)              --
                                              ---------          ---------
    Total distributions                           (0.10)             (0.03)
                                              ---------          ---------
Net increase (decrease) in net asset value         1.95               1.20
                                              ---------          ---------
NET ASSET VALUE--END OF PERIOD                $   13.15          $   11.20
                                              =========          =========
    Total Return (excluding sales charges)        18.44%             12.36%(d)
Ratios/supplemental data:
Net assets, at end of period (000)            $   4,192          $   1,759
Ratio of expenses to average net assets            1.20%              1.20%(a)
Ratio of net investment income to
    average net assets                            (0.01%)             0.39%(a)
Ratio of expenses to average net assets*           1.92%              4.87%(a)
Portfolio turnover rate (b)                      139.27%             81.24%(d)



 *  RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED OR REIMBURSED.
(a) ANNUALIZED.
(b) PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(c) FORMERLY KNOWN AS CLASS Y.
(d) NOT ANNUALIZED.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.




                                                                   NATIONWIDE 35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                  SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


PRESTIGE INTERNATIONAL FUND                         CLASS A SHARES                            CLASS B SHARES
                                             YEAR ENDED           PERIOD FROM         YEAR ENDED           PERIOD FROM
                                            OCTOBER 31,      NOVEMBER 2, 1998        OCTOBER 31,      NOVEMBER 2, 1998
                                                   2000   TO OCTOBER 31, 1999               2000   TO OCTOBER 31, 1999
                                              ---------   -------------------          ---------   -------------------
NET ASSET VALUE--BEGINNING OF PERIOD         $    11.65            $    10.00            $ 11.96                $10.00
                                             ----------            ----------            -------                ------
INVESTMENT ACTIVITIES:
Net investment income (loss)                       0.05                  0.11              (0.05)                 0.07
Net realized and unrealized gain                  (0.54)                 1.62              (0.48)                 1.90
                                             ----------            ----------            -------                ------
    Total investment activities                   (0.49)                 1.73              (0.53)                 1.97

DISTRIBUTIONS:
Net investment income                             (0.06)                (0.08)             --                   (0.01)
In excess of net investment income                 --                    --                (0.04)                 --
Net realized gains                                (0.11)                 --                (0.11)                 --
                                             ----------            ----------            -------                ------
    Total distributions                           (0.17)                (0.08)             (0.15)                (0.01)
                                             ----------            ----------            -------                ------
Net increase (decrease) in net asset value        (0.66)                 1.65              (0.68)                 1.96
                                             ----------            ----------            -------                ------
NET ASSET VALUE--END OF PERIOD               $    10.99            $    11.65            $ 11.28                $11.96
                                             ==========            ==========            =======                ======
    Total Return (excluding sales charges)        (4.36%)               17.33%(d)          (4.57%)               16.58%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)           $   15,405            $   13,862            $   179                $   59
Ratio of expenses to average net assets            1.30%                 1.30%(a)           2.05%                 2.05%(a)
Ratio of net investment income to
    average net assets                             0.55%                 0.59%(a)          (0.04%)                0.62%(a)
Ratio of expenses to average net assets*           2.64%                 2.87%(a)           4.50%                 7.59%(a)
Portfolio turnover rate (b)                       69.01%                27.72%(d)          69.01%                27.72%(d)

                                                   INSTITUTIONAL SERVICE
PRESTIGE INTERNATIONAL FUND                              CLASS C SHARES
                                                YEAR ENDED          PERIOD FROM
                                                OCTOBER 31,    NOVEMBER 2, 1998
                                                      2000  TO OCTOBER 31, 1999
                                                 ---------            ---------
NET ASSET VALUE--BEGINNING OF PERIOD             $   11.67              $ 10.00
                                                 ---------              -------
INVESTMENT ACTIVITIES:
Net investment income (loss)                          0.06                 0.14
Net realized and unrealized gain                     (0.55)                1.61
                                                 ---------              -------
    Total investment activities                      (0.49)                1.75

DISTRIBUTIONS:
Net investment income                                (0.06)               (0.08)
In excess of net investment income                    --                   --
Net realized gains                                   (0.11)                --
                                                 ---------              -------
    Total distributions                              (0.17)               (0.08)
                                                 ---------              -------
Net increase (decrease) in net asset value           (0.66)                1.67
                                                 ---------              -------
NET ASSET VALUE--END OF PERIOD                   $   11.01              $ 11.67
                                                 =========              =======
    Total Return (excluding sales charges)           (4.31%)              17.57%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)               $   1,805              $   669
Ratio of expenses to average net assets               1.25%                1.25%(a)
Ratio of net investment income to
    average net assets                                0.64%                1.40%(a)
Ratio of expenses to average net assets*              2.54%                6.30%(a)
Portfolio turnover rate (b)                          69.01%               27.72%(d)

  * RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED AND/OR REIMBURSED.
(a) ANNUALIZED.
(b) PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(c) FORMERLY KNOWN AS CLASS Y.
(d) NOT ANNUALIZED

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.


36 NATIONWIDE

NOTES TO FINANCIAL STATEMENTS                                            [PHOTO]
--------------------------------------------------------------------------------
                  OCTOBER 31, 2000

1. ORGANIZATION

Nationwide Mutual Funds ("NMF" or the "Trust"), formerly known as Nationwide Investing Foundation III, is an open-end management investment company. NMF was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 31, 1997, as subsequently amended, and is registered under the Investment Company Act of 1940, as amended. The Trust offers shares in thirty-three separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the five funds listed below which comprise the Prestige Advisor Series (individually, the "Fund", and collectively, the "Funds"). The Funds in the Prestige Advisor Series commenced operations on November 2, 1998:

- Prestige Large Cap Value Fund (Large Cap Value)

- Prestige Large Cap Growth Fund (Large Cap Growth)

- Prestige Balanced Fund (Balanced)

- Prestige Small Cap Fund (Small Cap)

- Prestige International Fund (International)


The Funds currently offer Class A, Class B, and Institutional Service Class (formerly known as Class Y) shares. Class A and B shares of the Fund are available to all investors. The Class A shares are purchased with a maximum 5.75% front-end sales load. The Class B shares contain a 5.00% maximum deferred sales charge (known as a contingent deferred sales charge or CDSC) if you sell your shares within six years of purchase and contain a conversion feature to Class A shares after you have held them for seven years. Sales charges are paid to the Funds' distributor, Nationwide Advisory Services, Inc. (NAS) which either retains them or pays a selling representative. The Institutional Service Class shares have no sales charges and are available to a limited group of investors, such as insurance company separate accounts and tax-exempt employee benefit plans.

Class A and Class B shares pay distribution and/or service (12b-1) fees under a Distribution Plan of 0.25% and 1.00%, respectively. These fees are either retained by NAS or paid by NAS to brokers for distribution and shareholders services.

Class A and Institutional Service Class shares also pay administrative service fees of up to 0.25%. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the shares.





2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a) SECURITIES VALUATION

     (1) Securities traded on a national securities exchange are valued at the last quoted sale price as provided by an independent pricing agent. Securities traded in the over-the-counter (OTC) market are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price as provided by an independent pricing agent.

     (2) U.S. Government securities are valued at the last quoted bid price as provided by an independent pricing agent. All of the debt securities are valued by a combination of daily quotes and matrix evaluations as provided by an independent pricing agent.

     (3) Each Fund may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that the applicable investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

     (4) Foreign Currency Transactions. Fluctuations in the value of investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments.


                                                                   NATIONWIDE 37

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                  OCTOBER 31, 2000



          Net realized gains or losses arise from sales of foreign currencies, security transactions, and the difference between the amounts of purchases and sales of securities, income receipts and expense payments recorded on the Fund's books in the U.S. dollar equivalent of amounts actually received or paid. Net unrealized gains or losses arise from accounting records denominated in foreign currencies and then translated into U.S. dollars.

     (5) Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency exchange contracts (forward exchange contracts), which are obligations to purchase or sell a foreign currency at a specified rate on a certain date in the future. A net realized gain or loss would be incurred if the value of the contract increases or decreases between the date the contract is opened and the date it is closed. Forward exchange contracts are marked to market daily and this change in value is reflected in the Statement of Assets and Liabilities as a net receivable/payable for foreign currency contracts sold/purchased.

          At or before the closing of a forward exchange contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent that movement has occurred in forward contract prices.

          Forward exchange contracts can be used to hedge the risks associated with commitments to purchase securities denominated in foreign currencies for agreed amounts. The precise matching of forward exchange contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward exchange contract has been established. Thus, the Fund may need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward exchange contracts. The Fund could be exposed to risk if a counter party is unable to meet the terms of a forward exchange contract or if the value of the currency changes unfavorably. The projection of short-term currency market movements is difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     (6) Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

          Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available in the Prestige International Fund and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

     (7) Futures contracts and options traded on a commodities exchange or board of trade are valued the last sales price at the close of trading, or if there was no sale, the quoted bid price at the close of trading. Futures are used for purposes other than hedging.

     (8) Securities for which reliable market quotations are not available, or for which an independent pricing agent does not provide a value or provides a value that does not represent fair value in the judgement of the Fund's Investment Adviser are valued in accordance with procedures authorized by the Trust's Board of Trustees.

  (b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME

Securities transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the pro rata amortization/accretion of premium or discount.

  (c) FEDERAL INCOME TAXES

Each Fund's policy is to qualify or continue to qualify as a regulated investment company under the Internal Revenue Code, and to distribute substantially all taxable income, if any, to its shareholders. Therefore no provision has been made for federal income taxes as it is the intention of the Funds to continue such qualification. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders and will be retained by the applicable Fund. Withholding taxes have been paid or provided for in accordance with the applicable tax rates and rules.

As of the fiscal year ended October 31, 2000, the Large Cap Value Fund had a net capital loss carry forward of $590,360, If unused it will expire in 8 years. It is the intent of the Funds to use this carryforward to offset future capital gains.

  (d) DISTRIBUTIONS TO SHAREHOLDERS

     (1) Net investment income, if any, is paid quarterly and is recorded on the ex-dividend date.

     (2) Distributable net realized capital gains, if any, are declared and distributed at least annually.



38 NATIONWIDE

NOTES TO FINANCIAL STATEMENTS                                            [PHOTO]
--------------------------------------------------------------------------------
                  OCTOBER 31, 2000


     (3) Dividends and distributions to shareholders are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e. reclass of market discounts, gain/loss, pay downs, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital. These reclassifications have no effect upon the net asset value of the respective Funds. For the fiscal year ended October 31, 2000, the following reclasses were necessary:

               CAPITAL PAID   UNDISTRIBUTED    UNDISTRIBUTED
               IN EXCESS OF  NET INVESTMENT          CAPITAL
FUND              PAR VALUE          INCOME             GAIN
--------------------------------------------------------------
Large Cap Growth      $   -        $169,205       $(169,205)
Small Cap Growth        131          46,640         (46,771)
International             -         (13,626)         13,626

  (e) EXPENSES

General expenses of the Trust not directly attributable to a Fund or to any class of shares are charged to all funds based upon each fund's relative average net assets or some other appropriate basis, as approved by the Trust's Board of Trustees. Once these expenses are allocated to a Fund, they are allocated to the classes based on total shares outstanding of each class.

Direct expenses of a Fund are charged to that Fund and then allocated to the classes in the methods mentioned above.

Direct expenses of a class are charged to that class unless otherwise directed by the Trust's Board of Trustees. For example, distribution fees and administrative servicing fees are borne by the specific class of shares to which they apply.



                                                                   NATIONWIDE 39

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                  OCTOBER 31, 2000

 (f) CAPITAL SHARE TRANSACTIONS

Transactions in class level shares of the Funds were as follows:


                                                    LARGE CAP VALUE                             LARGE CAP GROWTH
                                                                   PERIOD FROM                                  PERIOD FROM
                                              YEAR ENDED      NOVEMBER 2, 1998            YEAR ENDED       NOVEMBER 2, 1998
                                             OCTOBER 31,        TO OCTOBER 31,           OCTOBER 31,         TO OCTOBER 31,
CAPITAL TRANSACTIONS:                               2000               1999(a)                  2000                 199(a)
-----------------------------------------    -----------     -----------------         -------------      -----------------
  CLASS A SHARES:
   Proceeds from shares issued              $ 22,508,527          $ 30,294,612          $ 28,691,919           $ 40,634,346
   Distributions reinvested                      493,283                47,051               473,156                   --
   Cost of shares redeemed                   (20,520,516)           (3,441,343)          (24,037,150)            (9,077,683)
                                            ------------          ------------          ------------           ------------
      Change in capital                     $  2,481,294          $ 26,900,320          $  5,127,925           $ 31,556,663
                                            ============          ============          ============           ============
  CLASS B SHARES:
   Proceeds from shares issued              $    418,274          $  1,487,920          $  2,646,612           $  2,128,414
   Distributions reinvested                        4,257                 1,352                21,263                   --
   Cost of shares redeemed                      (203,337)           (1,438,785)             (553,414)            (1,288,432)
                                            ------------          ------------          ------------           ------------
      Change in capital                     $    219,194          $     50,487          $  2,114,461           $    839,982
                                            ============          ============          ============           ============

                                                                   PERIOD FROM                                  PERIOD FROM
                                              YEAR ENDED      NOVEMBER 2, 1998            YEAR ENDED       NOVEMBER 2, 1998
                                             OCTOBER 31,        TO OCTOBER 31,           OCTOBER 31,         TO OCTOBER 31,
INSTITUTIONAL SERVICE CLASS SHARES (b):             2000               1999(a)                  2000                 199(a)
-----------------------------------------    -----------     -----------------         -------------      -----------------


   Proceeds from shares issued              $  4,789,184          $  2,702,610          $  7,250,475           $  5,802,445
   Distributions reinvested                       22,572                 8,560                77,682                   --
   Cost of shares redeemed                    (4,093,788)           (2,044,968)           (1,997,365)            (1,854,953)
                                            ------------          ------------          ------------           ------------
      Change in capital                     $    717,968          $    666,202          $  5,330,792           $  3,947,492
                                            ============          ============          ============           ============

                                                                   PERIOD FROM                                  PERIOD FROM
                                              YEAR ENDED      NOVEMBER 2, 1998            YEAR ENDED       NOVEMBER 2, 1998
                                             OCTOBER 31,        TO OCTOBER 31,           OCTOBER 31,         TO OCTOBER 31,
SHARE TRANSACTIONS:                                 2000               1999(a)                  2000                 199(a)
-----------------------------------------   ------------   -------------------         -------------      -----------------

  CLASS A SHARES:
   Issued                                      2,315,254             2,833,811             1,903,169              3,157,580
   Reinvested                                     49,967                 4,668                32,119                   --
   Redeemed                                   (2,069,626)             (330,013)           (1,567,278)              (696,705)
                                            ------------          ------------          ------------           ------------
      Change in shares                           295,595             2,508,466               368,010              2,460,875
                                            ============          ============          ============           ============
  CLASS B SHARES:
   Issued                                         42,263               148,515               175,668                187,850
   Reinvested                                        431                   135                 1,455                   --
   Redeemed                                      (20,211)             (133,468)              (36,405)              (100,488)
                                            ------------          ------------          ------------           ------------
      Change in shares                            22,483                15,182               140,718                 87,362
                                            ============          ============          ============           ============

                                                                    PERIOD FROM                                 PERIOD FROM
                                              YEAR ENDED       NOVEMBER 2, 1998           YEAR ENDED       NOVEMBER 2, 1998
                                              OCTOBER 31,        TO OCTOBER 31,          OCTOBER 31,         TO OCTOBER 31,
                                                    2000                1999(a)                 2000                 199(a)
-----------------------------------------   ------------    -------------------        -------------      -----------------
  INSTITUTIONAL SERVICE CLASS SHARES (b):
   Issued                                        480,875               259,315               474,236                482,762
   Reinvested                                      2,276                   814                 5,265                   --
   Redeemed                                     (406,288)             (187,195)             (130,102)              (144,797)
                                            ------------          ------------          ------------           ------------
      Change in shares                            76,863                72,934               349,399                337,965
                                            ============          ============          ============           ============


                                                        BALANCED
                                                                      PERIOD FROM
                                                 YEAR ENDED      NOVEMBER 2, 1998
                                                OCTOBER 31,        TO OCTOBER 31,
CAPITAL TRANSACTIONS:                                  2000               1999(a)
-----------------------------------------   ------------      -------------------
  CLASS A SHARES:
   Proceeds from shares issued                 $  1,274,974          $  2,460,604
   Distributions reinvested                         123,295                40,667
   Cost of shares redeemed                         (381,845)             (162,529)
                                               ------------          ------------
      Change in capital                        $  1,016,424          $  2,338,742
                                               ============          ============
  CLASS B SHARES:
   Proceeds from shares issued                 $    268,034          $  1,896,555
   Distributions reinvested                          74,877                 8,769
   Cost of shares redeemed                          (58,123)               (1,201)
                                               ------------          ------------
      Change in capital                        $    284,788          $  1,904,123
                                               ============          ============

                                                                      PERIOD FROM
                                                 YEAR ENDED      NOVEMBER 2, 1998
                                                OCTOBER 31,        TO OCTOBER 31,
                                                       2000               1999(a)
-----------------------------------------   ---------------   --------------------
  INSTITUTIONAL SERVICE CLASS SHARES (b):
   Proceeds from shares issued                 $  2,197,153          $  3,000,573
   Distributions reinvested                         149,830                53,407
   Cost of shares redeemed                       (1,312,214)             (191,713)
                                               ------------          ------------
      Change in capital                        $  1,034,769          $  2,862,267
                                               ============          ============

                                                                      PERIOD FROM
                                              YEAR ENDED         NOVEMBER 2, 1998
                                              OCTOBER 31,          TO OCTOBER 31,
                                                    2000                  1999(a)
-----------------------------------------   ---------------   --------------------
SHARE TRANSACTIONS:
  CLASS A SHARES:
   Issued                                           113,610               238,374
   Reinvested                                        11,072                 3,764
   Redeemed                                         (33,924)              (14,591)
                                               ------------          ------------
      Change in shares                               90,758               227,547
                                               ============          ============
  CLASS B SHARES:
   Issued                                            23,865               187,391
   Reinvested                                         6,684                   820
   Redeemed                                          (5,126)                 (106)
                                               ------------          ------------
      Change in shares                               25,423               188,105
                                               ============          ============

                                                                      PERIOD FROM
                                                 YEAR ENDED      NOVEMBER 2, 1998
                                                 OCTOBER 31,       TO OCTOBER 31,
                                                       2000               1999(a)
-----------------------------------------   ---------------   --------------------
  INSTITUTIONAL SERVICE CLASS SHARES (b):
   Issued                                           196,884               289,012
   Reinvested                                        13,453                 4,942
   Redeemed                                        (118,089)              (17,279)
                                               ------------          ------------
      Change in shares                               92,248               276,675
                                               ============          ============




(a) COMMENCED OPERATIONS ON NOVEMBER 2, 1998.
(b) FORMERLY KNOWN AS CLASS Y SHARES.




40 NATIONWIDE

NOTES TO FINANCIAL STATEMENTS                                      [PICTURE]
--------------------------------------------------------------------------------
                  OCTOBER 31, 2000



                                                       SMALL CAP                                INTERNATIONAL
                                                                PERIOD FROM                                   PERIOD FROM
                                            YEAR ENDED     NOVEMBER 2, 1998            YEAR ENDED        NOVEMBER 2, 1998
                                            OCTOBER 31,      TO OCTOBER 31,           OCTOBER 31,          TO OCTOBER 31,
CAPITAL TRANSACTIONS:                             2000             1999 (a)                  2000                1999 (a)
--------------------------------------    ------------     ----------------          ------------     -------------------
 CLASS A SHARES:
 Proceeds from shares issued              $ 15,979,604         $ 21,511,277          $ 35,564,843            $ 16,120,547
 Distributions reinvested                      174,508                9,206               201,928                   7,779
 Cost of shares redeemed                   (15,606,611)          (1,967,495)          (33,396,020)             (2,635,325)
                                          ------------         ------------          ------------            ------------
    Change in capital                     $    547,501         $ 19,552,988          $  2,370,751            $ 13,493,001
                                          ============         ============          ============            ============
CLASS B SHARES:
 Proceeds from shares issued              $    594,953         $  1,209,089          $    218,927            $  1,056,059
 Distributions reinvested                        2,311                 --                   1,177                     653
 Cost of shares redeemed                      (106,434)          (1,120,100)              (85,788)             (1,152,949)
                                          ------------         ------------          ------------            ------------
    Change in capital                     $    490,830         $     88,989          $    134,316            $    (96,237)
                                          ============         ============          ============            ============

                                                                PERIOD FROM                                   PERIOD FROM
                                            YEAR ENDED     NOVEMBER 2, 1998            YEAR ENDED        NOVEMBER 2, 1998
                                            OCTOBER 31,      TO OCTOBER 31,           OCTOBER 31,          TO OCTOBER 31,
                                                  2000             1999 (a)                  2000                1999 (a)
--------------------------------------    ------------     ----------------          ------------     -------------------
INSTITUTIONAL SERVICE CLASS SHARES (b):
 Proceeds from shares issued              $  4,535,959         $  3,642,673          $  2,922,974            $  2,991,251
 Distributions reinvested                       17,981                5,006                12,420                  10,373
 Cost of shares redeemed                    (2,480,294)          (2,065,904)           (1,740,177)             (2,531,690)
                                          ------------         ------------          ------------            ------------
    Change in capital                     $  2,073,646         $  1,581,775          $  1,195,217            $    469,934
                                          ============         ============          ============            ============

                                                                PERIOD FROM                                   PERIOD FROM
                                            YEAR ENDED     NOVEMBER 2, 1998            YEAR ENDED        NOVEMBER 2, 1998
                                            OCTOBER 31,      TO OCTOBER 31,           OCTOBER 31,          TO OCTOBER 31,
SHARE TRANSACTIONS:                               2000             1999 (a)                  2000                1999 (a)
--------------------------------------    ------------     ----------------          ------------     -------------------
CLASS A SHARES:
 Issued                                      1,225,221            1,948,238             3,021,681               1,418,382
 Reinvested                                     14,877                  860                16,892                     725
 Redeemed                                   (1,190,017)            (176,472)           (2,826,390)               (229,251)
                                          ------------         ------------          ------------            ------------
    Change in shares                            50,081            1,772,626               212,183               1,189,856
                                          ============         ============          ============            ============
CLASS B SHARES:
 Issued                                         46,073              119,232                18,047                 104,928
 Reinvested                                        197                 --                      96                      63
 Redeemed                                       (8,058)            (100,009)               (7,166)               (100,084)
                                          ------------         ------------          ------------            ------------
    Change in shares                            38,212               19,223                10,977                   4,907
                                          ============         ============          ============            ============

                                                                PERIOD FROM                                   PERIOD FROM
                                            YEAR ENDED     NOVEMBER 2, 1998            YEAR ENDED        NOVEMBER 2, 1998
                                            OCTOBER 31,      TO OCTOBER 31,           OCTOBER 31,          TO OCTOBER 31,
                                                  2000             1999 (a)                  2000                1999 (a)
--------------------------------------    ------------     ----------------          ------------     -------------------
INSTITUTIONAL SERVICE CLASS SHARES (b):
 Issued                                        342,652              342,994               253,357                 277,799
 Reinvested                                      1,531                  489                 1,040                     966
 Redeemed                                     (182,597)            (186,383)             (147,726)               (221,437)
                                          ------------         ------------          ------------            ------------
    Change in shares                           161,586              157,100               106,671                  57,328
                                          ============         ============          ============            ============


(a) COMMENCED OPERATIONS ON NOVEMBER 2, 1998.
(b) FORMERLY KNOWN AS CLASS Y SHARES.





                                                                   NATIONWIDE 41

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
             OCTOBER 31, 2000

(3) TRANSACTION WITH AFFILIATES

Under the terms of the Investment Advisory Agreement, Villanova Mutual Fund Capital Trust ("VMF") manages the investment of the assets and supervises the daily business affairs of the Funds. VMF also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadvisers. The subadvisers manage the Funds' investments and have the responsibility for making all investment decisions for the applicable Funds. Under the terms of the investment advisory agreement, each Funds pays VMF a management fee based on the Fund's average daily net assets. From such fees, pursuant to the subadvisory agreements, VMF pays fees to the applicable subadviser.

Additional information regarding investment advisory fees for VMF and the subadvisory fees is as follows for the period ended October 31, 2000:





     FUND/               TOTAL ADVISORY  ADVISORY FEES    SUB-ADVISORY                     FEE    TOTAL       FEES      PAID TO
     (SUBADVISER)                 FEES*      RETAINED*       FEES PAID                SCHEDULE     FEES   RETAINED   SUBADVISER
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                $221,990       $118,395        $103,595      Up to $100 million    0.75%      0.40%        0.35%
  (Brinson Partners, Inc.)                                                $100 million or more    0.70%      0.40%        0.30%
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth               $391,962       $195,981        $195,981      Up to $150 million    0.80%      0.40%        0.40%
  (Goldman Sachs Asset                                                    $150 million or more    0.70%      0.40%        0.30%
   Management)
--------------------------------------------------------------------------------------------------------------------------------
Balanced                       $ 69,054       $ 36,829        $ 32,225      Up to $100 million    0.75%      0.40%        0.35%
  (J.P. Morgan Investment                                                 $100 million or more    0.70%      0.40%        0.30%
   Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
Small Cap                      $247,305       $104,129        $143,176      Up to $100 million    0.95%      0.40%        0.55%
  (INVESCO Management &                                                   $100 million or more    0.80%      0.40%        0.40%
   Research, Inc.)
-------------------------------------------------------------------------------------------------------------------------------
International                  $137,111       $ 64,523        $ 72,588      Up to $200 million    0.85%      0.40%        0.45%
  (Lazard Asset Management)                                               $200 million or more    0.80%      0.40%        0.40%
-------------------------------------------------------------------------------------------------------------------------------

*Before waiver.

VMF has entered into an Expense Limitation Agreement with the Trust on behalf of the Funds. Pursuant to the Expense Limitation Agreement, VMF has agreed to waive fees or otherwise reimburse expenses (except for Rule 12b-1 and Administrative Service Fees) of each Fund in order to limit annual Fund operating expenses at or below stated expense caps. The following table illustrates the stated expense caps for each class of share for the period ended October 31, 2000:

                                                                     EXPENSE CAPS
                                    ---------------------------------------------------------------------------
           FUND                     CLASS A SHARES                CLASS B SHARES    INSTITUTIONAL SERVICE CLASS
---------------------------------------------------------------------------------------------------------------
           Large Cap Value                    1.15%                        1.90%                          1.00%
           Large Cap Growth                   1.20%                        1.95%                          1.05%
           Balanced                           1.10%                        1.85%                          0.95%
           Small Cap                          1.35%                        2.10%                          1.20%
           International                      1.30%                        2.05%                          1.25%






42 NATIONWIDE

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
           OCTOBER 31, 2000


During the period ended October 31, 2000, VMF reduced expenses for each Fund as follows:

                                                                                         TOTAL FEES/
                                                                       OTHER FEES/          EXPENSES
                                 TOTAL FUND               FEES           EXPENSES            WAIVED/           NET FUND
          FUND                     EXPENSES            WAIVED*         REIMBURSED         REIMBURSED           EXPENSES
-----------------------------------------------------------------------------------------------------------------------
Large Cap Value                    $527,226           $186,562           $   --             $186,562           $340,664
Large Cap Growth                    878,365            282,534               --              282,534            595,831
Balanced                            266,911            150,224              3,509            153,733            113,178
Small Cap                           549,881            199,813               --              199,813            350,068
International                       427,697            216,354              1,063            217,417            210,280

* Includes advisory, transfer agent and fund administration fees.

VMF may request and receive reimbursement from a Fund of the advisory fees waived or limited and other expenses reimbursed by VMF pursuant to the Expense Limitation Agreement at a later date not to exceed five fiscal years from commencement of operations if the Fund has reached a sufficient asset size to permit reimbursemet to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by VMF is not permitted. As of fiscal year ended October 31, 2000, the cumulative reimbursements were $318,427, $426,446, $305,168, $340,439, and
$377,954 for the Large Cap Value, Large Cap Growth, Balanced, Small Cap, and International Funds, respectively.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, NAS, the Funds' Distributor, is compensated by the Funds for expenses associated with the distribution of Class A and Class B shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares and 1.00% for Class B shares. For the period ended October 31, 2000, the Funds incurred distribution fees as follows:

           FUND                                   CLASS A SHARES              CLASS B SHARES
---------------------------------------------------------------------------------------------------------------
           Large Cap Value                               $70,122                    $  3,085
           Large Cap Growth                               94,012                      28,009
           Balanced                                        7,896                      23,006
           Small Cap                                      55,500                       5,242
           International                                  37,409                       1,562

Pursuant to an Underwriting Agreement, NAS serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. Such fees are deducted from and are not included in proceeds from sales of Class A shares. From such fees, NAS pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Fund. For the year ended October 31, 2000, the commissions were collected as follows:

           FUND                                   CLASS A SHARES

-------------------------------------------------------------------------------
          Large Cap Value                            $11,974
          Large Cap Growth                            76,645
          Balanced                                    11,600
          Small Cap                                   23,970
          International                                5,089




                                                                   NATIONWIDE 43

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
         OCTOBER 31, 2000


NAS also receives fees for services as principal underwriter for Class B shares of the Funds. Such fees are contingent deferred sales charges (CDSCs) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder's account to fall below the total purchase payments; the CDSC, if applicable, will be imposed on redemptions made within 6 years of the purchase. CDSCs collected for the year ended October 31, 2000, on redemptions of Class B Shares were as follows:

           FUND                                   CLASS B SHARES
-------------------------------------------------------------------------------
           Large Cap Value                            $ 7,095
           Large Cap Growth                            64,036
           Balanced                                     6,513
           Small Cap                                   13,483
           International                                4,891

Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA") receives fees from the Funds for providing various administrative and accounting services. These fees are calculated daily based on the Funds' average daily net assets and paid monthly. During the year ended October 31, 2000, the Funds incurred fund administration fees according to the following schedule:

                                            FUND ADMINISTRATION                FUND ADMINISTRATION
          FUND                                             FEE*                       FEE SCHEDULE
------------------------------------------------------------------------------------------------------------------
          Large Cap Value                               $75,000                 Up to $250 million           0.10%
          Large Cap Growth                               75,000                  Next $750 million           0.06%
          Balanced                                       75,000             On $1 billion and more           0.04%
          Small Cap                                      75,000
          International                                  75,000

* The Fund Administration fee is subject to a minimum of $75,000 per Fund per year.

VSA has entered into an agreement with BISYS Fund Services to provide subadministration services to the Funds.

Nationwide Investors Services, Inc. ("NISI"), a subsidiary of VSA, serves as Transfer and Dividend Disbursing Agent for the Funds. For these services, NISI received fees at $18 per account for Class A and Class B shares (effective October 1, 2000, per account fees were increased to $20), and 0.01% of the average daily net assets of the Institutional Service Class shares. During the year ended October 31, 2000, the Funds incurred the following transfer agent fees:

          FUND                        CLASS A SHARES        CLASS B SHARES   INSTITUTIONAL SERVICE CLASS SHARES
---------------------------------------------------------------------------------------------------------------
          Large Cap Value                   $  4,230              $  3,512                                $124
          Large Cap Growth                    22,529                27,872                                 859
          Balanced                             3,101                 2,689                                 376
          Small Cap                            6,174                 5,910                                 331
          International                        2,185                 1,957                                 101











44 NATIONWIDE

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
          OCTOBER 31, 2000



NISI has entered into an agreement with BISYS Fund Services Ohio, Inc., to provide sub-transfer agency services to the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers and financial institutions, which agree to provide administrative support services to those shareholders. These servicing organizations may include Nationwide Financial Services, Inc. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A and Institutional Service Class of shares. For the year ended October 31, 2000, the Funds incurred the following administrative services fees:

           FUND                                  CLASS A SHARES              INSTITUTIONAL SERVICE CLASS SHARES
---------------------------------------------------------------------------------------------------------------
           Large Cap Value                               $41,586                                       $  2,991
           Large Cap Growth                               52,565                                         18,757
           Balanced                                          848                                          4,331
           Small Cap                                      32,416                                          7,791
           International                                  22,231                                          2,428



Affiliate NFS received payments (which are included in the total administrative fees) as follows:

           FUND                                  CLASS A SHARES              INSTITUTIONAL SERVICE CLASS SHARES
---------------------------------------------------------------------------------------------------------------
           Large Cap Value                               $40,966                                       $  2,507
           Large Cap Growth                               51,642                                         16,318
           Balanced                                          796                                          3,650
           Small Cap                                       9,413                                          6,544
           International                                  21,895                                          2,083






                                                                   NATIONWIDE 45

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
          OCTOBER 31, 2000

4. BANK LOANS

NMF currently has an unsecured bank line of credit of $50,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. These interest costs are included in custodian fees in the Statements of Operations. No compensating balances are required under the terms of this arrangement.

The average borrowings outstanding during the year (ended October 31, 2000) as follows:

                                             AVERAGE BORROWINGS                             AVERAGE INTEREST
                                                 OUTSTANDING                                       RATE
---------------------------------------------------------------------------------------------------------
           Large Cap Value                              22,756                                      6.58%
           Large Cap Growth                             75,684                                      6.40%
           Balanced                                        397                                      7.08%
           Small Cap                                    22,594                                      6.63%
           International                                25,458                                      6.78%

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding U.S. Government and short-term securities) and purchases and sales of U.S. Government securities for the year ended October 31, 2000, are summarized as follows:

                                                   NON-U.S. GOVERNMENT                          U.S. GOVERNMENT
                                                       SECURITIES                                  SECURITIES
FUND                                      PURCHASES                  SALES              PURCHASES                  SALES
----                                   ------------                  -----              ---------                  -----
Large Cap Value                         $28,263,700            $25,035,578            $      --              $      --
Large Cap Growth                         48,988,067             40,880,625                   --                     --
Balanced                                  6,600,472              3,772,712             21,137,984             21,744,105
Small Cap                                38,979,042             35,572,562                   --                     --
International                            13,827,019             10,688,692                   --                     --

Realized gains and losses have been computed on the first-in, first-out basis unless otherwise specified by VMF or the applicable subadviser. Cost for financial reporting purposes differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $363,083, $47,452, $27,508, $102,750, and
$161,304 for Large Cap Value, Large Cap Growth, Balanced, Small Cap, and International, respectively. Cost for federal income tax purposes differs from market value by net unrealized appreciation (depreciation) of securities as follows:

                                                      GROSS                      GROSS                         NET
                                                 UNREALIZED                 UNREALIZED     UNREALIZED APPRECIATION
FUND                                           APPRECIATION              (DEPRECIATION)             (DEPRECIATION)
                                               ------------              --------------             --------------
Large Cap Value                                 $ 4,426,533                $(2,117,400)                $ 2,309,133
Large Cap Growth                                  8,156,469                 (5,280,865)                  2,875,604
Balanced                                            979,931                   (449,017)                    530,914
Small Cap                                         4,760,913                 (2,686,653)                  2,074,260
International                                       894,838                 (1,977,075)                 (1,082,237)


The Large Cap Growth, Large Cap Value, and Balanced Fund may engage in trading financial futures contracts. Each of these Funds is exposed to market risks in excess of the amounts recognized in the statement of assets and liabilities as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" such futures on a daily basis to reflect the changes in the market value of the contract at the close of each day's trading. Typically, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. Realized gains and losses have been computed on the specific identification method.

A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of any amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contracts and the price at which the futures contract was originally struck. The Fund's purpose in entering into futures contracts is to remain fully invested and reduce transaction costs.

Restricted cash represents collateral for the Funds' investments in futures trading.



46 NATIONWIDE

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
          OCTOBER 31, 2000

6. FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For corporate shareholders. 84.53% of the Large Cap Value Fund, 5.30% of the Large Cap Growth Fund, 26.29% of the Balanced Fund and 21.10% of the Small Cap Fund income dividends and short-term capital gain distributions in the fiscal year ended October 31, 2000, qualify for the dividend received deductions available to certain corporate shareholders.

During the year ended October 31, 2000, the Large Cap Growth Fund declared long-term capital distributions of $41.

7. SUBSEQUENT EVENT

At a regular quarterly meeting of the Board of Trustees on December 14 and 15, 2000, the Board the considered and approved the following transactions:

(a) Approved the change in the principal underwriter of Nationwide Mutual Funds from Nationwide Advisory Services, Inc. to Villanova Distribution Services, Inc. This change will occur as soon as practicable after all necessary regulatory approvals are received.

(b) Approved a change in the subadviser for the Prestige Large Cap Value Fund subject to shareholder approval at a special meeting of shareholders which is expected to be held in the first quarter of 2001. If the change is approved by shareholders, NorthPointe Capital LLC, an affiliate of VMF, will replace Brinson Partners, Inc. as the Fund's subadviser.

(c) Approved a Plan of Dissolution, Liquidation and Termination for the Prestige Balanced and Prestige International Funds subject to a shareholder approval at a special meeting of shareholder which is expected to be held in the first quarter of 2001. It is expected that if the Plan of Dissolution, Liquidation and Termination is approved by shareholders of a Fund, that Fund will be liquidated shortly thereafter.

(d) Approved the addition of Class C shares for each of the Funds except the Prestige Balanced and Prestige International Funds. These shares will be available for sale no earlier than March 1, 2001.



                                                                   NATIONWIDE 47

INDEPENDENT AUDITORS' REPORT


THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NATIONWIDE MUTUAL FUNDS

   We have audited the accompanying statements of assets and liabilities of Nationwide Mutual Funds - Prestige Large Cap Value Fund, Prestige Large Cap Growth Fund, Prestige Balanced Fund, Prestige Small Cap Fund and Prestige International Fund (the Funds), including the statements of investments, as of October 31, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds as of October 31, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

COLUMBUS, OHIO
DECEMBER 18, 2000







48 NATIONWIDE

[PICTURE]

                         Nationwide Value Opportunities Fund

                         Nationwide High Yield Bond Fund

                         Morley Enhanced Income Fund

NATIONWIDE Family of Funds Annual Report 2000

CONTENTS

NATIONWIDE FAMILY OF FUNDS

50   Fund Highlights
52   Nationwide Value Opportunities Fund
56   Nationwide High Yield Bond Fund
59   Morley Enhanced Income Fund
61   Statements of Assets and Liabilities
63   Statements of Operations
65   Statements of Changes in Net Assets
67   Financial Highlights
69   Notes to Financial
77   Independent Auditors' Report

NATIONWIDE(R) MUTUAL FUNDS HIGHLIGHTS
--------------------------------------------------------------------------------

VALUE OPPORTUNITIES FUND

INVESTMENT STRATEGY

   The Fund seeks long-term capital appreciation by investing primarily in small-capitalization stocks that the portfolio managers consider value companies. The Fund focuses on smaller companies with strong earnings-growth potential, which have been undervalued by the market.

PORTFOLIO MANAGERS

Mary C. Champagne, CFA and Jeffrey C. Petherick, CFA, CIC of
NorthPointe Capital, Subadviser to the Fund


TOP TEN HOLDINGS*
(Composition Subject to Change)

AS OF OCTOBER 31, 2000                 % OF NET ASSETS

Cullen/Frost Bankers, Inc.                         1.78%
Banks

Engelhard Corp.                                    1.50%
Manufacturing/Diversified

BancWest Corp.                                     1.47%
Banks

Venator Group, Inc.                                1.42%
Retail

Wisconsin Energy Corp.                             1.38%
Utilities-Electric

Apria Healthcare Group, Inc.                       1.36%
Health & Personal Care

Health Management Associates, Inc.                 1.35%
Health Care Facilities

Sungard Data Systems, Inc.                         1.27%
Financial Data Processing Services

Stewart & Stevenson Services, Inc.                 1.25%
Machinery: Construction & Handling

Flowserve Corp.                                    1.24%
Identification Control & Filter Devices



HIGH YIELD BOND FUND


INVESTMENT STRATEGY

   The Fund seeks high current income, with capital appreciation as a secondary objective. The Fund invests primarily in U.S. dollar-denominated high-yield bonds of domestic and foreign issuers that are below investment grade. Under normal market conditions, at least 65% of the Fund's portfolio will be invested in such securities.

PORTFOLIO MANAGER
Curtiss O. Barrows, ChFC


TOP TEN HOLDINGS BY ISSUER*
(Composition Subject to Change)

AS OF OCTOBER 31, 2000                  % OF NET ASSETS

Kappa Beheer                                       4.40%
Paper & Forest Products

Lyondell Chemical Co.                              4.23%
Chemicals

Global Crossing Holding Ltd.                       4.17%
Communication/Fixed

Netia Holdings                                     4.04%
Communication/Fixed

Exodus Communications                              2.98%
Communication/ISP

United Pan Europe                                  2.85%
Cable

Telecorp PCS, Inc.                                 2.82%
Communication/Mobile

American Plumbing & Mechanic                       2.66%
Services

Strater Brothers Holdings                          2.62%
Supermarket

Fox Family World Fox Kids                          2.61%
Media

*Excludes repurchase agreement, cash and cash equivalents.


50 NATIONWIDE

NATIONWIDE(R) MUTUAL FUNDS HIGHLIGHTS
--------------------------------------------------------------------------------

MORLEY ENHANCED INCOME FUND

INVESTMENT STRATEGY

   The Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in its net asset value. Under normal conditions, the Fund invests primarily in high-grade debt securities issued by the U.S. Government and its agencies, as well as by corporations. The Fund also purchases mortgage-backed and asset-backed securities.

PORTFOLIO MANAGER
Thomas Mitchell



TOP HOLDINGS BY ISSUER*
(Composition Subject to Change)

AS OF OCTOBER 31, 2000                 % OF NET ASSETS

Federal National Mortgage Association             42.61%

Federal Home Loan Bank                            16.05%

Federal Home Loan Mortgage Corporation            15.99%

Morgan Stanley Dean Witter                         4.82%

Merrill Lynch & Co., Inc.                          4.32%

Bank of America                                    4.06%

Student Loan Marketing Association                 4.01%


*Excludes repurchase agreement, cash and cash equivalents.


                                                                   NATIONWIDE 51

NATIONWIDE(R) MUTUAL FUNDS
--------------------------------------------------------------------------------

VALUE OPPORTUNITIES FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 10-month period ended October 31, 2000, the Nationwide Value Opportunities Fund returned 24.38%(a) versus -0.47% for the Russell 2000 Small Stock Index, the benchmark index. The Fund commenced operations on December 29, 1999.

   At the start of the new millennium, the equity markets reverted back to "old" standards. Market participants stopped chasing stocks simply because prices were going up. Investors came back to the notion that "valuation does matter." This shift in market sentiment was not only good for our investment style, but healthy for the market as a whole.

   In nearly every economic sector of the portfolio, good stock selection has been the main reason we have outperformed the benchmark. In particular, stocks in the consumer discretionary, finance, and health care sectors have performed well. Our technology holdings have been the weakest performers, consistent with the overall market. Given the fact that we focus on fundamental stock picking and that we limit our sector exposures, sector selection had very little impact on the portfolio.

   The Fund's ten largest holdings for the year accounted for 14% of the portfolio and were up, on average, 42% for the year. Everest Re, a reinsurance company in the financial service sector; Health Management Associates, a hospital management company in the health care sector; and Venator, a retailer in the consumer discretionary sector, were up more than 90% combined in the period and have added significantly to the portfolio's return. These positive contributions were each offset slightly by the poor performance of our technology holdings; for example, Symantec and Genesis Microchip were both down more than 30% in the year-to-date period.

   We believe the portfolio is well-positioned for what we see as a more balanced, broader market going forward. The portfolio remains diversified across all economic sectors in stocks that we believe show strong forward earnings prospects at valuations substantially below what we consider fair value.

NORTHPOINTE CAPITAL-SUBADVISER

(a) PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED. THE PERFORMANCE INCLUDES A TIME WHEN THE FUND HAD INVESTED IN RUSSELL 2000 FUTURES CONTRACTS FOR A BRIEF PERIOD OF TIME DURING THE FIRST QUARTER. THE CONTRACTS COMPRISED A SIGNIFICANT PORTION OF THE FUND'S PORTFOLOI DURING THAT TIME. THE FUND'S RELATIVELY SMALL ASSET SIZE AND THE HIGHLY FAVORABLE MARKET CONDITIONS FOR THE RUSSELL 2000 FUTURES CONTRACTS HELD DURING THIS PERIOD HAD A POSITIVE MATERIAL IMPACT ON THE FUND, AND THEREFORE PERFORMANCE.

PORTFOLIO MARKET VALUE $7,685,485
October 31, 2000

PORTFOLIO COMPOSITION
(Subject to Change)

Common Stock      Repurchase Agreement
     91.3%             8.7%

AVERAGE ANNUAL (COMPOUND) TOTAL RETURN
(For Period Ended October 31, 2000)(4)

                                                    INSTITUTIONAL
               CLASS A            CLASS B              SERVICE
YEARS          W/O SC*   W/SC(1)  W/O SC*   W/SC(2)     CLASS(3)

Life(4)        24.38%    17.23%    23.79%   18.79%      24.72%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

  * These returns do not reflect the effects of a sales charge (SC).

  (1)  A 5.75% FRONT-END SALES CHARGE WAS DEDUCTED.
  (2) A 5.00% CONTINGENT DEFERRED SALES CHARGE (CDSC) WAS DEDUCTED. THE CDSC DECLINES TO 0% AFTER 6 YEARS.
  (3)  NOT SUBJECT TO ANY SALES CHARGES.
  (4)  FUND COMMENCED OPERATIONS ON DECEMBER 29, 1999.
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FUND PERFORMANCE

                  CLASS A  CLASS B  INST SERV   RUSSELL 2000    CPI

 12/99             9,425    10,000    10,000      10,000       10,000
 2000             11,723    11,879    12,472       9,953       10,354

COMPARATIVE PERFORMANCE OF $10,000 INVESTED IN NATIONWIDE VALUE OPORTUNITIES FUND, RUSSELL 2000 SMALL STOCK INDEX (RUSSELL 2000)(b), AND THE CONSUMER PRICE INDEX (CPI)(c) OVER A 10-MONTH PERIOD ENDED 10/31/00. UNLIKE OUR FUND, THESE INDICES DO NOT REFLECT ANY FEES, EXPENSES OR SALES CHARGES.

(b) THE RUSSELL 2000 IS COMPRISED OF APPROXIMATELY 2000 COMPANIES WITH SMALL MARKET CAPITALIZATIONS RELATIVE TO THE MARKET CAPITALIZATIONS OF OTHER U.S. COMPANIES.

(c) THE CPI REPRESENTS CHANGES IN PRICES OF A BASKET OF GOODS AND SERVICES PURCHASED FOR CONSUMPTION BY URBAN HOUSEHOLDS.


52 NATIONWIDE

STATEMENT OF INVESTMENTS NATIONWIDE(R) VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------
   OCTOBER 31, 2000

SHARES            SECURITY                        VALUE
COMMON STOCK  (91.7%)

ADVERTISING AGENCIES  (1.0%)

   3,300   R. H. Donnelley Corp.*            $    74,663
                                                 -------

AEROSPACE  (2.2%)

   1,000   Alliant Techsystems, Inc.*             89,938
   1,900   Goodrich (B.F.) Co.                    77,781
                                                 -------
                                                 167,719
                                                 -------

AIR TRANSPORT  (0.8%)

   1,600   Atlas Air, Inc.*                       58,000
                                                 -------

APPLIANCES & HOUSEHOLD DURABLES  (0.6%)

   1,600   York International Corp.               43,500
                                                 -------

AUTO PARTS & EQUIPMENT  (0.7%)
   3,000   Visteon Corp.                          53,063
                                                 -------

AUTO PARTS: AFTER MARKET  (0.9%)

   2,000   Superior Industries International,
             Inc.                                 68,125
                                                 -------
AUTO TRUCKS & PARTS  (0.9%)

   1,600   Oshkosh Truck Corp.                    65,800
                                                 -------

BANKS: OUTSIDE NEW YORK CITY  (4.9%)

   5,500   BancWest Corp.                        112,406
   1,000   City National Corp.                    34,375
     800   Commerce Bancorp, Inc.                 48,450
   4,100   Cullen/Frost Bankers, Inc.            136,580
   2,100   Hudson United Bancorp                  46,988
                                                 -------
                                                 378,799
                                                 -------

BEVERAGES / SOFT DRINK  (0.6%)

   3,700   Whitman Corp.                          48,100
                                                 -------

BIOTECHNOLOGICAL RESEARCH & PRODUCTION  (2.0%)

   2,300   Edwards Lifesciences Corp.*            30,906
   3,700   Idexx Laboratories, Inc.*              88,800
     400   Invitrogen Corp.*                      30,425
                                                 -------
                                                 150,131
                                                 -------

BUILDING MATERIALS  (0.4%)

     800   Vulcan Materials Co.                   33,600
                                                 -------

BUILDING / CEMENT  (0.4%)

     400   Southdown, Inc.                        28,350
                                                 -------

CASINOS & GAMBLING  (0.5%)

   2,200   Station Casinos, Inc.*                 35,475
                                                 -------

CHEMICALS  (0.6%)

   1,300   Cytec Industries, Inc.*                45,013
                                                 -------

COMPUTER SOFTWARE & SERVICES  (1.8%)

   3,100   Ceridian Corp.*                        77,500
   1,500   Symantec Corp.*                        58,594
                                                 -------
                                                 136,094
                                                 -------


SHARES            SECURITY                    VALUE
COMMON STOCK  (CONTINUED)

CONSUMER ELECTRONICS  (0.7%)

   1,000   Electronic Arts, Inc.*            $    50,000
                                                 -------

COSMETICS  (1.2%)

   3,300   Alberto-Culver Co.                     91,575
                                                 -------

DIVERSIFIED FINANCE  (0.5%)

   1,400   Heller Financial, Inc.                 40,950
                                                 -------

DRUGS  (0.7%)

   1,600   Dura Pharmaceuticals, Inc.*            55,100
                                                 -------

DRUGS & PHARMACEUTICALS  (1.6%)

     800   Medicis Pharmaceutical Corp.*          58,900
   2,200   Mylan Laboratories, Inc.               61,600
                                                 -------
                                                 120,500
                                                 -------

EATING PLACES  (1.2%)

   2,400   Brinker International, Inc.*           94,200
                                                 -------

ELECTRONIC EQUIPMENT & COMPONENTS  (0.0%)

     100   AMETEK, Inc.                            2,175
                                                 -------

ELECTRONICS / SEMICONDUCTORS  (1.9%)

   1,700   Advanced Micro Devices, Inc.*          38,463
   1,500   Cirrus Logic, Inc.*                    64,687
   3,000   Genesis Microchip Inc.*                42,750
                                                 -------
                                                 145,900
                                                 -------

ELECTRONICS / TECHNOLOGY  (1.8%)

   1,400   Litton Industries, Inc.*               72,713
   3,800   Sensormatic Electronics Corp*          68,400
                                                 -------
                                                 141,113
                                                 -------


ENGINEERING & CONTRACTING SERVICES  (0.8%)

   1,400   Jacobs Engineering Group, Inc.*        57,925
                                                 -------

FINANCE COMPANIES  (0.9%)

   3,000   American Capital Strategies            66,188
                                                 -------

FINANCE / SMALL LOAN  (1.1%)

   3,000   Americredit Corp.*                     80,625
                                                 -------

FINANCIAL / MISCELLANEOUS  (1.9%)

   2,300   Metris Cos., Inc.                      74,463
   1,000   Radian Group, Inc.                     70,875
                                                 -------
                                                 145,338
                                                 -------

FINANCIAL DATA PROCESSING SERVICES  (1.5%)

   1,300   Nova Corp.*                            20,394
   1,900   Sungard Data Systems*                  97,137
                                                 -------
                                                 117,531
                                                 -------



                                   CONTINUED


                                                                   NATIONWIDE 53

STATEMENT OF INVESTMENTS NATIONWIDE(R) VALUE OPPORTUNITIES FUND CONTINUED
--------------------------------------------------------------------------------
   OCTOBER 31, 2000

SHARES            SECURITY                    VALUE
COMMON STOCK  (CONTINUED)

FINANCIAL INFORMATION SERVICES  (0.3%)

   1,500   Multex.Com, Inc.*                  $   19,406

FOODS (2.3%)

   4,800   Hormel Foods Corp.                     80,700
   2,100   Interstate Bakeries Corp.              29,400
   3,300   Universal Foods Corp.*                 65,175
                                                 -------
                                                 175,275
                                                 -------

HEALTH & PERSONAL CARE  (1.4%)

   5,200   Apria Healthcare Group, Inc.*         104,000
                                                 -------

HEALTH CARE FACILITIES (2.2%)

   5,200   Health Management Associates, Inc.    103,025
   2,100   Pharmaceutical Product Development,
           Inc.*                                  65,756
                                                 -------
                                                 168,781
                                                 -------

HOME BUILDING  (1.0%)

   1,300   Centex Corp.                           48,100
     800   Pulte Corp.                            26,650
                                                 -------
                                                  74,750
                                                 -------

HOTELS / MOTELS  (0.6%)

   5,000   Hilton Hotels Corp.                    47,500
                                                 -------

HOUSEHOLD FURNISHING & APPLIANCES  (0.3%)

   1,000   Springs Industries, Inc.               23,563
                                                 -------

IDENTIFICATION CONTROL & FILTER DEVICES  (1.6%)

   1,000   CUNO, Inc.*                            25,375
   4,700   Flowserve Corp.                        94,588
                                                 -------
                                                 119,963
                                                 -------

INSURANCE / LIFE  (0.9%)

   2,700   Amerus Group Co.                       71,213
                                                 -------

Insurance / Multi-Line  (2.0%)

   2,500   Old Republic International Corp.       65,000
   2,200   Stancorp Financial Group               89,650
                                                 -------
                                                 154,650
                                                 -------

INSURANCE & PROPERTY & CASUALTY  (1.1%)

   1,500   Everest Re Group Ltd.                  87,938
                                                 -------

INVESTMENT MANAGEMENT COMPANIES  (0.9%)

   1,200   Affiliated Managers Group, Inc.*       72,150
                                                 -------

MACHINERY / CONSTRUCTION & HANDLING  (1.3%)

   4,000   Stewart & Stevenson Services, Inc.     96,000
                                                 -------


MACHINERY / OIL WELL EQUIP & SERV  (2.5%)

   5,300   Key Energy Group, Inc.*                47,700
   1,600   Nabors Industries, Inc.*               81,439
   2,200   National-Oilwell, Inc.*                64,350
                                                 -------
                                                 193,489
                                                 -------

SHARES            SECURITY                    VALUE
COMMON STOCK  (CONTINUED)

MANUFACTURING / DIVERSIFIED  (2.5%)

   5,500   Engelhard Corp.                   $   114,812
   4,500   Olin Corp.                             79,875
                                                 -------
                                                 194,687
                                                 -------

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES  (2.3%)

   1,500   Cooper Co., Inc.                       53,625
   4,900   Owens & Minor, Inc.                    74,112
     900   PolyMedica, Corp.*                     51,750
                                                 -------
                                                 179,487
                                                 -------

METAL FABRICATION  (0.6%)

   3,000   Maverick Tube Corp.*                   46,688
                                                 -------

MULTI-SECTOR COMPANIES  (0.8%)

   1,800   ITT Industries, Inc.                   58,613
                                                 -------

NETWORKING PRODUCTS  (0.7%)

   6,500   Accord Networkd Ltd.*                  56,063
                                                 -------

OFFSHORE DRILLING  (0.4%)

     800   Santa Fe International Corp.           29,200
                                                 -------

OIL & GAS  (0.7%)

   1,400   Newfield Exploration Co.*              52,850
                                                 -------

OIL / CRUDE PRODUCERS  (0.7%)

   1,500   Noble Affiliates, Inc.*                55,031
                                                 -------

PAPER  (0.7%)

   1,000   Bowater, Inc.                          54,125
                                                 -------

PRODUCTION TECHNOLOGY EQUIPMENT  (0.5%)

   2,000   Lam Research Corp.*                    38,750
                                                 -------

PUBLISHING / MISCELLANEOUS  (0.9%)

   3,100   Donnelley (R.R.) & Sons Co.            66,650
                                                 -------

REAL ESTATE  (0.7%)

   4,100   Jones Lang Lasalle, Inc.*              52,275
                                                 -------

REAL ESTATE INVESTMENT TRUSTS  (5.8%)

   1,400   Camden Property Trust                  40,075
   6,600   Host Marriott Corp.                    70,125
   2,100   Liberty Property Trust, Inc.           55,519
   3,100   MACK-CALI Realty Corp.                 84,088
   3,200   Pacific Gulf Properties-Pag Inc.       84,999
   3,400   Prentiss Properties Trust              86,274
   1,400   Simon Property Group, Inc.             31,238
                                                 -------
                                                 452,318
                                                 -------

RENTAL & LEASING SERVICES: COMMERCIAL  (1.2%)

   4,300   United Rentals, Inc.*                  92,450
                                                 -------



                                   CONTINUED

54 NATIONWIDE

STATEMENT OF INVESTMENTS NATIONWIDE(R) VALUE OPPORTUNITIES FUND CONTINUED
--------------------------------------------------------------------------------
   OCTOBER 31, 2000

SHARES            SECURITY                    VALUE
COMMON STOCK  (CONTINUED)

RETAIL  (4.2%)

   4,900   Charming Shoppes*                 $    30,013
   4,200   Family Dollar Stores, Inc.             81,638
   2,400   Footstar, Inc.*                        86,099
     400   Harcourt General, Inc.                 22,420
   7,700   Venator Group, Inc.*                  108,762
                                                 -------
                                                 328,932
                                                 -------

SAVINGS & LOAN  (2.7%)

   2,200   Dime Bancorp, Inc.                     53,763
   2,900   Golden State Bancorp, Inc.*            75,762
   2,500   GreenPoint Financial Corp.             74,374
                                                 -------
                                                 203,899
                                                 -------

SECURITIES BROKERAGE & SERVICES  (1.4%)

   1,100   Knight Trading Group, Inc.*            32,931
   1,400   Legg Mason, Inc.                       72,713
                                                 -------
                                                 105,644
                                                 -------

SHOES  (1.2%)

   4,200   Reebok International Ltd.*             90,563
                                                 -------

STEEL  (1.5%)

   2,500   Carpenter Technology Corp.             77,500
   1,800   Harsco Corp.                           36,338
                                                 -------
                                                 113,838
                                                 -------

TEXTILES / APPAREL MANUFACTURING  (1.3%)

   2,600   Russell Corp.                          41,600
   2,000   V.F. Corp.                             54,625
                                                 -------
                                                  96,225
                                                 -------

TRANSPORTATION  (1.6%)

   2,000   Kirby Corp.*                           36,875
   1,900   Tidewater, Inc.                        87,756
                                                 -------
                                                 124,631
                                                 -------

UTILITIES / ELECTRIC  (3.6%)

   1,600   Idacorp, Inc.                          78,900
   3,500   Scana Corp.                            92,750
   5,600   Wisconsin Energy Corp.                105,349
                                                 -------
                                                 276,999
                                                 -------

UTILITIES / GAS DISTRIBUTORS  (2.4%)

   1,400   New Jersey Resources Corp.             55,912
   3,000   Questar Corp.                          81,187
   1,800   Washington Gas Light Co.               45,900
                                                 -------
                                                 182,999
                                                 -------

UTILITIES / TELECOMMUNICATIONS  (0.3%)

     900   Intermedia Communications, Inc.*       19,913
                                                 -------

UTILITIES / WATER  (0.5%)

   1,200   American States Water Co.              37,425
                                                 -------

TOTAL COMMON STOCK (cost $6,443,725)           7,014,485
                                               ---------

PRINCIPAL         SECURITY                       VALUE
REPURCHASE AGREEMENT (8.8%)


$671,000      Fifth Third Bank 6.35%, 10/31/00,
              Matures 11/01/00 Collateralized
              by 683,750 FNMA Pool #535006,
              7.00%, 11/01/14, Market Value
              $684,420                       $   671,000
                                                 -------
TOTAL REPURCHASE AGREEMENT (cost $671,000)       671,000
                                                 -------
TOTAL INVESTMENTS (cost $7,114,725)          $ 7,685,485
                                               =========

THE ABBREVIATION IN THE ABOVE STATEMENT STANDS FOR THE FOLLOWING:
    FNMA   FEDERAL NATIONAL MORTGAGE ASSOCIATION

* DENOTES AN INCOME PRODUCING SECURITY.

COST FOR FEDERAL INCOME TAX PURPOSES: $7,120,096

PORTFOLIO HOLDING PERCENTAGES BASED ON NET ASSETS OF $7,652,649.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.



                                                                   NATIONWIDE 55

NATIONWIDE(R) MUTUAL FUNDS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the 10-month period ending October 31, 2000, the Nationwide High Yield Bond Fund returned -12.48%(a) versus -3.27% for the CS First Boston Global High Yield Bond Index, the benchmark index. The Fund commenced operations on December 29, 1999.
   The Fund's portfolio suffered primarily because of three factors: the Fund's start-up transaction costs; sector underperformance; and rising default rates.
   First, as issues are priced on the bid side, asset values are reduced by this amount on an NAV basis. Startup transaction costs, which are between 1 and 1 1/2 points per transaction in the high yield market, had a particularly significant impact in the first quarter when the Fund was initially funded.
   Second, the portfolio maintained a high concentration in the communications sector, which turned in weak total return performance versus the overall market. Although the Fund's individual holdings within the communications sector were concentrated in larger issuers with adequate funding, other individual bankruptcies and funding issues within the group contributed to the sector's weak tone.
   Lastly, the Fund was modestly underweighted in higher quality BB issuers versus the benchmark. As default rates rose, higher quality issues benefited from a flight to quality and posted stronger returns than did the lower quality B rated issues in which the Fund was overweighted versus the benchmark.
   The Fund's largest credit exposures in the communications sector included Global Crossings, Netia Holdings B.V. and Telecorp PCS-large, adequately funded companies whose returns were negatively impacted by overall weakness in the group. The Fund's largest sector overweight position in Internet Service Providers (ISP) included Exodus Communications, PSINet and Rhythms Netconnections, which all contributed to the Fund's underperformance during the period. Rhythms Netconnections missed quarterly estimates and PSINet reported disastrous quarterly results leading to poor individual performance for both issuers. On the positive side, large holdings in Kappa Beheer B.V., Lyondell Chemical, and American Plumbing and Manufacturing provided strong returns as these companies exceeded growth estimates and financial expectations.
   Looking forward, we believe the high yield market represents attractive value at current spread levels. We expect economic activity to moderate without any meaningful increase in the overall level of inflation or interest rates. We have reduced our communications exposure but will continue to invest in larger companies with ample liquidity and adequate funding to build out. We intend to maintain our strategy and focus on selecting issuers with above-average credit fundamentals within the high yield universe.

LEAD PORTFOLIO MANAGER: CURTISS BARROWS, CHFC

(a) PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $90,180,023
OCTOBER 31, 2000

                                    [PIE CHART]

PORTFOLIO COMPOSITION
(Subject to Change)

Warrants 0.2%

Preferred Stock 0.2%

Repurchase Agreement 5.6%

Bonds 94.0%

AVERAGE ANNUAL (COMPOUND) TOTAL RETURN
(For Period Ended October 31, 2000)

                                                    INSTITUTIONAL
            CLASS A             CLASS B             SERVICE
  YEARS     w/o SC*  w/SC(1)    w/o SC*   W/SC(2)   CLASS(3)
================================================================================
  Life(4)  -12.48%   -16.41%    -13.02%   -17.00%   -11.80%
--------------------------------------------------------------------------------

ALL FIGURES SHOWING THE EFFECT OF A SALES CHARGE REFLECT THE MAXIMUM CHARGE POSSIBLE, BECAUSE IT HAS THE MOST DRAMATIC EFFECT ON PERFORMANCE DATA.
     *    THESE RETURNS DO NOT REFLECT THE EFFECTS OF A SALES CHARGE (SC).
    (1)   A 4.50% FRONT-END SALES CHARGE WAS DEDUCTED.
    (2) A 5.00% CONTINGENT DEFERRED SALES CHARGE (CDSC) WAS DEDUCTED. THE CDSC DECLINES TO 0% AFTER 6 YEARS.
    (3)   NOT SUBJECT TO ANY SALES CHARGES.
    (4)   FUND COMMENCED OPERATIONS ON DECEMBER 29, 1999.
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


FUND PERFORMANCE
                                     CS FIRST BOSTON
        CLASS A  CLASS B  INST SERV  GLOBAL HIGH YIELD   CPI
 12/99   9550     10000      10000        10000         10000
 2000    8359      8300       8820         9673         10354



COMPARATIVE PERFORMANCE OF $10,000 INVESTED IN NATIONWIDE HIGH YIELD BOND FUND, CS FIRST BOSTON GLOBAL HIGH YIELD BOND INDEX(b), AND THE CONSUMER PRICE INDEX
(CPI)(c) OVER A 10-MONTH PERIOD ENDED 10/31/00. UNLIKE OUR FUND, THESE INDICES DO NOT REFLECT ANY FEES, EXPENSES OR SALES CHARGES.
(b) THE CS FIRST BOSTON GLOBAL HIGH YIELD BOND INDEX IS A U.S. DOLLAR-DENOMINATED INDEX THAT IS COMPRISED OF HIGH YIELD PUBLIC DEBT.
(c) THE CPI REPRESENTS CHANGES IN PRICES OF A BASKET OF GOODS AND SERVICES PURCHASED FOR CONSUMPTION BY URBAN HOUSEHOLDS.

56 NATIONWIDE

STATEMENT OF INVESTMENTS NATIONWIDE(R) HIGH YIELD BOND FUND
----------------------------------------------------------------
        OCTOBER 31, 2000

PRINCIPAL         SECURITY                              VALUE
CORPORATE BONDS (62.3%)
----------------------------------------------------------------
CABLE  (1.7%)

$2,000,000  Adelphia Communications, Inc., 7.88%,
               05/01/09                              $1,570,000
                                                      ---------
----------------------------------------------------------------
CHEMICALS (4.2%)

 4,000,000  Lyondell Chemical Co., 9.63%, 05/01/07    3,880,000
                                                      ---------
----------------------------------------------------------------
COMMUNICATION / FIXED (9.1%)

 4,000,000  Global Crossing Holding Ltd., 9.50%,
               11/15/09                               3,820,000
 2,000,000  Maxcom Telecommunications, 13.75%,
               04/01/07*,**                             900,000
 2,000,000  Mcleod USA, Inc., 8.13%, 02/15/09         1,735,000
 2,000,000  Viatel, Inc., 11.25%, 04/15/08            1,000,000
 1,000,000  Williams Communication Group, Inc.,
               11.88%, 8/1/10*                          887,500
                                                      ---------
                                                      8,342,500
                                                      ---------
----------------------------------------------------------------
COMMUNICATION / ISP (10.2%)

 2,000,000  Exodus Communications,
               10.75%, 12/15/09*                      1,810,000
 1,000,000  Exodus Communications, Inc.,
               11.63%, 07/15/10*                        925,000
 3,000,000  Metricom, Inc., 13.00%, 02/15/10*         1,800,000
 2,500,000  PSINet, Inc., 10.00%, 02/15/05            1,193,750
 1,000,000  PSINet, Inc., 10.50%, 12/01/06              477,500
 1,500,000  Rhythms Netconnections,
               12.75%, 04/15/09                         697,500
 2,500,000  Rhythms Netconnections,
               14.00%, 02/15/10                       1,200,000
 3,000,000  Wam!Net, Inc., 18.88%, 03/01/05**         1,350,000
                                                      ---------
                                                      9,453,750
                                                      ---------
----------------------------------------------------------------
COMMUNICATION / MOBILE (7.5%)

 2,000,000  Airgate Pcs, Inc., 12.76%, 10/01/09**     1,145,000
 1,000,000  Crown Castle International Corp.,
               10.75%, 08/01/11*                      1,025,000
 1,000,000  Nextlink Communications, Inc.,
               10.75%, 06/01/09                         877,500
 4,000,000  Telecorp PCS, Inc., 11.32%, 04/15/09**    2,580,000
 2,500,000  U.S. Unwired, Inc., 12.22%, 11/01/09**    1,218,750
                                                      ---------
                                                      6,846,250
                                                      ---------
----------------------------------------------------------------
CONTAINERS (1.6%)

 1,500,000  U.S. Can Corp., 12.38%, 10/01/10*         1,473,750
                                                      ---------
----------------------------------------------------------------
ENERGY (3.4%)

 1,000,000  CMS Energy, 9.88%, 10/15/07               1,009,215
 2,000,000  Eott Energy Partners, 11.00%, 10/01/09    2,100,000
                                                      ---------
                                                      3,109,215
                                                      ---------

----------------------------------------------------------------
GAMING (2.2%)

 1,000,000  Anchor Gaming, 9.88%, 10/15/08*           1,011,250
 1,000,000  Autotote Corp., 12.50%, 08/15/10*           985,000
                                                      ---------
                                                      1,996,250
                                                      ---------


PRINCIPAL         SECURITY                              VALUE
CORPORATE BONDS  (CONTINUED)
----------------------------------------------------------------
HEALTH CARE (2.0%)

$2,000,000 Insight Health Services, 9.63%,           $1,800,000
               06/15/08                               ---------
----------------------------------------------------------------
INDUSTRIALS (1.9%)

 2,500,000  Browning-Ferris, 7.40%, 09/15/35          1,721,373
                                                      ---------
----------------------------------------------------------------
MEDIA (2.6%)

 1,000,000  Fox Family World Fox Kids, 9.25%,
               11/01/07**                               947,500
 2,000,000  Fox Family Worldwide, Inc., 12.46%,
               11/01/07**                             1,440,000
                                                      ---------
                                                      2,387,500
                                                      ---------
----------------------------------------------------------------
METALS & MINING (2.7%)

   680,000  Grupo Mexico SA, 8.50%, 05/01/25            494,946
 2,000,000  P&L Coal Holdings, 8.88%, 05/15/08        1,980,000
                                                      ---------
                                                      2,474,946
                                                      ---------
----------------------------------------------------------------
SERVICES (4.4%)

 2,500,000  American Plumbing & Mechanic,
               11.63%, 10/15/08                       2,437,500
 2,000,000  United Rentals, Inc., 9.25%, 01/15/09     1,640,000
                                                      ---------
                                                      4,077,500
                                                      ---------
----------------------------------------------------------------
SUPERMARKET (2.6%)

 3,000,000  Stater Brothers Holdings, 10.75%,
               08/15/06                               2,400,000
                                                      ---------
----------------------------------------------------------------
TRANSPORTATION (1.8%)

 2,000,000  Vectura Group Inc., 10.25%,
               06/30/08                               1,620,000
                                                      ---------
----------------------------------------------------------------
UTILITIES (4.4%)

 2,000,000  Calpine Corp., 7.88%, 04/01/08            1,902,648
 2,000,000  Orion Power Holdings, 12.00%, 05/01/10*   2,120,000
                                                      ---------
                                                      4,022,648
                                                      ---------

TOTAL CORPORATE BONDS (cost $67,386,133)             57,175,682
                                                     ----------

FOREIGN BOND (29.6%)
----------------------------------------------------------------
CABLE (4.5%)

 3,500,000  Telewest Communications,
               11.30%, 02/01/10**                     1,522,500
 1,000,000  United Pan Europe,
               11.25%, 02/01/10**                       760,000
 5,000,000  United Pan Europe,
               13.48%, 02/01/10**                     1,850,000
                                                      ---------
                                                      4,132,500
                                                      ---------

COMMUNICATION / FIXED (7.5%)

 2,000,000  Jazztel PLC, 14.00%, 04/01/09             1,460,000
 5,000,000  Netia Holdings, 10.25%, 11/01/07          3,700,000
 2,000,000  TELE1 Europe, 13.00%, 05/15/09            1,680,000
                                                      ---------
                                                      6,840,000
                                                      ---------


                                    CONTINUED                      NATIONWIDE 57

STATEMENT OF INVESTMENTS NATIONWIDE(R) HIGH YIELD BOND FUND CONTINUED
---------------------------------------------------------------------
        OCTOBER 31, 2000


PRINCIPAL         SECURITY                             VALUE
FOREIGN BOND (CONTINUED)
----------------------------------------------------------------
COMMUNICATION / MOBILE  (7.4%)

$3,000,000  CTI Holdings SA, 12.58%, 04/15/08**      $1,290,000
 2,000,000  Grupo Iusacell SA, 14.25%, 12/01/06       2,015,000
 3,000,000  Occidente Y Caribe Celullar SA,
               24.73%, 03/15/04 **                    2,100,000
 2,000,000  PTC International Finance, 13.23%,
               07/01/07, Poland, (PLZ)**              1,340,000
                                                      ---------
                                                      6,745,000
                                                      ---------
----------------------------------------------------------------
ENERGY (1.1%)

 1,000,000  AES Drax Energy Ltd., 11.50%, 08/30/10*   1,050,000
                                                      ---------
----------------------------------------------------------------
METALS & MINING (2.6%)

 3,000,000  Hylsa Sa de CV, 9.25%, 09/15/07           2,341,716
                                                      ---------
----------------------------------------------------------------
PAPER & FOREST PRODUCTS (4.4%)

 4,000,000  Kappa Beheer, 10.63%, 07/15/09            4,030,000
                                                      ---------
----------------------------------------------------------------
TRANSPORTATION (2.1%)

 2,500,000  Cenargo International, 9.75%, 06/15/08    1,950,000
                                                      ---------
----------------------------------------------------------------
TOTAL FOREIGN BONDS (cost $32,154,235)               27,089,216
                                                     ----------

CONVERTIBLE BONDS (0.6%)
----------------------------------------------------------------
TECHNOLOGY (0.6%):

 1,000,000  Orckit Communications, 5.75%, 04/01/05*     531,250
                                                      ---------

TOTAL CONVERTIBLE BONDS (cost $1,000,000)               531,250
                                                      ---------


SHARES                SECURITY                          VALUE
PREFERRED STOCK (0.2%)
----------------------------------------------------------------
COMMUNICATION / ISP  (0.2%)

    10,000  Rhythms Netconnections* (cost $937,500)     156,250
                                                      ---------



WARRANT (0.2%)
----------------------------------------------------------------
COMMUNICATION / FIXED (0.0%)
     2,000  Maxcom Telecommunications*                        0
                                                      ---------
----------------------------------------------------------------
COMMUNICATION / ISP (0.2%)

     4,000  Metricom, Inc.                               41,000
     9,000  Wam!Net, Inc.*                              104,625
                                                      ---------
TOTAL WARRANT (cost $97,500)                            145,625
                                                      ---------


PRINCIPAL                SECURITY                       VALUE
REPURCHASE AGREEMENT  (5.5%)
----------------------------------------------------------------

$5,082,000  Fifth Third Bank 6.35%, 10/31/00,
            Matures 11/01/00, Collateralized by
            $5,155,926 FNMB Pool #535117, 7.50%,
            01/01/03, Market Value $5,183,640       $ 5,082,000
                                                   ------------
TOTAL REPURCHASE AGREEMENT (cost $5,082,000)          5,082,000
                                                   ------------
TOTAL INVESTMENTS (cost $106,657,368)              $ 90,180,023
                                                   ============
----------------------------------------------------------------
The abbreviations in the above statement stand for the following:
      CV   Inc./Corp
    FNMB   Federal National Mortgage Bank
     ISP   Internet Service Provider
     PLC   Public Limited Company
      SA   Societe Anonyme (French Corporation)

 * RESTRICTED SECURITIES ISSUED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933. THESE SECURITIES WERE DEEMED LIQUID PURSUANT TO PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

** STEP BONDS

COST FOR FEDERAL INCOME TAX PURPOSES: $106,657,368.

SECURITIES DENOMINATED IN FOREIGN CURRENCIES ARE SHOWN AT THE U.S. DOLLAR COST AND VALUE.

PORTFOLIO HOLDING PERCENTAGES BASED ON NET ASSETS OF $91,631,062.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.



58 NATIONWIDE

NATIONWIDE(R) MUTUAL FUNDS                                       [PICTURE]
--------------------------------------------------------------------------------

MORLEY ENHANCED INCOME FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

   For the 10-month period ended October 31, 2000, the Morley Enhanced Income Fund returned 3.86%(a) versus 5.40% for the Lipper Ultra-Short Fund Index, the benchmark index. The Fund commenced operations on December 29, 1999.
   The Fund's net assets remained relatively stable throughout the period, ending at $12.48 million. The Fund initially purchased, and then retained, investments in seasoned U.S. Government Agency-issued mortgage-backed securities, which offer stable duration and cash flow characteristics. The Fund also purchased high-grade Corporate notes at attractive spreads and an adjustable rate note issued by a U.S. Government Agency. The Agency note has a particularly attractive minimum rate, or "floor," which will serve the Fund well if short-term interest rates decline in response to new economic data.
   During the period, interest rates generally rose (and bond prices fell) through May, before reversing course as data suggested a possible slowing of economic activity and the prospect of an end to the current interest rate cycle.
   The Fund is positioned around the two-year sector of the yield curve (the duration of securities holdings was 1.97 years at period-end) to capitalize on relatively high yields, while retaining its hedge position to provide relative stability of net asset value per share. The Fund's hedging activities were successful in limiting per share price volatility. Per share price has averaged $9.90 over the past six months, within a range of $9.89 to $9.92. Because the Fund hedges to limit per share price volatility, the Fund's share price has neither increased during market rallies nor decreased in market sell-offs, such as we saw in March and May. The Fund's yield experience remains strong, with 7-day and 30-day SEC yields on Institutional Service Class shares at 6.23% and 6.16%, respectively, at period-end.
   Looking forward, we don't anticipate any material near-term change in investment style or strategy. The Fund's investments are concentrated in Federal Agency debt, which combines top-notch credit quality with steady cash flows and stable duration. The price of these assets should improve relative to U.S. Treasury securities if the interest rate environment remains benign.

PORTFOLIO MANAGER: TOM MITCHELL

(a) PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $12,427,722
OCTOBER 31, 2000


                                  [PIE CHART]
PORTFOLIO COMPOSITION
(Subject to Change)

Repurchase Agreement 7.8%

Corporate Bonds 13.2%

U.S. Government Obligations 79.0%



AVERAGE ANNUAL (COMPOUND) TOTAL RETURN
(For Period Ended October 31, 2000)

                                INSTITUTIONAL
           CLASS A              SERVICE           INSTITUTIONAL
YEARS      w/o SC*   w/SC(1)    CLASS(2)          CLASS(2)
================================================================================
Life(3)    3.86%    -0.80%     4.02%            4.16%
--------------------------------------------------------------------------------

ALL FIGURES SHOWING THE EFFECTS OF A SALES CHARGE REFLECT THE MAXIMUM CHARGE POSSIBLE, BECAUSE IT HAS THE MOST DRAMATIC EFFECT ON PERFORMANCE DATA.
   *   THESE RETURNS DO NOT REFLECT THE EFFECTS OF A SALES CHARGE (SC).
   (1) A 4.50% FRONT-END SALES CHARGE WAS DEDUCTED.
   (2) NOT SUBJECT TO ANY SALES CHARGES.
   (3) FUND COMMENCED OPERATIONS ON DECEMBER 29, 1999.
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


                                    [GRAPH]

FUND PERFORMANCE

                                                          LIPPER ULTRA
        CLASS A  INSTITUTIONAL SERVICE   INSTITUTIONAL  SHORT FUND INDEX    CPI
 12/99   9550         10,000                 10,000            10,000     10,000
 2000    9920         10,402                 10,416            10,540     10,354

COMPARATIVE PERFORMANCE OF $10,000 INVESTED IN MORLEY ENHANCED INCOME FUND, LIPPER ULTRA SHORT FUND INDEX(b), AND THE CONSUMER PRICE INDEX (CPI)(c) OVER A 10-MONTH PERIOD ENDED 10/31/00. UNLIKE OUR FUND, THESE INDICES DO NOT REFLECT ANY FEES, EXPENSES, OR SALES CHARGES.
(b) THE LIPPER ULTRA SHORT FUND INDEX CONSISTS OF FUNDS WITH AT LEAST 65% OF THEIR ASSETS IN INVESTMENT GRADE DEBT INSTRUMENTS AND MAINTAINS A PORTFOLIO WITH AVERAGE MATURITY BETWEEN 91 DAYS AND 365 DAYS.
(c) THE CPI REPRESENTS CHANGES IN PRICES OF A BASKET OF GOODS AND SERVICES PURCHASED FOR CONSUMPTION BY URBAN HOUSEHOLDS.


                                                                   NATIONWIDE 59

STATEMENT OF INVESTMENTS MORLEY ENHANCED INCOME FUND
-----------------------------------------------------------
        OCTOBER 31, 2000

PRINCIPAL            SECURITY                     VALUE
U.S. GOVERNMENT SPONSORED AND AGENCY
OBLIGATIONS  (78.6%)
-----------------------------------------------------------
GOVERNMENT - AGENCY (26.5%)

$1,000,000 FHLB, 7.00%, 01/29/03              $  998,254
 1,000,000 FHLB, 7.05%, 02/11/03               1,003,993
   825,000 FNMA, 5.69%, 04/06/04                 806,037
   500,000 SLMA, 6.78%, 07/02/01*                500,021
                                              ----------
                                               3,308,305
                                              ----------


-----------------------------------------------------------
GOVERNMENT-SPONSORED MORTGAGE-BACKED OBLIGATIONS (52.1%)

(26.5)
 2,000,000 FHLMC REMIC Series 2198-PA,
             6.75%, 08/15/16                   1,995,060
   976,735 FNMA 15 Year, Pool # 253106,
             7.00%, 02/01/07                     974,461
 1,692,842 FNMA 15 Year, Pool # 190255,
             6.50%, 02/01/09                   1,674,166
   874,816 FNMA 15 Year, Pool # 436784,
             6.50%, 11/01/09                     867,686
 1,000,000 FNMA REMIC, Series 92-110 J,
             7.00%, 12/25/06                     995,467
                                              ----------
                                               6,506,840
                                              ----------
TOTAL U.S. GOVERNMENT SPONSORED AND AGENCY
           OBLIGATIONS (cost $9,752,587)      $9,815,145
                                              ----------


CORPORATE BONDS  (13.2%)
-----------------------------------------------------------
FINANCIAL SERVICES  (13.2%)

  500,000  Bank of America, 8.13%, 02/01/02      506,079
  550,000  Merrill Lynch & Co., Inc.,
              6.00%, 2/12/03                     539,183
  600,000  Morgan Stanley Dean Witter,
              7.13%, 08/15/03                    601,315
                                              ----------

TOTAL CORPORATE BONDS (cost $1,645,979)        1,646,577
                                              ----------



PRINCIPAL         SECURITY                    VALUE
REPURCHASE AGREEMENT  (7.7%)
-----------------------------------------------------------
$966,000  Fifth Third Bank 6.35%, 10/31/00,
           Matures 11/01/00, Collateralized
           by 985,320 FNMA Pool #303741,
           7.00%, 02/01/11, Market Value
           $985,320                          $   966,000
                                              ----------
TOTAL REPURCHASE AGREEMENT (cost $966,000)       966,000
                                              ----------
TOTAL INVESTMENTS (cost $12,364,566)         $12,427,722
                                              ==========

The abbreviations in the above statement stand for the following:
    FHLB   Federal Home Loan Bank
   FHLMC   Federal Home Loan Mortgage Corp.
    FNMA   Federal National Mortgage Association
   REMIC   Real Estate Mortgage Investment Conduit
    SLMA   Student Loan Marketing Association

* VARIABLE RATE SECURITY. THE RATE REFLECTED IN THE STATEMENT OF INVESTMENTS IS THE RATE IN EFFECT ON OCTOBER 31, 2000. MATURITY DATE REFLECTS NEXT RATE CHANGE DATE.

COST FOR FEDERAL INCOME TAX PURPOSES: $12,419,864.

PORTFOLIO HOLDING PERCENTAGES BASED ON NET ASSETS OF $12,478,812.

At October 31, 2000 the Fund's open short futures contracts were as follows:

                                                     UNREALIZED
                                      MARKET VALUE  APPRECIATION
NUMBER OF  SHORT                       COVERED BY  (DEPRECIATION)
CONTRACTS  CONTRACT**     EXPIRATION   CONTRACTS    AT 10/31/00
-------------------------------------------------------------------
53         U.S. Treasury   01/03/01   $10,606,625     $(51,484)
           2 Year Note
4          U.S. Treasury   12/29/00       402,750       (3,813)
           5 Year Note

** CASH PLEDGED AS COLLATERAL.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.



60 NATIONWIDE

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
  OCTOBER 31, 2000


                                                                                                 VALUE         HIGH YIELD
                                                                                         OPPORTUNITIES               BOND
                                                                                                  FUND               FUND
ASSETS:
Investments in securities at value (cost $6,443,725, and $101,575,368, respectively)     $   7,014,485       $  85,098,023
Repurchase Agreements, at value (cost $671,000, and $5,082,000, respectively)                  671,000           5,082,000
Cash                                                                                                45                 165
Receivable from adviser                                                                         19,528              41,547
Interest and dividends receivable                                                                3,132           2,509,010
Prepaid and other assets                                                                         9,420              11,037
                                                                                          ------------        ------------
     Total Assets                                                                            7,717,610          92,741,782
                                                                                          ------------        ------------
LIABILITIES:
Dividends payable                                                                                  -             1,004,957
Payable for investment securities purchased                                                      8,668                 -
Accrued expenses and other payables:
   Investment advisory fees                                                                      4,065              44,070
   Fund administration fees                                                                      6,352               5,609
   Transfer agent fees                                                                             472               2,079
   Distribution fees                                                                             1,041                 726
   Other                                                                                        44,363              53,279
                                                                                          ------------        ------------
     Total Liabilities                                                                          64,961           1,110,720
                                                                                          ------------        ------------

NET ASSETS                                                                               $   7,652,649       $  91,631,062
                                                                                          ============        ============
NET ASSETS:
Capital                                                                                  $   7,143,478       $ 111,644,255
Accumulated net investment income                                                                7,295               7,577
Net unrealized appreciation (depreciation) from investments                                    570,760         (16,477,345)
Accumulated net realized losses from
   investment transactions                                                                     (68,884)         (3,543,425)
                                                                                          ------------        ------------
NET ASSETS                                                                               $   7,652,649       $  91,631,062
                                                                                          ============        ============
NET ASSETS:
Class  A Shares                                                                          $   2,460,327       $   2,804,261
Class  B Shares                                                                                751,132             187,822
Institutional Service Class Shares                                                           4,441,190          88,638,979
                                                                                          ------------        ------------
Total                                                                                    $   7,652,649       $  91,631,062
                                                                                          ============        ============
SHARES OUTSTANDING (unlimited number of shares authorized):
Class  A Shares                                                                                198,921             352,496
Class  B Shares                                                                                 60,795              23,607
Institutional Service Class Shares                                                             357,524          11,064,926
                                                                                          ------------        ------------
Total                                                                                          617,240          11,441,029
                                                                                          ============        ============
NET ASSET VALUE PER SHARE:
Class  A Shares                                                                          $       12.37       $        7.96
Class  B Shares                                                                          $       12.36       $        7.96
Institutional Service Class Shares                                                       $       12.42       $        8.01


MAXIMUM OFFERING PRICE (100%/(100%-Maximum Sales Charge) of net asset value adjusted to nearest cent) per share:
Class  A Shares *                                                                        $       13.12       $        8.34
Class  B Shares **                                                                       $       12.36       $        7.96
Institutional Service Class Shares ***                                                   $       12.42       $        8.01
                                                                                          ------------        ------------
Maximum sales charge - Class A                                                                    5.75%               4.50%
                                                                                          ============        ============

  *  CLASS A INCLUDES A FRONT-END SALES CHARGE.
 ** FOR CLASS B SHARES, THE REDEMPTION PRICE PER SHARE VARIES BY LENGTH OF TIME SHARES ARE HELD.
***  INSTITUTIONAL SERVICE CLASS SHARES ARE NOT SUBJECT TO ANY SALES CHARGE.

                                    CONTINUED

                                                                   NATIONWIDE 61

STATEMENTS OF ASSETS AND LIABILITIES CONTINUED
--------------------------------------------------------------------------------
  OCTOBER 31, 2000


                                                                                                                 MORLEY
                                                                                                               ENHANCED
                                                                                                            INCOME FUND
ASSETS:
Investments in securities, at value (cost $11,398,566)                                                    $  11,461,722
Repurchase Agreements, at value (cost $966,000)                                                                 966,000
Cash                                                                                                              2,322
Restricted cash for initial margin on futures                                                                    27,050
Receivable for futures variation margin                                                                           1,545
Receivable from adviser                                                                                           7,144
Prepaid and other assets                                                                                         23,977
Interest and dividends receivable                                                                               105,872
                                                                                                             ----------
     Total Assets                                                                                            12,595,632
                                                                                                             ----------
LIABILITIES:
Dividends payable                                                                                                62,800
   Accrued expenses and other payables:
   Investment advisory fees                                                                                       3,653
   Fund administration fees                                                                                       6,353
   Transfer agent fees                                                                                              155
   Distribution fees                                                                                                 78
   Other                                                                                                         43,781
                                                                                                             ----------
     Total Liabilities                                                                                    $     116,820
                                                                                                             ----------
NET ASSETS                                                                                                $  12,478,812
                                                                                                             ==========
NET ASSETS:
Capital                                                                                                   $  12,590,650
Undistributed net investment income                                                                               6,712
Net unrealized appreciation from investments and futures                                                          7,859
Accumulated undistributed net realized (losses) from
   investments and futures                                                                                     (126,409)
                                                                                                             ----------
NET ASSETS                                                                                                $  12,478,812
                                                                                                             ==========
NET ASSETS:
Class A Shares                                                                                            $     368,275
Institutional Service Class Shares                                                                           11,613,658
Institutional Class Shares                                                                                      496,879
                                                                                                             ----------
Total                                                                                                     $  12,478,812
                                                                                                             ==========
SHARES OUTSTANDING (unlimited number of shares authorized):
Class A Shares                                                                                                   37,210
Institutional Service Class Shares                                                                            1,173,197
Institutional Class Shares                                                                                       50,216
                                                                                                             ----------
Total                                                                                                         1,260,623
                                                                                                             ==========
NET ASSET VALUE PER SHARE:
Class A Shares                                                                                            $        9.90
Institutional Service Class Shares                                                                        $        9.90
Institutional Class Shares                                                                                $        9.89


MAXIMUM OFFERING PRICE (100%/(100%-Maximum Sales Charge) of net asset value adjusted to nearest cent) per share:
Class A Shares*                                                                                           $       10.37
Institutional Service Class Shares**                                                                      $        9.90
Institutional Class Shares**                                                                              $        9.89
                                                                                                             ----------
Maximum sales charge - Class A Shares                                                                              4.50%
                                                                                                             ==========

  *   CLASS A SHARES INCLUDE A FRONT-END SALES CHARGE.
 ** INSTITUTIONAL SERVICE CLASS AND INSTITUTIONAL CLASS SHARES ARE NOT SUBJECT TO ANY SALES CHARGE.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.


62 NATIONWIDE

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
   FOR THE PERIOD FROM DECEMBER 29, 1999 TO OCTOBER 31, 2000


                                                                                                  VALUE     HIGH YIELD
                                                                                          OPPORTUNITIES           BOND
                                                                                               FUND (a)        FUND (a)
INVESTMENT INCOME:
Interest income                                                                               $  19,849    $  9,825,501
Dividend income                                                                                  37,856          24,397
                                                                                               --------       ---------
   Total Income                                                                                  57,705       9,849,898
                                                                                               --------       ---------
EXPENSES:
Investment advisory fees                                                                         20,249         443,174
Fund administration fees                                                                         63,115          56,405
Custodian fees                                                                                    7,418          18,460
Distribution fees                                                                                 6,535           4,731
Administrative servicing fees                                                                       361          19,325
Professional fees                                                                                13,320          29,929
Trustees' fees and expenses                                                                         175           1,775
Transfer agent fees                                                                               2,562           2,523
Registration and filing fees                                                                     35,863          37,320
Shareholders' reports                                                                            24,375          23,655
Other                                                                                            12,500          42,841
                                                                                               --------       ---------
   Total expenses before waived or reimbursed expenses                                          186,473         680,138
Expenses waived or reimbursed                                                                  (150,154)       (109,730)
                                                                                               --------       ---------
   Net expenses                                                                                  36,319         570,408
                                                                                               --------       ---------
NET INVESTMENT INCOME                                                                         $  21,385    $  9,279,490
                                                                                               ========       =========
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized (losses) from investment transactions                                            $ (68,885)   $ (3,543,425)
Net change in unrealized appreciation (depreciation) from investments                           570,760     (16,477,345)
                                                                                               --------       ---------
Net realized/unrealized gains (losses) from investments                                         501,875     (20,020,770)
                                                                                               --------       ---------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                $ 523,261    $(10,741,280)
                                                                                               ========     ===========

(a)  FUND COMMENCED OPERATIONS ON DECEMBER 29, 1999.

                                    CONTINUED


                                                                   NATIONWIDE 63

STATEMENTS OF OPERATIONS CONTINUED
--------------------------------------------------------------------------------
  FOR THE PERIOD FROM DECEMBER 29, 1999 TO OCTOBER 31, 2000


                                                                                                                 MORLEY
                                                                                                               ENHANCED
                                                                                                                 INCOME
                                                                                                               FUND (a)
INVESTMENT INCOME:
Interest income                                                                                               $ 598,241
Dividend income                                                                                                  42,490
                                                                                                                -------
   Total Income                                                                                                 640,731
                                                                                                                -------
EXPENSES:
Investment advisory fees                                                                                         33,541
Fund administration fees                                                                                         63,115
Custodian fees                                                                                                    3,064
Distribution fees                                                                                                   387
Administrative servicing fees                                                                                     3,321
Professional fees                                                                                                14,020
Trustees' fees and expenses                                                                                         212
Transfer agent fees                                                                                               1,189
Registration and filing fees                                                                                     17,005
Shareholders' reports                                                                                            23,013
Other                                                                                                             8,913
                                                                                                                -------
   Total expenses before waived or reimbursed expenses                                                          167,780
Expenses waived or reimbursed                                                                                  (100,281)
                                                                                                                -------
   Net expenses                                                                                                  67,499
                                                                                                                -------
NET INVESTMENT INCOME                                                                                         $ 573,232
                                                                                                                =======
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized (losses) from investment transactions                                                             (126,409)
Net change in unrealized appreciation from investments                                                            7,859
                                                                                                                -------
Net realized/unrealized (losses) from investments                                                              (118,550)
                                                                                                                -------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $454,682
                                                                                                                =======

(a)  FUND COMMENCED OPERATIONS ON DECEMBER 29, 1999.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.



64 NATIONWIDE

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
  FOR THE PERIOD FROM DECEMBER 29, 1999 TO OCTOBER 31, 2000


                                                                                                 VALUE
                                                                                          OPPORTUNITIES      HIGH YIELD
                                                                                               FUND (a)   BOND FUND (a)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income                                                                        $   21,386   $   9,279,490
Net realized (losses) from investment transactions                                              (68,885)     (3,543,425)
Net change in unrealized appreciation (depreciation) from investments                           570,760   $ (16,477,345)
                                                                                               --------     -----------
Change in net assets resulting from operations                                                  523,261     (10,741,280)
                                                                                               --------      ----------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                                                            (7,578)       (206,852)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income                                                                            (1,067)         (7,317)
DISTRIBUTIONS TO INSTITUTIONAL SERVICE CLASS SHAREHOLDERS FROM:
Net investment income                                                                            (6,905)     (9,065,321)
                                                                                               --------      ----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS                                             (15,550)     (9,279,490)
                                                                                               --------      ----------
CAPITAL TRANSACTIONS: (b)
Net proceeds from shares issued                                                               7,612,598     103,658,155
Net proceeds from dividends reinvested                                                           15,492       8,276,652
Cost of shares redeemed                                                                        (483,152)       (282,975)
                                                                                              ---------     -----------
Change in net assets from capital transactions                                                7,144,938     111,651,832
                                                                                              ---------     -----------
Change in net assets                                                                          7,652,649      91,631,062
NET ASSETS:
Beginning of period                                                                                   -               -
                                                                                              ---------      ----------
End of period                                                                               $ 7,652,649    $ 91,631,062
                                                                                              =========      ==========
SHARE TRANSACTIONS: (b)
Sold                                                                                            656,316      10,566,173
Reinvested                                                                                        1,296         906,140
Redeemed                                                                                        (40,372)        (31,284)
                                                                                               --------      ----------
Change in shares                                                                                617,240      11,441,029
                                                                                               ========      ==========

(a) CLASS A, CLASS B, AND INSTITUTIONAL CLASS SHARES WERE FIRST OFFERED TO THE PUBLIC ON DECEMBER 29, 1999.
(b) BOTH THE CAPITAL AND SHARE TRANSACTIONS SECTIONS REPRESENT COMBINED DATA FOR ALL CLASSES OF SHARES.

                                    CONTINUED

                                                                   NATIONWIDE 65

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
--------------------------------------------------------------------------------
  FOR THE PERIOD FROM DECEMBER 29, 1999 TO OCTOBER 31, 2000


                                                                                                        MORLEY ENHANCED
                                                                                                        INCOME FUND (a)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income                                                                                        $  573,232
Net realized (losses) from investment transactions                                                             (126,409)
Net change in unrealized appreciation from investments                                                            7,859
                                                                                                             ----------
Change in net assets resulting from operations                                                                  454,682
                                                                                                             ----------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                                                                            (9,160)
DISTRIBUTIONS TO INSTITUTIONAL SERVICE CLASS SHAREHOLDERS FROM:
Net investment income                                                                                          (561,098)
DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS FROM:
Net investment income                                                                                            (2,974)
                                                                                                             ----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS                                                            (573,232)
                                                                                                             ----------
CAPITAL TRANSACTIONS: (b)
Net proceeds from shares issued                                                                              17,930,028
Net proceeds from dividends reinvested                                                                          511,148
Cost of shares redeemed                                                                                      (5,843,814)
                                                                                                             ----------
Change in net assets from capital transactions                                                               12,597,362
                                                                                                             ----------
Change in net assets                                                                                         12,478,812


NET ASSETS:
Beginning of period                                                                                                   -
                                                                                                             ----------

End of period                                                                                              $ 12,478,812
                                                                                                             ==========
SHARE TRANSACTIONS: (b)
Sold                                                                                                          1,797,110
Reinvested                                                                                                       51,525
Redeemed                                                                                                       (588,012)
                                                                                                             ----------
Change in shares                                                                                              1,260,623
                                                                                                             ==========

(a) CLASS A, INSTITUTIONAL SERVICE CLASS, AND INSTITUTIONAL CLASS SHARES WERE FIRST OFFERED TO THE PUBLIC ON DECEMBER 29, 1999.
(b) BOTH THE CAPITAL AND SHARE TRANSACTIONS SECTIONS REPRESENT COMBINED DATA FOR ALL CLASSES OF SHARES.


SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.



66 NATIONWIDE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
  SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


NATIONWIDE VALUE OPPORTUNITIES FUND

                                                                                                          INSTITUTIONAL SERVICE
     PERIOD FROM DECEMBER 29, 1999 TO OCTOBER 31, 2000 (a)         CLASS A SHARES(a)    CLASS B SHARES(a)    CLASS SHARES(a)

NET ASSET VALUE--BEGINNING OF PERIOD                                 $     10.00         $     10.00         $     10.00
                                                                        --------            --------            --------
INVESTMENT ACTIVITIES:
Net investment income                                                       0.06                0.01                0.07
Net realized and unrealized gain                                            2.38                2.37                2.40
                                                                        --------            --------            --------
    Total investment activities                                             2.44                2.38                2.47
                                                                        --------            --------            --------
DISTRIBUTIONS:
Net investment income                                                      (0.07)              (0.02)              (0.05)
                                                                        --------            --------            --------
    Total distributions                                                    (0.07)              (0.02)              (0.05)
                                                                        --------            --------            --------
Net increase (decrease) in net asset value                                  2.37                2.36                2.42
                                                                        --------            --------            --------
NET ASSET VALUE--END OF PERIOD                                       $     12.37         $     12.36         $     12.42
                                                                        ========            ========            ========
Total Return (excluding sales charge)  (b)                                 24.38%              23.79%              24.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                   $     2,460         $       751         $     4,441
Ratio of expenses to average net assets (c)                                 1.35%               1.95%               1.00%
Ratio of net investment income to average net assets (c)                    0.62%               0.10%               0.98%
Ratio of expenses to average net assets* (c)                                6.59%               7.70%               5.99%
Portfolio turnover rate (b, d)                                            119.39%             119.39%             119.39%


NATIONWIDE HIGH YIELD BOND FUND
                                                                                                          INSTITUTIONAL SERVICE
     PERIOD FROM DECEMBER 29, 1999 TO OCTOBER 31, 2000 (a)         CLASS A SHARES(a)    CLASS B SHARES(a)    CLASS SHARES(a)

NET ASSET VALUE--BEGINNING OF PERIOD                                 $     10.00         $     10.00         $     10.00
                                                                        --------            --------            --------
INVESTMENT ACTIVITIES:
Net investment income                                                       0.86                0.80                0.87
Net realized and unrealized loss                                           (2.04)              (2.04)              (1.99)
                                                                        --------            --------            --------
    Total investment activities                                            (1.18)              (1.24)              (1.12)
                                                                        --------            --------            --------
DISTRIBUTIONS:
Net investment income                                                      (0.86)              (0.80)              (0.87)
                                                                        --------            --------            --------
    Total distributions                                                    (0.86)              (0.80)              (0.87)
                                                                        --------            --------            --------
Net increase (decrease) in net asset value                                 (2.04)              (2.04)              (1.99)
                                                                        --------            --------            --------
NET ASSET VALUE--END OF PERIOD                                       $      7.96         $      7.96         $      8.01
                                                                        ========            ========            ========
Total Return (excluding sales charge)  (b)                                (12.48%)            (13.02%)            (11.80%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                   $     2,804         $       188         $    88,639
Ratio of expenses to average net assets (c)                                 0.95%               1.70%               0.70%
Ratio of net investment income to average net assets (c)                   12.35%              13.09%              11.46%
Ratio of expenses to average net assets* (c)                                1.15%               3.46%               0.83%
Portfolio turnover rate (b, d)                                             76.93%              76.93%              76.93%

(a) CLASS A, CLASS B, AND INSTITUTIONAL CLASS SHARES WERE FIRST OFFERED TO THE PUBLIC ON DECEMBER 29, 1999.
(b)  NOT ANNUALIZED.
(c)  ANNUALIZED.
(d) PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASS OF SHARES.

 *   RATIOS CALCULATED AS IF NO FEES WERE WAIVED OR EXPENSES REIMBURSED.


SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.


                                                                   NATIONWIDE 67

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
  SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


NATIONWIDE MORLEY ENHANCED INCOME FUND

                                                                                        INSTITUTIONAL SERVICE    INSTITUTIONAL
    PERIOD FROM DECEMBER 29, 1999 TO OCTOBER 31, 2000 (a)          CLASS A SHARES (a)     CLASS SHARES (a)      CLASS SHARES (a)

NET ASSET VALUE--BEGINNING OF PERIOD                                 $     10.00           $     10.00         $     10.00
Investment activities:                                                  --------              --------            --------
Net investment income                                                       0.48                  0.49                0.51
Net realized and unrealized loss                                           (0.10)                (0.10)              (0.11)
                                                                        --------              --------            --------
    Total investment activities                                             0.38                  0.39                0.40
                                                                        --------              --------            --------
DISTRIBUTIONS:
Net investment income                                                      (0.48)                (0.49)              (0.51)
                                                                        --------              --------            --------
    Total distributions                                                    (0.48)                (0.49)              (0.51)
                                                                        --------              --------            --------
Net increase (decrease) in net asset value                                 (0.10)                (0.10)              (0.11)
                                                                        --------              --------            --------
NET ASSET VALUE--END OF PERIOD                                       $      9.90           $      9.90         $      9.89
                                                                        ========              ========            ========
    Total Return (excluding sales charge)  (b)                              3.86%                 4.02%               4.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                   $       368           $    11,614         $       497
Ratio of expenses to average net assets (c)                                 0.90%                 0.70%               0.45%
Ratio of net investment income to average net assets (c)                    5.90%                 5.96%               6.44%
Ratio of expenses to average net assets* (c)                                2.63%                 1.73%               2.13%
Portfolio turnover rate (b, d)                                              4.42%                 4.42%               4.42%

(a) CLASS A, INSTITUTIONAL SERVICE CLASS, AND INSTITUTIONAL CLASS SHARES WERE FIRST OFFERED TO THE PUBLIC ON DECEMBER 29, 1999.
(b)  NOT ANNUALIZED.
(c)  ANNUALIZED.
(d) PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASS OF SHARES.

  *  RATIOS CALCULATED AS IF NO FEES WERE WAIVED OR EXPENSES REIMBURSED.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.



68 NATIONWIDE

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
  OCTOBER 31, 2000


1.ORGANIZATION

Nationwide Mutual Funds ("NMF" or the "Trust"), is an open-end management investment company. NMF was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 31, 1997, as subsequently amend, and is registered under the Investment Company Act of 1940, as amended. The Trust offer shares in thirty-three separate series, or mutual funds, each with its own investment objectives and strategies. The accompanying financial statements and financial highlights relate to the three Funds listed below. (Individually, the "Fund", and collectively the "Funds").

- Nationwide Value Opportunities Fund (Value Opportunities)
- Nationwide High Yield Bond Fund (High Yield Bond)
- Morley Enhanced Income Fund (Enhanced Income)


The Value Opportunities and High Yield Bond Funds commenced operations on December 29, 1999 and each Fund currently offers three classes of shares: Class A, Class B and Institutional Service Class. Class A and Class B shares are available to all investors. Class A shares of these two Funds are purchased with a maximum front-end sales load of 5.75% and 4.50%, respectively. The Class B shares contain a 5.00% maximum deferred sales charge (known as a contingent deferred sales charge or CDSC) if you sell your shares within six years of purchase and contain a conversion feature to Class A shares after you have held them for seven years. The Institutional Service Class is available to a limited group of investors and has no sales charges. Sales charges are paid to the Fund's distributor, Nationwide Advisory Services, Inc. (NAS) which either retains them or pays them to a selling representative.

The Morley Enhanced Income Fund commenced operations on December 29, 1999 and currently offers three classes of shares: Class A, Institutional Service Class, and Institutional Class. Class A shares are available to all investors and are purchased with a maximum 4.50% front-end sales load. The other two classes are available to a limited group of investors and have no sales charges. Sales charges are paid to NAS which either retains them or pays to them a selling representative.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a) SECURITIES VALUATION

     (1)Securities traded on national securities exchanges are valued at the last quoted sale price as provided by an independent pricing agent. Securities traded in the over-the-counter (OTC) market are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price as provided by an independent pricing agent.

     (2)U.S. Government securities are valued at the last quoted bid price as provided by an independent pricing agent. All of the debt securities are valued by a combination of daily quotes and matrix evaluations as provided by an independent pricing agent.

     (3)Each Fund may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and with registered brokers/dealers that the applicable investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

     (4)Futures contracts and options traded on a commodities exchange or board of trade are valued the last sales price at the close of trading, or if there was no sale, the quoted bid price at the close of trading. Futures are used for purposes other than hedging.

     (5)Securities for which reliable market quotations are not available, or for which an independent pricing agent does not provide a value or provides a value that does not represent fair value in the judgement of the Fund's investment adviser, are valued in accordance with procedures authorized by the Trust's Board of Trustees.

     (6)Short-term money market obligations that have 60 days or less to maturity, are valued according to amortized cost.


                                                                   NATIONWIDE 69

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
          OCTOBER 31, 2000

(b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME

Securities transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recorded on an accrual basis and includes, where applicable, the pro rata amortization/accretion of premium or discount.

(c) FEDERAL INCOME TAXES

Each Fund's policy is to qualify or continue to qualify as a regulated investment company under the Internal Revenue Code, and to distribute substantially all taxable income, if any, to its shareholders. Therefore no provision has been made for federal income taxes, as it is the intention of the Funds to continue such qualification. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders and will be retained by the applicable Fund. Withholding taxes have been paid or provided for in accordance with the applicable tax rates and rules.

As of the fiscal year ended October 31, 2000, the Value Opportunities, High Yield Bond, and Morley Enhanced Income Funds had net capital loss carry forwards of $63,514, $3,543,425, and $181,706, respectively. If unused they will expire in 8 years. It is the intent of the Funds to use this carryforward to offset future capital gains.

(d) DISTRIBUTIONS TO SHAREHOLDERS

     (1)Value Opportunities Fund:

        Net investment income, if any, is declared and paid quarterly and is recorded on the ex-dividend date.

     (2)High Yield Bond, Morley Enhanced Income Fund:

        Net investment income is declared and recorded daily and paid monthly.

     (3)All Funds:

        Distributable net realized capital gains, if any, are declared and distributed at least annually.

     (4)Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e. Reclass of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital. These reclassifications have no effect upon the net asset value of the Fund.

For the fiscal year ended October 31, 2000 the following reclasses were necessary.

                        CAPITAL PAID       UNDISTRIBUTED
                        IN EXCESS OF      NET INVESTMENT
FUND                       PAR VALUE              INCOME

Value Opportunities         $(1,460)              $1,460
High Yield Bond              (7,577)               7,577
Morley Enhanced Income       (6,712)               6,712



(e) EXPENSES

General expenses of the Trust, not directly attributable to a Fund or to any class of shares, are charged to the funds based upon each fund's relative average net assets or some other appropriate basis, as approved by the Trust's Board of Trustees. Once these expenses are charged to a Fund, they are charged to the classes based on total settled shares outstanding of each class for the High Yield Bond, Morley Enhanced Income Fund, and total shares outstanding of each class for the Value Opportunities Fund.

Direct expenses of a Fund are applied to that Fund and charged to the classes in the methods mentioned above.

Direct expenses of a class are charged to that class unless otherwise directed by the Trust's Board of Trustees. For example, distribution and administrative servicing fees are borne by the specific class of shares to which they apply.



70 NATIONWIDE

NOTES TO FINANCIAL STATEMENTS                                       [PICTURE]
--------------------------------------------------------------------------------
  October 31, 2000

(f) CAPITAL SHARE TRANSACTIONS


Transactions in class level shares of the Funds were as follows:

                                                                               VALUE OPPORTUNITIES        HIGH YIELD BOND
                                                                              --------------------     --------------------
                                                                                       PERIOD FROM              PERIOD FROM
                                                                              DECEMBER 29, 1999 TO     DECEMBER 29, 1999 TO
  CAPITAL TRANSACTIONS:                                                       OCTOBER 31, 2000 (a)     OCTOBER 31, 2000 (a)
---------------------------------------------------------------------------------------------------------------------------
  CLASS A SHARES:
   Proceeds from shares issued                                                         $ 2,661,531             $  3,421,946
   Distributions reinvested                                                                  7,565                  172,927
   Cost of shares redeemed                                                                (375,852)                (262,441)
                                                                                         ---------              -----------
      Change in capital                                                                $ 2,293,244             $  3,332,432
                                                                                         =========              ===========
  CLASS B SHARES:
   Proceeds from shares issued                                                         $   699,399             $    226,368
   Distributions reinvested                                                                  1,022                    2,897
   Cost of shares redeemed                                                                 (37,468)                 (20,534)
                                                                                         ---------              -----------
      Change in capital                                                                $   662,953             $    208,731
                                                                                         =========              ===========
  INSTITUTIONAL SERVICE CLASS:
   Proceeds from shares issued                                                         $ 4,251,668             $100,009,841
   Distributions reinvested                                                                  6,905                8,100,828
   Cost of shares redeemed                                                                 (69,832)                       -
                                                                                         ---------              -----------
      Change in capital                                                                $ 4,188,741             $108,110,669
                                                                                         =========              ===========


                                                                                       PERIOD FROM              PERIOD FROM
                                                                              DECEMBER 29, 1999 TO     DECEMBER 29, 1999 TO
  SHARE TRANSACTIONS:                                                         OCTOBER 31, 2000 (a)     OCTOBER 31, 2000 (a)
  CLASS A SHARES:
   Issued                                                                                  229,806                  362,150
   Reinvested                                                                                  628                   19,315
   Redeemed                                                                                (31,513)                 (28,969)
                                                                                         ---------              -----------
      Change in shares                                                                     198,921                  352,496
                                                                                         =========              ===========
  CLASS B SHARES:
   Issued                                                                                   63,909                   25,578
   Reinvested                                                                                   84                      344
   Redeemed                                                                                 (3,198)                  (2,315)
                                                                                         ---------              -----------
      Change in shares                                                                      60,795                   23,607
                                                                                         =========              ===========
  INSTITUTIONAL SERVICE CLASS:
   Issued                                                                                  362,601               10,178,445
   Reinvested                                                                                  584                  886,481
   Redeemed                                                                                 (5,661)                       -
                                                                                         ---------              -----------
      Change in shares                                                                     357,524               11,064,926
                                                                                         =========              ===========

(a) FUND COMMENCED OPERATIONS ON DECEMBER 29, 1999.



                                                                   NATIONWIDE 71

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
  OCTOBER 31, 2000


                                                                                                MORLEY ENHANCED INCOME
                                                                                                           PERIOD FROM
                                                                                                  DECEMBER 29, 1999 TO
  CAPITAL TRANSACTIONS:                                                                            OCTOBER 31, 2000 (a)
-----------------------------------------------------------------------------------------------------------------------
  CLASS A SHARES:
   Proceeds from shares issued                                                                              $   442,297
   Distributions reinvested                                                                                       7,005
   Cost of shares redeemed                                                                                      (80,360)
                                                                                                             ----------
      Change in capital                                                                                     $   368,942
                                                                                                             ==========
  INSTITUTIONAL SERVICE CLASS:
   Proceeds from shares issued                                                                              $16,958,124
   Distributions reinvested                                                                                     503,088
   Cost of shares redeemed                                                                                   (5,730,186)
                                                                                                             ----------
      Change in capital                                                                                     $11,731,026
                                                                                                             ==========
  INSTITUTIONAL CLASS:
   Proceeds from shares issued                                                                              $   529,607
   Distributions reinvested                                                                                       1,055
   Cost of shares redeemed                                                                                      (33,268)
                                                                                                             ----------
      Change in capital                                                                                     $   497,394
                                                                                                             ==========


                                                                                                           PERIOD FROM
                                                                                                   DECEMBER 29, 1999 TO
  SHARE TRANSACTIONS:                                                                              OCTOBER 31, 2000 (a)
-----------------------------------------------------------------------------------------------------------------------
  CLASS A SHARES:
   Issued                                                                                                        44,620
   Reinvested                                                                                                       707
   Redeemed                                                                                                      (8,117)
                                                                                                             ----------
      Change in shares                                                                                           37,210
                                                                                                             ==========
  INSTITUTIONAL SERVICE CLASS:
   Issued                                                                                                     1,699,022
   Reinvested                                                                                                    50,712
   Redeemed                                                                                                    (576,537)
                                                                                                             ----------
      Change in shares                                                                                        1,173,197
                                                                                                             ==========
  INSTITUTIONAL CLASS:
   Issued                                                                                                        53,468
   Reinvested                                                                                                       106
   Redeemed                                                                                                      (3,358)
                                                                                                             ----------
      Change in shares                                                                                           50,216
                                                                                                             ==========

(a) FUND COMMENCED OPERATIONS ON DECEMBER 29, 1999.



72 NATIONWIDE

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
  OCTOBER 31, 2000


3. TRANSACTIONS WITH AFFILIATES

Under the terms of its Investment advisory agreement, Villanova Mutual Fund Capital Trust ("VMF") manages the investment of the assets and supervises the daily business affairs of the Value Opportunities Fund and the High Yield Bond Fund. VMF also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadviser for the Value Opportunities Fund. NorthPointe Capital, LLC ("NorthPointe"), subadviser for the Value Opportunities Fund, manages the Fund's investments and has the responsibility for making all investment decisions for that Fund. NorthPointe is a majority-owned subsidiary of Villanova Capital, Inc., which is also the parent of VMF.

Under the terms of its investment advisory agreement, Union Bond & Trust Company ("UBT") manages the investment of the assets and supervises the daily business affairs of the Morley Enhanced Income Fund. UBT is a majority-owned subsidiary of Morley Financial Services, Inc., a wholly owned subsidiary of Villanova Capital, Inc.

Under the terms of the investment advisory agreements, the Funds pay their respective investment adviser management fees based on each Fund's average daily net assets. From such fees, pursuant to the sub-advisory agreement, VMF pays subadvisory fees to NorthPointe with respect to Value Opportunities Fund. Additional information regarding investment advisory fees and subadvisory fees is as follows for the period of December 29, 1999 through October 31, 2000 for Value Opportunities Fund, High Yield Bond Fund and Morley Enhanced Income Fund:


                    TOTAL ADVISORY   ADVISORY FEES     SUB-ADVISORY                   FEE        TOTAL        FEES      PAID TO
        FUND                  FEES        RETAINED        FEES PAID              SCHEDULE         FEES    RETAINED  SUB ADVISER
Value Opportunities       $ 20,249        $      -      $20,249            Up to $250 million     0.70%         -        0.70%
                                                                     On the next $750 million    0.675%         -       0.675%
                                                                       On the next $1 billion     0.65%         -        0.65%
                                                                       On the next $3 billion    0.625%         -       0.625%
                                                                           $5 billion or more     0.60%         -        0.60%

High Yield Bond           $443,174        $443,174           NA            Up to $250 million     0.55%     0.55%            -
                                                                     On the next $750 million    0.525%    0.525%            -
                                                                       On the next $1 billion     0.50%     0.50%            -
                                                                       On the next $3 billion    0.475%    0.475%            -
                                                                           $5 billion or more     0.45%     0.45%            -

Enhanced Income           $ 33,541        $ 33,541      $    NA                    All Assets     0.35%     0.35%            -



VMF and UBT have entered into an Expense Limitation Agreement with the Trust on behalf of the Funds they advise. Pursuant to the Expense Limitation Agreement, VMF and UBT have agreed to waive fees or otherwise reimburse expenses (except for Rule 12b-1 and administrative service fees) of each such Fund in order to limit annual Fund operating expenses at or below stated expense caps. The following table illustrates the stated expense caps for each class of shares for the period ended October 31, 2000:


                                                                     EXPENSE CAPS
                                     ---------------------------------------------------------------------------
                                                                                                  INSTITUTIONAL
           FUND                      CLASS A SHARES               CLASS B SHARES           SERVICE CLASS SHARES
           Value Opportunities                1.35%                        1.95%                          1.00%
           High Yield Bond                    0.95%                        1.70%                          0.70%

                                                                  INSTITUTIONAL                  INSTITUTIONAL
           FUND                      CLASS A SHARES         SERVICE CLASS SHARES                   CLASS SHARES

           Morley Enhanced Income             0.90%                        0.70%                          0.45%



                                                                   NATIONWIDE 73

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
  OCTOBER 31, 2000


During the period ended October 31, 2000, VMF and UBT reduced expenses for the respective Funds as follows:


                                                                                    TOTAL FEES
                                         TOTAL FUND           FEES    OTHER FEES       WAIVED/       NET FUND
          FUND                             EXPENSES        WAIVED*    REIMBURSED    REIMBURSED       EXPENSES

          Value Opportunities              $186,473        $85,926     $   64,228      $150,154      $ 36,319
          High Yield Bond                   680,138        109,730              -       109,730       570,408
          Morley Enhanced Income            167,780         97,845          2,436       100,281        67,499

*Includes adviser, transfer agent and fund administration.

VMF and UBT may request and receive reimbursement from each Fund they advise of the advisory fees waived or limited and other expenses reimbursed by VMF or UBT pursuant to the Expense Limitation Agreement at a later date not to exceed five fiscal years from commencement of operations if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by VMF or UBT is not permitted. As of fiscal year ended October 31, 2000, the cumulative reimbursements were $150,154, $109,730, and $100,281 for the Value Opportunities, High Yield Bond, and Morley Enhanced Income Funds, respectively.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, NAS, the Funds' Distributor, is compensated by the Funds for expenses associated with the distribution of Class A and Class B shares of the Funds. These fees are based on average daily net assets of the respective classes, at an annual rate not to exceed for Class A shares 0.25%, and for Class B shares 1.00%. Additional information regarding distribution fees incurred is as follows for the period ended October 31, 2000:


                                                                DISTRIBUTION FEES
           FUND                                  CLASS A SHARES               CLASS B SHARES

           Value Opportunities                            $2,373                      $4,162
           High Yield Bond                                 4,173                         558
           Enhanced Income                                   387                         N/A

Pursuant to an Underwriting Agreement, NAS serves as principal underwriter of the Funds in the continuous distribution of their Class A shares and receives commissions in the form of a front-end sales charge on the Class A shares. Such fees are deducted from and are not included in proceeds from sales of Class A shares. From such fees, NAS pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Fund. For the period ended October 31, 2000, the commissions were collected as follows:

           FUND                                               CLASS A SHARES

           Value Opportunities                                       $21,410
           High Yield Bond                                             3,532
           Enhanced Income                                             5,445

NAS also receives fees for services as principal underwriter for Class B shares of the Funds. Such fees are contingent deferred sales charges (CDSCs) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder's account to fall below the total purchase payments; the CDSC, if applicable, will be imposed on redemptions made within 6 years of the purchase. CDSCs collected for the period ended October 31, 2000, on redemptions of Class B Shares were as follows:

           FUND                                               CLASS B SHARES

           Value Opportunities                                        $2,572
           High Yield Bond                                               341



74 NATIONWIDE

NOTES TO FINANCIAL STATEMENTS                                        [PICTURE]
--------------------------------------------------------------------------------
  OCTOBER 31, 2000

Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA") receives fees from the Funds for providing various administrative and accounting services. These fees are calculated daily based on the Funds' average daily net assets and paid monthly. During the period ended October 31, 2000, the Funds incurred fund administration fees according to the following schedule:


                                            FUND ADMINISTRATION                FUND ADMINISTRATION
          FUND                                              FEE                       FEE SCHEDULE
          Value Opportunities*                          $63,115                 Up to $250 million           0.07%
          High Yield Bond*                               56,405           On the next $750 million           0.05%
          Enhanced Income*                               63,115             On $1 billion and more           0.04%

 * The Fund Administration fee is subject to a minimum of $75,000 per year.

VSA has entered into an agreement with BISYS Fund Services to provide subadministrative services to the Fund.

Nationwide Investors Services, Inc. ("NISI"), a subsidiary of VSA, serves as Transfer and Dividend Disbursing Agent for the Funds. For these services, NISI received fees at $18 per account for Class A, and Class B shares (effective October 1, 2000, per account fees were increased to $20), and 0.01% of the average daily net assets of the other classes of shares. During the period ended October 31, 2000, the Funds incurred the following transfer agent fees:


                                                                  Transfer Agent Fees
                                     --------------------------------------------------------------------------
                                                                                                 INSTITUTIONAL
           FUND                      CLASS A SHARES               CLASS B SHARES           SERVICE CLASS SHARES

           Value Opportunities               $1,669                         $740                        $   153
           High Yield Bond                      939                          792                          7,884

                                                                  INSTITUTIONAL                  INSTITUTIONAL
           FUND                      CLASS A SHARES         SERVICE CLASS SHARES                   CLASS SHARES

           Enhanced Income                    $ 240                         $944                         $    5

VSA has entered into an agreement with BISYS Fund Services Ohio, Inc., to provide sub-transfer agent services to the Funds.

Under the terms of an Administrative Services Plan, the Funds pays fees to servicing organizations, such as broker-dealers and financial institutions, which agree to provide administrative support services. To these shareholders; these servicing organizations may include Nationwide Financial Services, Inc. ("NFS"). These services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging bank wires, performing shareholder sub-accounting, answering inquiries regarding the Fund, and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A and Institutional Service Class of shares of the Funds for the period ended October 31, 2000. The Funds incurred the following administrative services fees:.


                                                           ADMINISTRATIVE SERVICING FEES (a)
                                                         ------------------------------------
                                                                              INSTITUTIONAL
           FUND                                          CLASS A               SERVICE CLASS

           Value Opportunities                              $ 34                     $   327
           High Yield Bond                                   145                      19,180
           Enhanced Income                                     -                       3,321

(a) Classes of funds without administrative servicing fees do not currently have an active agreement to incur an expense.

Affiliate NFS received payments (which are included in the total administration fees) as follows:


                                                                              INSTITUTIONAL
           FUND                                          CLASS A               SERVICE CLASS

           Value Opportunities                              $  -                     $   295
           High Yield Bond                                     -                      18,750
           Enhanced Income                                     -                       3,205




                                                                   NATIONWIDE 75

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
  OCTOBER 31, 2000



4. BANK LOANS

NMF currently has an unsecured bank line of credit of $50,000,000. Borrowings under these arrangements bear interest at the Federal Funds rate plus 0.50%. These interest costs are included in custodian fees in the Statements of Operations. No compensating balances are required under the terms of this arrangement. The average borrowings outstanding for Value Opportunities and High Yield Bond Funds during the year (ended October 31, 2000) was $7,383 and $135,294 at an average interest rate of 7.03% and 6.86%, respectively.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding U.S. Government and short-term securities) and purchases and sales of U.S. Government securities for the period ended October 31, 2000, are summarized as follows:


                                                                NON U.S. GOVERNMENT               U.S. GOVERNMENT
                                                                     SECURITIES                       SECURITIES
                                                         ------------------------------    -----------------------------
FUND                                                       PURCHASES            SALES         PURCHASES           SALES

Value Opportunities                                      $  10,626,362     $      7,795    $          -    $          -
High Yield Bond                                            164,987,990       62,092,595               -               -
Morley Enhanced Income                                       1,647,200                -      27,242,695      17,557,950

Realized gains and losses have been computed on the first-in, first-out basis unless otherwise specified by the adviser or sub-adviser. Cost for financial reporting purposes differs from cost for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $5,371, $0, and $0 for Value Opportunities, High Yield Bond, and Morley Enhanced Income, respectively. Cost for federal income tax differs from market value by net unrealized appreciation (depreciation) of securities as follows:


                                                                       GROSS                 GROSS                       NET
                                                                  UNREALIZED            UNREALIZED   UNREALIZED APPRECIATION
FUND                                                            APPRECIATION        (DEPRECIATION)             (DEPRECIATION)

Value Opportunities                                                 $806,894          $   (241,505)             $    565,389
High Yield Bond                                                      485,235           (16,962,580)              (16,477,345)
Morley Enhanced Income                                                68,135               (60,276)                    7,859

6. FEDERAL INCOME TAX (UNAUDITED)

For corporate shareholders. 100% of the Nationwide Value Opportunities Fund income dividends and short-term capital gain distributions in the fiscal period ended October 31, 2000, qualify for the dividend received deductions available for certain corporate shareholders.

7. SUBSEQUENT EVENT

At a regular quarterly meeting of the Board of Trustees on December 14 and 15, 2000, the Board the considered and approved the following transactions:

(a) Approved the change in the principal underwriter of Nationwide Mutual Funds from Nationwide Advisory Services, Inc. to Villanova Distribution Services, Inc. This change will occur as soon as practicable after all necessary regulatory approvals are received.

(b) Subject to shareholder approval by the shareholders of the Select Value Portfolio, a series of Principal Preservation Portfolios, Inc., approved the reorganization and transfer of substantially all of the assets of Select Value Portfolio into the Nationwide Value Opportunities Fund in exchange for shares of the same class of the Nationwide Value Opportunities Fund.

(c) Approved the addition of Class C shares for each of the Funds except Morley Enhanced Income Fund. These shares will be available for sale no earlier than March 1, 2001.


76 NATIONWIDE

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD
OF TRUSTEES OF NATIONWIDE MUTUAL FUNDS:

   We have audited the accompanying statements of assets and liabilities of Nationwide Mutual Funds - Nationwide Value Opportunities Fund, Nationwide High Yield Bond Fund and Morley Enhanced Income Fund (the Funds), including the statements of investments, as of October 31, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds as of October 31, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
COLUMBUS, OHIO
DECEMBER 18, 2000




                                                                   NATIONWIDE 77

SHAREHOLDER MEETING
--------------------------------------------------------------------------------
  (UNAUDITED)

At the Annual Meeting of Shareholders of Nationwide Mutual Funds held on July 26, 2000, shareholders of the Funds acted upon and approved the following matters:


                                                         PROPOSAL 1

                                                Election of Twelve Trustees

                                                                                                     WITHHOLD
                                                                                                    AUTHORITY
            NAME                                                   FOR                            TO VOTE FOR
            Charles E. Allen                              1,210,772,374                            27,409,050
            Paula H. J. Cholmondeley                      1,210,595,553                            27,585,870
            C. Brent DeVore                               1,210,760,725                            27,420,699
            Robert M. Duncan                              1,210,511,422                            27,670,001
            Joseph J. Gasper                              1,208,526,105                            29,655,318
            Barbara Hennigar                              1,210,762,798                            27,418,626
            Paul J. Hondros                               1,210,374,609                            27,806,815
            Thomas J. Kerr IV                             1,210,723,620                            27,457,804
            Douglas F. Kridler                            1,210,285,022                            27,896,402
            Dimon R. McFerson                             1,207,073,052                            31,108,372
            Arden L. Shisler                              1,210,645,041                            27,536,382
            David C. Wetmore                              1,211,159,071                            27,022,352



                                                         PROPOSAL 2
                                      Ratification of Board of Trustees' Selection of
                                             KPMG LLP AS TRUST'S AUDITORS FOR
                                          THE FISCAL YEAR ENDING OCTOBER 31, 2000

SERIES                                             FOR              AGAINST               ABSTAIN                  TOTAL
Mid Cap Growth Fund*                           392,953                6,553                56,343                455,849
Growth Fund                                 29,420,887            1,083,286             1,765,968             32,270,141
Nationwide Fund                             41,708,118              652,212             1,616,954             43,977,284
Bond Fund                                    7,055,764               37,856               326,750              7,420,370
Tax-Free Income Fund                        10,875,825              151,369               764,561             11,791,755
Long-Term U.S. Government Bond Fund          1,504,410                3,959               112,030              1,620,399
Intermediate U.S. Government Bond Fund       8,570,166               41,535               158,603              8,770,304
Money Market Fund                        1,032,957,631           22,226,133            38,225,984          1,093,409,748
S&P 500 Index Fund                          14,589,716              178,031               620,230             15,387,977
Morley Capital Accumulation Fund             1,058,429                    -                     -              1,058,429
Morley Enhanced Income Fund                  1,109,538                    -                     -              1,109,538
Value Opportunities Fund                       106,180                    -                   785                106,965
High Yield Bond Fund                        10,485,743                    -                     -             10,485,743
Prestige Large Cap Value Fund                2,796,280                7,171                 8,362              2,811,813
Prestige Large Cap Growth Fund               2,875,424                1,973                19,391              2,896,788
Prestige Small Cap Fund                      1,953,699                3,087                 7,408              1,964,194
Prestige Balanced Fund                         729,593                   62                26,853                756,508


*EFFECTIVE OCTOBER 1, 2000, KNOWN AS GARTMORE MILLENIUM GROWTH FUND



78 NATIONWIDE

SHAREHOLDER MEETING CONTINUED                                 [PICTURE]
--------------------------------------------------------------------------------


                                                          PROPOSAL 2 (CONTINUED)

SERIES                                             FOR              AGAINST               ABSTAIN                  TOTAL
Prestige International Fund                  1,346,839                    -                 3,588              1,350,427
Small Cap Index Fund                             2,453                    -                     -                  2,453
International Index Fund                        12,881                    -                   998                 13,879
Bond Index Fund                                  4,777                    -                     -                  4,777
Mid Cap Market Index Fund                      501,087                    -                     -                501,087
Investor Destinations Aggressive Fund            3,000                    -                     -                  3,000
Investor Destinations Moderately
     Aggressive Fund                             3,000                    -                     -                  3,000
Investor Destinations Moderate Fund              3,000                    -                     -                  3,000
Investor Destinations Moderately
     Conservative Fund                           3,000                    -                     -                  3,000
Investor Destinations Conservative Fund          3,000                    -                     -                  3,000
                                         -------------           ----------            ----------          -------------
All twenty-seven Funds                   1,170,073,393           24,393,227            43,714,808          1,238,181,428


                                                               PROPOSAL 3

                                               Amend Funds' Fundamental Investment Policy
                                                          REGARDING MAKING LOANS


SERIES                                             FOR              AGAINST               ABSTAIN                  TOTAL
Morley Enhanced Income Fund                  1,109,538                    -                     -              1,109,538
Value Opportunities Fund                       106,006                  174                   785                106,965
High Yield Bond Fund                        10,485,743                    -                     -             10,485,743
Prestige Large Cap Value Fund                2,791,352               16,766                 3,695              2,811,814
Prestige Large Cap Growth Fund               2,821,082               36,111                39,594              2,896,787
Prestige Small Cap Fund                      1,922,478               13,740                27,976              1,964,194
Prestige Balanced Fund                         715,642               13,503                27,363                756,508
Prestige International Fund                  1,343,753                1,065                 5,608              1,350,426



                                                               PROPOSAL 4
                                               Amend Funds' Fundamental Investment Policy
                                            REGARDING COMMODITIES AND COMMODITIES CONTRACTS

SERIES                                             FOR              AGAINST               ABSTAIN                  TOTAL
Morley Enhanced Income Fund                  1,104,326                5,212                     -              1,109,538
Value Opportunities Fund                       106,006                  174                   785                106,965
High Yield Bond Fund                        10,485,743                    -                     -             10,485,743
Prestige Large Cap Value Fund                2,791,299               11,263                 9,252              2,811,814
Prestige Large Cap Growth Fund               2,839,384               16,564                40,839              2,896,787
Prestige Small Cap Fund                      1,926,237                8,290                29,667              1,964,194
Prestige Balanced Fund                         716,342               12,803                27,363                756,508
Prestige International Fund                  1,344,781                   37                 5,608              1,350,426



                                                                   NATIONWIDE 79

SHAREHOLDER MEETING CONTINUED
--------------------------------------------------------------------------------


                                                               PROPOSAL 5

                                              Amend Funds' Fundamental Investment Policy
                                                          REGARDING REAL ESTATE

SERIES                                             FOR              AGAINST               ABSTAIN                  TOTAL
Morley Enhanced Income Fund                  1,109,538                    -                     -              1,109,538
Value Opportunities Fund                       106,006                  174                   785                106,965
High Yield Bond Fund                        10,480,015                5,728                     -             10,485,743




                                                               PROPOSAL 6

                                              Amend Funds' Fundamental Investment Policy
                                       REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

SERIES                                             FOR              AGAINST               ABSTAIN                  TOTAL
Prestige Cap Value Fund                      2,791,303               11,026                 9,485              2,811,814
Prestige Large Cap Growth Fund               2,838,704               17,429                40,654              2,896,787
Prestige Small Cap Fund                      1,919,026               15,571                29,597              1,964,194
Prestige Balanced Fund                         717,518               11,627                27,363                756,508
Prestige International Fund                  1,344,123                  695                 5,608              1,350,426



                                                               PROPOSAL 7

                                              Amend Funds' Fundamental Investment Policy
                                                         REGARDING DIVERSIFICATION

SERIES                                             FOR              AGAINST               ABSTAIN                  TOTAL
Morley Enhanced Income Fund                  1,109,538                    -                     -              1,109,538
Value Opportunities Fund                       106,006                  174                   785                106,965
High Yield Bond Fund                        10,485,743                    -                     -             10,485,743




                                                               PROPOSAL 8

         Approve Funds' reclassification of the fundamental investment objective as non-fundamental of each of the
                   Mid Cap Growth Fund*, Growth Fund, Nationwide Fund, Bond Fund, Tax-Free Income Fund,
              Long-Term U.S. Government Bond Fund, Intermediate U.S. Government Bond Fund, Money Market Fund,
        S&P 500 Index Fund, Prestige Large Cap Value Fund, Prestige Large Cap Growth Fund, Prestige Small Cap Fund,
                                  Prestige Balanced Fund and Prestige International Fund

SERIES                                             FOR              AGAINST               ABSTAIN                  TOTAL
Prestige Large Cap Value Fund                2,790,327               17,180                 4,307              2,811,814
Prestige Large Cap Growth Fund               2,803,493               51,507                41,788              2,896,788
Prestige Small Cap Fund                      1,885,497               32,726                45,971              1,964,194
Prestige Balanced Fund                         715,399               13,566                27,543                756,508
Prestige International Fund                  1,345,421                  123                 4,883              1,305,427





At such Annual Meeting, shareholders of the other Funds of the Trust voted upon these and other proposals. Results of such voting are not reported here in their entirety to the extent they do not directly affect the Fund. However, for more information about the results of the Annual Meeting, interested shareholders should contact the Trust.



80 NATIONWIDE

OFFICERS
Joseph J. Gasper - Chairman
Kevin S. Crossett - Secretary
Elizabeth A. Davin - Assistant Secretary
Alaina V. Metz - Assistant Secretary
Zita A. Resurreccion - Assistant Secretary
Michael A. Krulikowski - Assistant Secretary
Dina A. Tantra - Assistant Secretary
Gerald J. Holland - Treasurer
James F. Laird, Jr. - Assistant Treasurer
William J. Baltrus - Assistant Treasurer
Laurice A. Frysinger - Assistant Treasurer
Edwin P. McCausland - Assistant Treasurer
Bryan C. Haft - Assistant Treasurer
Mark R. Thresher - Assistant Treasurer

INVESTMENT ADVISOR
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, Pennsylvania 19428

TRANSFER AGENT
Nationwide Investor Services, Inc.
P.O. Box 1492
Columbus, Ohio 43216-1492

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263-0001

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, Pennsylvania 19103-7098

INDEPENDENT AUDITOR
KPMG LLP
Two Nationwide Plaza
Columbus, Ohio 43215-2537

DISTRIBUTOR
Nationwide Advisory Services, Inc.
P.O. Box 1492
Columbus, Ohio 43216-1492

This report is for the information of shareholders of the Nationwide Family of Funds. For more complete information regarding any of the mutual funds within the Nationwide Family of Funds, including all sales charges and expenses, please ask your representative for a prospectus. Please read it carefully before you invest or send any money.

Nationwide is a registered Federal Service mark of the Nationwide Mutual Insurance Company.


TRUSTEES
Joseph J. Gasper
Chairman
Columbus, Ohio

Charles E. Allen
Detroit, Michigan

Paula H.J. Cholmondeley
Boston, Massachusetts

C. Brent DeVore
Westerville, Ohio

Robert M. Duncan
Columbus, Ohio

Barbara Henningar
Englewood, Colorado

Paul J. Hondros
Conshohocken, Pennsylvania

Thomas J. Kerr, IV
Westerville, Ohio

Douglas F. Kridler
Columbus, Ohio

Dimon R. McFerson
Columbus, Ohio

Arden L. Shisler
Dayton, Ohio

David C. Wetmore
Reston, Virginia

2000

A FOUNDATION OF STRONG PRINCIPLES
We built Villanova Capital on four core values:
- CLIENT FOCUS. As the stewards of our clients' assets, we must deliver on our promise to manage their assets in a manner consistent with their objectives. Thus, a growth portfolio must concentrate on growth only, just as a value or core equity portfolio must adhere strictly to its mandate.
- PEOPLE. We must attract and retain talented and committed professionals, and we must provide them with the best research and technology tools available to do their jobs well.
- PERFORMANCE. We must strive to produce competitive risk-adjusted results for our investors and work to ensure that our funds follow consistent, well-articulated and repeatable investment processes.
- INTEGRITY. We must uphold our pledge to maintain the highest level of integrity in all aspects of our business.

A HEADQUARTERS RICH IN HISTORY, RENOVATED FOR THE 21ST CENTURY
     Photographs of Villanova Capital's Pennsylvania headquarters are found throughout this report.
     Villanova Capital is based in historic River Park, some 15 miles west of central Philadelphia, on the banks of the Schuylkill River.
     We occupy three buildings in River Park, which, as recently as ten years ago, was the site of a working paper mill. The site's original mill was built in 1746 with financial assistance from Benjamin Franklin, who used paper from the mill to print currency for the 13 colonies during the American Revolution.
     We worked closely with the property's developer to create a financial services center for the new millennium, while protecting the masonry and beams of the two-centuries-old buildings.

General Account Service and Exchanges:
1-800-848-0920

Fund Information
24 Hours a Day, 7 Days a Week:
1-800-637-0012

www.nationwidefunds.com

[PICTURE]

Nationwide(R) Family of Funds - offered by Villanova
Capital through Nationwide Advisory Services

[LOGO]                                                PRSRT STD
NATIONWIDE                                            US POSTAGE
Family of Funds                                         PAID
                                                     CLEVELAND OH
P.O. Box 1492                                       PERMIT NO. 1702
Columbus, Ohio 43216-1492

October 2000
Annual Report

HS-1214-12/00